                                    KEYNOTE

                                SERIES ACCOUNT

                                  ("KEYNOTE")

                                  PROSPECTUS

BALANCED SUBACCOUNT

        CALVERT SERIES SUBACCOUNT

                CORE BOND SUBACCOUNT

                        INFLATION-PROTECTED SECURITIES SUBACCOUNT

                               LARGE GROWTH SUBACCOUNT

                                       LARGE VALUE SUBACCOUNT

                                               MONEY MARKET SUBACCOUNT

                               -----------------

                                  MAY 1, 2015

[LOGO]

                                    KEYNOTE
                                SERIES ACCOUNT
                                  ("KEYNOTE")

                       GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(A), 401(K), 403(B), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                     MONY LIFE INSURANCE COMPANY ("MONY")
     5788 WIDEWATERS PARKWAY, 2ND FLOOR SYRACUSE, NY 13214; (914) 627-3000

   MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts. Protective Life Insurance Company is the parent company of MONY.
   We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only.
   Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Transamerica Partners Portfolios or in the Calvert VP SRI Balanced Portfolio ("Calvert Series") at their net asset value. (See "Transamerica Partners Portfolios" and Calvert Series.) The six currently available Series of Transamerica Partners Portfolios are the Money Market Series, Inflation-Protected Securities Series, Core Bond Series, Balanced Series, Large Value Series, and Large Growth Series. The Calvert Series is an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. A copy of the Calvert Series Summary Prospectus appears at the end of this Keynote Prospectus.
   KEYNOTE SUBACCOUNTS WHICH INVEST IN TRANSAMERICA PARTNERS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, TRANSAMERICA PARTNERS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "TRANSAMERICA PARTNERS PORTFOLIOS" HEREIN.
   The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Transamerica Partners Portfolios and the Calvert Series.
   This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.
   A Statement of Additional Information ("SAI") dated concurrently incorporated herein by reference, and containing additional information about the Contracts and Transamerica Partners Portfolios, has been filed with the Securities and Exchange Commission. The SAI is available from MONY without charge upon written request to the above address or by telephoning
(914) 627-3000 or by accessing the SEC's website at www.sec.gov. The Table of Contents of the SAI can be found in this Prospectus.
   This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, US COMMODITY FUTURES TRADING COMMISSION (CFTC), OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION, CFTC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS ACCOMPANIED (OR PRECEDED) BY A CURRENT SUMMARY PROSPECTUS FOR THE CALVERT SERIES.
                               DATED MAY 1, 2015

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
        Glossary...................................................    4
        Summary of Contract Expenses...............................    6
         Fee Tables................................................    6
         Condensed Financial Information...........................    8
         The Contracts.............................................    9
         Keynote...................................................    9
         Charges...................................................    9
         Credit and Allocation of Purchase Payments................    9
         Redemption................................................   10
         Transfers.................................................   10
         Frequent Allocations of Purchase Payments.................   10
         Payment Options...........................................   11
         Voting Rights.............................................   11
         Death Benefit.............................................   11
         Distribution of the Contracts.............................   11
        MONY.......................................................   11
        Keynote Series Account.....................................   12
         Calvert Series............................................   12
         Transamerica Partners Portfolios..........................   13
        Charges....................................................   14
         Charges for Mortality and Expense Risks...................   14
         Annual Contract Charge....................................   14
         Investment Management Fee.................................   14
         Premium Tax...............................................   15
        Summary of the Contracts...................................   16
         Ownership.................................................   16
         Purchase Payments.........................................   16
         Employer Sponsored Plan Requirements......................   16
         Rights of the Participant Under the Contract..............   17
         Rights Upon Suspension of Contract or Termination of Plan.   17
         403(b) Contract...........................................   17
         401(a) Contract/401(k) Contract and NQDC Contracts........   17
         457 and 408 (IRA) Contracts...............................   17
         Failure of Qualification..................................   17
         Transfers.................................................   17
        Rights Reserved By MONY....................................   18
        Credit of Purchase Payments................................   18
         Allocation of Purchase Payments...........................   19
         Determination of Unit Value...............................   19
        Death Benefit..............................................   19
        Redemption During the Accumulation Period..................   20
        Payment Options............................................   20
         Annuity Purchase Date.....................................   21
         Fixed Annuity.............................................   21
         Fixed Annuity Options.....................................   21
         Payments to a Beneficiary Following the Annuitant's Death.   22
         Voting Rights.............................................   22
        Distribution of the Contracts..............................   24
        Federal Income Tax Status..................................   24
         Tax Treatment of MONY.....................................   24

                                                                           PAGE
                                                                           ----
 Taxation of Annuities in General.........................................   24
 Surrenders, Death Benefits, Assignments and Gifts........................   25
 Annuity Payments.........................................................   25
 Penalty Tax..............................................................   26
Transamerica Partners Portfolios..........................................   27
More on the Transamerica Partners Portfolios' Strategies and Investments..   54
More on Risks of Investing in the Transamerica Partners Portfolios........   56
Management of Transamerica Partners Portfolios............................   70
Other Information Regarding Transamerica Partners Portfolios..............   75
 Purchase and Redemption of Interests in Transamerica Partners Portfolios.   75
Experts...................................................................   78
Legal Proceedings.........................................................   78
Financial Statements......................................................   78
Additional Information....................................................   79
Table of Contents of Statement of Additional Information..................   80
Request for Keynote Statement of Additional Information...................   81
Summary Prospectus of Calvert Series......................................  A-1

                                   GLOSSARY

   The following is a glossary of key terms used in this Prospectus.

   ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

   ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date, or earlier termination of his/her Accumulation Account.

   ANNUITY PURCHASE DATE: the date a Participant elects to purchase a Fixed Annuity.

   BALANCED SERIES: Transamerica Partners Balanced Portfolio, a series of Transamerica Partners Portfolios.

   CALVERT SERIES: the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

   CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders as described in this Prospectus.

   CONTRACTHOLDER: the individual, employer, trust or association to which an annuity contract has been issued.

   CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

   CORE BOND SERIES: Transamerica Partners Core Bond Portfolio, a series of Transamerica Partners Portfolios.

   FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

   INFLATION-PROTECTED SECURITIES SERIES: Transamerica Partners
Inflation-Protected Securities Portfolio, a series of Transamerica Partners Portfolios.

   IRA: an Individual Retirement Account within the meaning of Section 408 or
Section 408A of the Code.

   LARGE GROWTH SERIES: Transamerica Partners Large Growth Portfolio, a series of Transamerica Partners Portfolios.

   LARGE VALUE SERIES: Transamerica Partners Large Value Portfolio, a series of Transamerica Partners Portfolios.

   MONEY MARKET SERIES: Transamerica Partners Money Market Portfolio, a series of Transamerica Partners Portfolios.

   NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

   PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

   PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

   PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

   PURCHASE PAYMENT: the amount contributed and remitted to MONY on behalf of a Participant.

   SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Transamerica Partners Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

   TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

   TRANSAMERICA PARTNERS PORTFOLIOS: Transamerica Partners Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

   UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

   VALUATION TIME: each day as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. New York time).

   VALUATION PERIOD: The period between the ending of two successive Valuation Times.

   NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                         SUMMARY OF CONTRACT EXPENSES

FEE TABLES

   The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in Keynote. State premium taxes may also be deducted upon the purchase of a Fixed Annuity under the Contract.

   The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series).

                            KEYNOTE SERIES ACCOUNT

                                                        MAXIMUM    CURRENT
                                                        -------    -------
     ANNUAL CONTRACT FEE...............................     $50(1) NONE(1)
     SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE
       OF AVERAGE ACCOUNT VALUE)
        Mortality Risk Fees............................               0.80%
        Administrative Expense Risk Fees...............               0.45%
                                                                   -------
        Total Mortality and Expense Risk Fees..........               1.25%
        Total Separate Account Annual Expenses.........               1.25%

-------------
(1)MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts.

   The following table shows the minimum and maximum total operating expenses charged by the Transamerica Partners Portfolios and the Calvert Series during the fiscal year ended December 31, 2013 that you may pay periodically during the time that you invest under a Contract. Expenses may be higher or lower in the future. More detail concerning the fees and changes of each Transamerica Partners Portfolio and the Calvert Series is included in "Management of Transamerica Partners Portfolios," and in the Summary prospectus for the Calvert Series.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                                                      MINIMUM MAXIMUM
                                                                                      ------- -------
Expenses that are deducted from the assets of the Transamerica Partners Portfolio or
 the Calvert Series, including management fees and other expenses....................  0.29%   0.86%

   The following table shows the estimated fees and expenses you may pay if you invest in a Portfolio, and reflects expenses incurred by the Portfolio during its fiscal year ended December 31, 2014. Actual expenses may vary significantly. Your investment in each Keynote Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests.

---------------------------------------------------------------------------------------
                                                         INFLATION-
                                               MONEY     PROTECTED    CORE
                                               MARKET    SECURITIES   BOND    BALANCED
                                            PORTFOLIO(1) PORTFOLIO  PORTFOLIO PORTFOLIO
---------------------------------------------------------------------------------------
Management Fees............................     0.25%       0.35%     0.35%      0.45%
---------------------------------------------------------------------------------------
Other Expenses.............................     0.04%       0.07%     0.05%      0.18%
---------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses..     0.29%       0.42%     0.40%      0.63%
---------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(2).     0.00%       0.01%     0.00%     -0.13%
---------------------------------------------------------------------------------------
Net Annual Portfolio Operating Expenses....     0.29%       0.41%     0.40%      0.50%
---------------------------------------------------------------------------------------

    -----------------------------------------------------------------------
                                                  LARGE     LARGE
                                                  VALUE    GROWTH   CALVERT
                                                PORTFOLIO PORTFOLIO SERIES
    -----------------------------------------------------------------------
    Management Fees............................   0.45%     0.62%    0.69%
    -----------------------------------------------------------------------
    Other Expenses.............................   0.03%     0.04%    0.17%
    -----------------------------------------------------------------------
    Total Annual Portfolio Operating Expenses..   0.48%     0.66%    0.86%
    -----------------------------------------------------------------------
    Fee Waiver and/or Expense Reimbursement(2).   0.00%     0.01%    0.00%
    -----------------------------------------------------------------------
    Net Annual Portfolio Operating Expenses....   0.48%     0.65%    0.86%
    -----------------------------------------------------------------------

-------------
(1)In order to avoid a negative yield, the Series' adviser, Transamerica Asset Management, Inc., or any of its affiliates may waive fees or reimburse expenses of the Money Market Series. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Series to Transamerica Asset Management or its affiliates. There is no guarantee that the Series will be able to avoid a negative yield.

(2)The investment adviser to each Transamerica Partners Portfolio has contractually agreed to waive its fees or reimburse the Portfolio for its expenses. Each of these agreements is in effect through May 1, 2017.

Example

   This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract fees and expenses and portfolio company fees and expenses.

   If you (i) surrender your contract at the end of the applicable time period,
(ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $10,000 investment, assuming a 5% annual rate of return.

   The following examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

   The following example is based on fees after contractual waivers and reimbursements and reflects the imposition of the mortality and expense risk charge of 1.25%.

                                        AFTER   AFTER   AFTER   AFTER
        SUBACCOUNT                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
        ----------                      ------ ------- ------- --------
        Money Market...................  $152   $472   $  815   $1,783
        Inflation-Protected Securities.  $167   $517   $  892   $1,944
        Core Bond......................  $166   $515   $  888   $1,936
        Balanced.......................  $178   $551   $  949   $2,063
        Large Value....................  $175   $543   $  935   $2,034
        Large Growth...................  $193   $597   $1,026   $2,222
        Calvert Series.................  $214   $661   $1,134   $2,441

                        CONDENSED FINANCIAL INFORMATION
                            KEYNOTE SERIES ACCOUNT
                           ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT

                                                                       UNIT VALUE
                                ------------------------------------------------------------------------------------------
                                DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31,
                                  2005     2006     2007     2008     2009     2010     2011     2012     2013     2014
                                -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -
Money Market...................  $19.29   $20.01   $20.81   $21.09   $21.09   $21.09   $21.09   $21.09   $21.09   $21.09
Inflation-Protected Securities.   20.08    20.55    22.39    21.67    23.58    24.74    27.44    29.02    26.29    26.74
Core Bond......................   30.76    31.69    33.44    32.47    36.20    38.71    40.60    43.41    42.46    44.58
Balanced.......................   37.73    41.70    41.98    30.41    37.06    41.74    42.66    47.81    55.87    61.25
Large Value....................   53.20    63.51    61.70    34.83    40.09    45.40    45.88    53.19    72.56     78.7
Large Growth...................   49.51    50.99    56.61    33.66    45.06    51.91    50.35    57.15    76.39    83.55
Calvert Series.................   29.13    31.34    31.85    21.63    26.78    29.65    30.62    33.42    38.95    42.17

                                                                    UNITS OUTSTANDING
                                -----------------------------------------------------------------------------------------
                                DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31,
                                  2005     2006     2007     2008     2009     2010     2011     2012     2013     2014
                                -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Money Market...................   5,786    5,927    6,535   21,866    1,549    1,443    1,416    1,436      857      833
Inflation-Protected Securities.   7,500    4,321    4,372    2,650      916      955      836      853      732      770
Core Bond......................   7,375    5,418    5,876    4,700    2,924    2,794    2,682    2,602    2,404    2,419
Balanced.......................  44,270   39,005   37,770   17,788   10,335    9,671    8,901    8,657    8,232    7,756
Large Value.................... 123,843  111,730  107,338   49,041   30,916   29,521   28,073   22,236   19,913   19,775
Large Growth...................  57,543   48,974   45,839   24,321   16,318   15,916   15,557   10,866    9,025    8,839
Calvert Series.................  13,850   14,357   14,732   11,197   10,353   10,269   10,207   10,175   10,055   10,084

-------------
Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus. For more information about accumulation unit values, see "Determination of Unit Value".

THE CONTRACTS

   We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

   Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

KEYNOTE

   Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Transamerica Partners Portfolios' Money Market, Inflation-Protected Securities, Core Bond, Balanced, Large Value, and Large Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series at their net asset value (See "Transamerica Partners Portfolios" and "Calvert Series".) Each series of Transamerica Partners Portfolios is managed by Transamerica Asset Management, Inc. ("TAM"). The Calvert Series is a series of Calvert Variable Series, Inc. (the "Fund") a diversified open-end management company whose investment adviser is Calvert Investment Management, Inc. Because the contracts are no longer being offered, MONY may consider closing Keynote or may consider other potential investment options in the future.

   The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series to which Purchase Payments are allocated.

   The Calvert Series is an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. A copy of the Calvert Series Summary Prospectus appears at the end of this Keynote Prospectus. Transamerica Partners Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Transamerica Partners Portfolios" herein.

CHARGES

   MONY makes daily charges against the net assets of Keynote at an annual rate of 1.25%, consisting of 0.80% for mortality risks and 0.45% for administrative expense risks. (See "Charges -- Charges for Mortality and Expense Risks".) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge".)

   In addition to the charges set forth above, TAM, which serves as an investment adviser to each series of Transamerica Partners Portfolios, and Calvert Investment Management, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Transamerica Partners Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

   Premium taxes may be payable on the purchase of a Fixed Annuity. (See "Premium Tax".)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

   Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments".)

REDEMPTION

   A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to the participant's death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

   A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code.

TRANSFERS

   A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. If MONY were to impose transfer charges, this prospectus would be amended to reflect any applicable fee. Transfers may be made in writing or by telephone by calling
(914) 627-3000. (See "Transfers".) MONY reserves the right to discontinue allowing telephone transfers.

FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS

   Frequent purchases and redemptions of investment in Keynote (and therefore indirectly in the underlying mutual fund shares) may interfere with the efficient management of a mutual fund's portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term investors in the Subaccounts and the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long term investors may be reduced when allocations by other investors are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

   Because of the potential harm to the Subaccounts and their long term investors, MONY has implemented policies and procedures that are intended to discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Subaccount may limit additional allocations of purchase payments directed to the Subaccount by Participants who are believed by the underlying fund manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, MONY has not adopted any specific restrictions on allocations of purchase payments, but each Subaccount reserves the right to reject any allocation with or without prior notice to the Participant. It is the intent of these policies not to accommodate market timing. In cases where surveillance of a particular Participant account establishes what the underlying fund manager believes to be obvious market timing, MONY will seek to block future allocations of purchase payments by that Participant. Where surveillance of a particular Participant account indicates activity that the underlying fund manager believes could be either abusive or for legitimate purposes, the Subaccount may permit the Participant to justify the activity.

   The Subaccounts' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Subaccounts reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Subaccounts or other techniques that may be adopted in the future, may not be effective.

   As noted above, if a Subaccount is unable to detect and deter trading abuses, the Subaccount's performance, and its long term investors, may be harmed. In addition, because the Subaccounts have not adopted any specific limitations or restrictions on allocations of purchase payments, investors may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. Because the Subaccounts apply their policies and procedures in a discretionary manner, different Participants may be treated differently, which could result in some investors being able to engage in frequent trading while others bear the costs and effects of that trading. The Subaccounts will provide advance notice to Participants of any specific restrictions on allocations of purchase payments that the Subaccounts may adopt in the future.

   Additionally, the Transamerica Partners Portfolios have adopted policies and procedures to prevent the selective release of non-public information about the portfolio holdings, as such information may be used for market-timing and similar abusive practices.

PAYMENT OPTIONS

   Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options".)

VOTING RIGHTS

   To the extent required by law, MONY will vote the interests in Transamerica Partners Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights".)

DEATH BENEFIT

   If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit".)

DISTRIBUTION OF THE CONTRACTS

   Investment Distributors, Inc. ("IDI") serves as both the distributor and principal underwriter of the Contracts. The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts.

                                     MONY

   MONY Life Insurance Company ("MONY") is a New York stock life insurance corporation organized in 1842. On October 1, 2013, Protective Life Insurance Company ("Protective Life") acquired all of the outstanding voting shares of MONY from AXA Equitable Financial Service, LLC, and AXA Financial, Inc.

   The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where MONY is authorized to do business. Interests under the Contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The Contract is a "covered security" under the federal securities laws.

   We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   MONY is a wholly owned subsidiary of Protective Life, which is the chief operating subsidiary of Protective Life Corporation, a U.S. insurance holding company and subsidiary of The Dai-ich Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2014, MONY had total assets of approximately $7.7 billion.

                            KEYNOTE SERIES ACCOUNT

   Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

   Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. Although Keynote is registered, the SEC does not monitor the activity of Keynote on a daily basis. MONY is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, Keynote is treated as a part or division of MONY.

   There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert VP SRI Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Transamerica Partners Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Transamerica Partners Portfolios. A more complete description of the Calvert Series, its investment objectives and policies, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying Summary Prospectus for the Calvert Series. Full descriptions of the six series of Transamerica Partners Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Transamerica Partners Portfolios". Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Transamerica Partners Portfolios and the Calvert Series.

CALVERT SERIES

   The Calvert Series is a series of Calvert Variable Series, Inc. ("CVS"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Investment Management, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series Summary Prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

   The investment objective of the Calvert Series is set forth in the Summary Prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. There can be no assurance that the objective of the Calvert Series will be realized.

TRANSAMERICA PARTNERS PORTFOLIOS

   Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Transamerica Partners Portfolios set forth below:

                                           SERIES OF TRANSAMERICA PARTNERS
          KEYNOTE SUBACCOUNT                         PORTFOLIOS
          ------------------               -------------------------------
 Keynote Money Market Subaccount....... Transamerica Partners Money Market
                                        Portfolio
 Keynote Inflation-Protected            Transamerica Partners
   Securities Subaccount............... Inflation-Protected Securities
                                        Portfolio
 Keynote Core Bond Subaccount.......... Transamerica Partners Core Bond
                                        Portfolio
 Keynote Balanced Subaccount........... Transamerica Partners Balanced
                                        Portfolio
 Keynote Large Value Subaccount........ Transamerica Partners Large Value
                                        Portfolio
 Keynote Large Growth Subaccount....... Transamerica Partners Large Growth
                                        Portfolio

   Transamerica Partners Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Transamerica Partners Portfolios.

   TAM acts as investment adviser to each series of Transamerica Partners Portfolios. With respect to each series of Transamerica Partners Portfolios, TAM has contracted for certain investment advisory services with one or more subadvisers. TAM and the subadviser or subadvisers for a particular series of Transamerica Partners Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Transamerica Partners Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met. An investor's interest in a Keynote Subaccount is neither insured nor guaranteed by the U.S. Government.

   Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital.

   Inflation-Protected Securities Series: To seek maximum real return consistent with the preservation of capital.

   Core Bond Series:  To achieve maximum total return.

   Balanced Series: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

   Large Value Series: To provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies; current income is a secondary goal.

   Large Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

   See "Transamerica Partners Portfolios" and the Statement of Additional Information for more information on each series.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

   The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that 0.80% is for mortality risk and 0.45% is for expense risk.

   The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

   Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

   MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future.

INVESTMENT MANAGEMENT FEE

   Because Keynote purchases interests in certain series of Transamerica Partners Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Transamerica Partners Portfolios and the Calvert Series.

   TAM serves as the investment adviser to each series of Transamerica Partners Portfolios. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Transamerica Partners Portfolios".

   Calvert Investment Management, Inc. ("CIM") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2015, CIM was the investment adviser for 39 mutual fund portfolios and had over $13.5 billion in assets under management.

   Information about the Calvert Series' portfolio management team, as well as the investment management fees charged by CIM is contained in the accompanying Summary Prospectus of the Calvert Series.

   CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Series' subadvisers without shareholder approval.

PREMIUM TAX

   Under the laws of certain jurisdictions, premium taxes are payable upon the purchase of a Fixed Annuity under the Contract. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                           SUMMARY OF THE CONTRACTS

   We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract. Please note that a business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. If we receive a payment, request, election, notice, transfer or any other transaction request from you on a day that is not a business day or after the close of a business day then, in each case, we are deemed to have received that item on the next business day.

OWNERSHIP

   The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

   With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The
Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer or association as agent for the Participant will make Purchase Payments on behalf of and as determined by each participating employee or association member in a payroll deduction arrangement pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

   All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonfor-feitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

   Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code
Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxable subsidiaries of such organizations and stand-alone taxable organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for additional information. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held, including any changes required to contributions to the Contract and transactions with the Contract required by changes in law governing the applicable plan.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

   There are no required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date") during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

   During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

   403(b) Contract

   In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

   401(a) Contract/401(k) Contract and NQDC Contracts

   If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contrac-tholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

   457 and 408(IRA) Contracts

   If the Contractholder terminates its Plan or the Contractholder or IRA Contractholder discontinues purchase payments for a Participant or itself, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options:
(1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not MONY, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

   In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof may refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

   No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

   401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

   A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

   Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Large Value Series, Large Growth Series or Calvert Series. Transfers from a Participant's Accumulation Account under the Keynote Contracts to the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts are permitted, subject to certain restrictions in both Contracts. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

   Transfers may be made in writing or by telephoning (914) 627-3000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

   Subject to compliance with applicable laws and, when required by law, approval of the Contrac-tholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

    (1)To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

    (2)To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

    (3)To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

    (4)To substitute, for the interests in a series of Transamerica Partners Portfolios or the Calvert Series held in any Subaccount, interests in another series of Transamerica Partners Portfolios or interests in another investment company or any other investment permitted by law; and

    (5)To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                          CREDIT OF PURCHASE PAYMENTS

   A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONYat 440 Mamaroneck Avenue, Harrison, New York 10528, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt,

(i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

   Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

   Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

   Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

   The Unit value for a Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

    (a)is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Transamerica Partners Portfolios or the Calvert Series in which the Subaccount invests, and

    (b)is the mortality and expense risk charge accrued as of that Valuation Date, and

    (c)is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

   Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under a Section 401(a) and/or
Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for additional information.

   If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

   If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

   For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

   For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

   For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge.

   The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

   A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Transamerica Partners Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

   A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Income Tax Status".)

   With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                PAYMENT OPTIONS

   With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However,
Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

   The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 at which time an election to receive an annuity or lump sum benefit must be made.

   In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONYof the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

   For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

   Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

   The following Fixed Annuity options may be available:

    (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.

   (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

   (iii)Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25 or 30 years.

   (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

        If the contingent annuitant dies before the first annuity payment to the annuitant, the contin- gent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

    (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). At the time of electing a Contingent Annuity, the participant may elect that the annuity payments to the contingent annuitant be in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of 5, 10, 15 or 20 years. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

   The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Contingent Annuity with Period Certain, may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be. All annuity options must comply with the "required minimum distribution" rules, discussed later in Federal Income Tax Status.

   The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

   If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

   The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

   The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Transamerica Partners Portfolios and the Calvert Series, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders. The record date for any such vote shall be selected by the governing Boards of Transamerica Partners Portfolios or the Calvert Series. MONY will furnish Contractholders with the proper forms to enable them to give it these instructions.

   Each Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in beneficial interests in a series of Transamerica Partners Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

   A Participant will have the right to instruct the Contractholder with respect to interests in the series of Transamerica Partners Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder and to the Participants.

   The Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

   Matters on which the Contractholder may give voting instructions include the following: (1) election of the governing Boards of Transamerica Partners Portfolios or the Calvert Series; (2) ratification of the independent accountant of Transamerica Partners Portfolios or the Calvert Series;
(3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's selected Subaccount(s);
(4) any change in the fundamental investment policies of a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Transamerica Partners Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

   MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Transamerica Partners Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Transamerica Partners Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Transamerica Partners Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Transamerica Partners Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

   Until October 31, 2013, AXA Advisors, LLC ("AXA Advisors") served as the distributor and principal underwriter of the Contracts. Since November 1, 2013, Investment Distributors, Inc. ("IDI") has served, and continues to serve, as the distributor and principal underwriter of the Contracts. IDI and MONY are under the common control of Protective Life Corporation ("PLC"). IDI is registered with the SEC as a broker- dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Its principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223. IDI also acts as distributor and principal underwriter for other MONY variable life and annuity products issued by MONY and by other insurance company subsidiaries of PLC.

   The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts. The maximum commission currently paid is 1% of additional Purchase Payments. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, MONY's immediate parent, Protective Life Insurance Company pays some or all of IDI's operating and other expenses.

                           FEDERAL INCOME TAX STATUS

   The Contracts were originally designed for use to fund retirement plans which may or may not be qualified under specified provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Participant or beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon MONY's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

   These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

   MONY does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contract.

TAX TREATMENT OF MONY

   MONY is taxed as a life insurance company under the Code. Investment income and gains from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, MONY is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Keynote Series Account.

TAXATION OF ANNUITIES IN GENERAL

   The Contracts were originally designed for use in connection with specified tax qualified plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to specified tax qualified plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for non-qualified Contracts if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a Contract are generally taxable to the Participant as ordinary income except to the extent of:

   . Participant after-tax contributions (in the case of certain qualified plans), or

   . Contractholder contributions (in the case of non-qualified contracts owned by individuals).

   Contractholders, Participants and beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under non-qualified contracts and under any tax qualified plan in connection with which the Contract is purchased. For qualified Contracts, among other things individuals should discuss with their tax advisors are the "required minimum distribution rules" which generally require distributions to be made after age 70 1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding tax qualified plans. Failure to comply with required minimum distribution rules will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Plan.

   Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to a Contractholder (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of Contracts or otherwise. None of these rules affects tax qualified plans.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

   A Contractholder who fully surrenders a Contract is taxed on the portion of the payment that exceeds the cost basis in the Contract. For non-qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For qualified Contracts used to fund tax qualified plans, the cost basis is generally zero, except to the extent of after-tax contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A beneficiary entitled to receive a lump sum death benefit upon the death of the Participant is taxed on the portion of the amount that exceeds the Owner's cost basis in the Contract. If the beneficiary elects to receive annuity payments within 60 days of the Participant's death, different tax rules apply. (See "Annuity payments" below.)

   Partial redemptions or withdrawals received under non-qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial redemptions received under Contracts used to fund a tax qualified plan, payments are generally prorated between taxable income and non-taxable return of investment.

   Because of the cost basis of qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

   Certain retirement plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options or to make a partial redemption or surrender the Contract.

   A Contractholder who assigns or pledges a non-qualified contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

   The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Contracts funding certain tax qualified plans the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Participant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Participant does not live to life expectancy.

PENALTY TAX

   Payments received by Contractholders, Participants, and beneficiaries may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is imposed on amounts received before the taxpayer attains age 59 1/2. Exceptions may apply for distributions on account of death, disability, among others.

INCOME TAX WITHHOLDING

   MONY will withhold and remit to the United States government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a Contract unless the Contractholder, Participant or beneficiary:

       (1)provides his or her taxpayer identification number to MONY, and

       (2)notifies MONY that he or she chooses not to have amounts withheld.

   Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

       (1)Part of a series of substantially equal periodic payments (at least annually) for

           (a)the participant's life or life expectancy,

           (b)the joint lives or life expectancies of the participant and his/her beneficiary,

           (c)or a period certain of not less than 10 years;

       (2)Required minimum distributions; or

       (3)Qualifying hardship distributions.

   The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.

                       TRANSAMERICA PARTNERS PORTFOLIOS

   Six Subaccounts of Keynote invest exclusively in corresponding series of Transamerica Partners Portfolios. Transamerica Partners Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

   Each Subaccount which invests in Transamerica Partners Portfolios does so through a two tier, core/ feeder fund structure in which each Subaccount invests in a corresponding series of Transamerica Partners Portfolios.

   In addition to selling beneficial interests to such Subaccounts, Transamerica Partners Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Transamerica Partners Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Transamerica Partners Portfolios.

   Smaller entities investing in a series of Transamerica Partners Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Transamerica Partners Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Transamerica Partners Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Transamerica Partners Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights", including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Transamerica Partners Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Transamerica Partners Portfolios to meet redemption requests from its investors, such as temporary borrowings.

TRANSAMERICA PARTNERS BALANCED PORTFOLIO

   INVESTMENT OBJECTIVE: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

   PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 92% of the average value of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES: The Portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the "equity sub-adviser") manages the equity component of the Portfolio and Aegon USA Investment Management, LLC. (the "fixed-income sub-adviser") manages the fixed-income component of the Portfolio.

   The Portfolio varies the percentage of assets invested in any one type of security in accordance with its sub-advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the Portfolio invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities). The Portfolio's investment adviser, Transamerica Asset Management, Inc., monitors the allocation of the Portfolio's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.

   . EQUITY COMPONENT -- The equity sub-adviser seeks to achieve the Portfolio's objective by investing, under normal circumstances, at least 80% of the equity component's net assets in equity securities of large- and medium-capitalization U.S. companies. The Portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the Portfolio's weightings are generally similar to those of the S&P 500(R). The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500(R).

   . FIXED INCOME COMPONENT -- Under normal circumstances, the fixed-income component of the Portfolio is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component's portfolio weighted average duration will typically range from 3 to 10 year.

      The fixed income sub-adviser may also invest the Portfolio's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations ("CLO"s), collateralized bond obligations ("CBO"s) and collateralized debt obligations ("CDO"s)), commercial mortgage-backed securities ("CMBS"), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser's investments for the Portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the Portfolio's assets in securities that are denominated in U.S. dollars and in foreign currencies.

      The Portfolio may invest up to 10% of the fixed-income component's net assets in emerging market debt securities and up to 10% of the fixed-income component's net assets in high-yield debt securities (commonly referred to as "junk bonds"), but may invest no more than 15% of the fixed-income component's net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's sub-adviser.

      In managing the Portfolio's fixed-income component, the fixed-income sub-adviser uses a combination of a global "top down" analysis and a "bottom up" fundamental analysis. In the fixed-income sub-adviser's qualitative "top down" approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its "bottom up" analysis, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the Portfolio.

   The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Portfolio's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

   The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis.

   PRINCIPAL RISKS: Risk is inherent in all investing. Many factors affect the Portfolio's performance. There is no assurance the Portfolio will meet its investment objective. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The Portfolio may take temporary defensive positions; in such a case, the Portfolio will not be pursuing its principal investments strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

   . ACTIVE TRADING -- The Portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

   . COUNTERPARTY -- The Portfolio will be subject to credit risk (that is, where changes in an issuer's financial strength or credit rating may affect an instrument's value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the Portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Portfolio may decline.

   . CREDIT -- If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as "junk bonds") have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

   . CURRENCY -- The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

   . CURRENCY HEDGING -- The Portfolio may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a Portfolio may be worse off than if it had not used a hedging instrument.

   . DERIVATIVES -- Using derivatives exposes the Portfolio to additional risks and can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. The Portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

   . DOLLAR ROLLS -- Fixed income securities with buy-back features enable the Portfolio to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

   . EMERGING MARKETS -- Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

   . EQUITY SECURITIES -- Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline.

   . EXTENSION -- When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Portfolio's share price to be more volatile.

   . FIXED-INCOME SECURITIES -- The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

   . FOCUSED INVESTING -- To the extent the Portfolio invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country's or region's securities markets. Geographic risk is especially high in emerging markets.

   . FOREIGN INVESTMENTS -- Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

   . GROWTH STOCKS -- Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "value" stocks.

   . HEDGING -- The Portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the Portfolio's portfolio against price fluctuations. Other hedging strategies would tend to increase the Portfolio's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the Portfolio's foreign investments. The Portfolio's hedging strategies may not work as intended, and the Portfolio may be in a less favorable position than if it had not used a hedging instruments.

   . HIGH-YIELD DEBT SECURITIES -- High-yield debt securities, commonly referred to as "junk bonds," are securities that are rated below "investment grade" or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   . INFLATION-PROTECTED SECURITIES -- Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

   . INTEREST RATE -- Interest rates in the U.S. have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

   . LEVERAGING -- The value of your investment may be more volatile to the extent that the Portfolio borrows or uses derivatives or other investments that have a leveraging effect on the Portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Portfolio would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Portfolio's assets. The Portfolio also may have to sell assets at inopportune times to satisfy its obligations.

   . LIQUIDITY -- The Portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

   . LOANS -- Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The Portfolio's investments in loans are also subject to prepayment or call risk.

   . MANAGER -- The Portfolio is subject to the risk that the sub-adviser judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Portfolio to lose value or its results to lag relevant benchmarks or other Portfolios with similar objectives.

   . MARKET -- The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

   . MORTGAGE-RELATED AND ASSET-BACKED SECURITIES -- The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

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

   . MUNICIPAL SECURITIES -- Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the Portfolio will be more susceptible to associated risks and developments. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or get worse.

   . PORTFOLIO SELECTION -- The value of your investment may decrease if the sub-adviser's judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

   . PREFERRED STOCK -- Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

   . PREPAYMENT OR CALL -- Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Portfolio also may lose any premium it paid on the security.

   . REPURCHASE AGREEMENTS -- If the other party to a repurchase agreement defaults on its obligation, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted.

   . SMALL AND MEDIUM CAPITALIZATION COMPANIES -- The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

   . SOVEREIGN DEBT -- Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

   . U.S. GOVERNMENT AGENCY OBLIGATIONS -- Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

   . VALUATION -- The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

   . VALUE INVESTING -- The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "growth" stocks.

    . YIELD -- The amount of income received by the Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. If interest rates increase, the Portfolio's yield may not increase proportionately. For example, Transamerica Asset Management, Inc. ("TAM" or the "Investment Adviser") or any of its affiliates may voluntarily waive fees or reimburse expenses of one or more classes of the Portfolio in order to avoid a negative yield, and TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup expenses previously foregone or reimbursed. There is no guarantee that the Portfolio will be able to avoid a negative yield. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

   MANAGEMENT:

Investment Adviser:                  Sub-Adviser:
Transamerica Asset Management, Inc.  Aegon USA Investment Management, LLC.

                                     Portfolio Managers:
                                     Brian W. Westhoff, CFA, Portfolio Manager
                                       since 2014
                                     Doug Weih, CFA, Portfolio Manager since 2014
                                     Rick Perry, CFA, Portfolio Manager since 2014

                                     Sub-Adviser:
                                     J.P. Morgan Investment Management, Inc.

                                     Portfolio Managers:
                                     Aryeh Glatter, Portfolio Manager since 2014
                                     Steven G. Lee, Portfolio Manager since 2014
                                     Tim Snyder, CFA, Portfolio Manager since 2013
                                     Raffaele Zingone, Portfolio Manager since 2010

TRANSAMERICA PARTNERS CORE BOND PORTFOLIO

   INVESTMENT OBJECTIVE:  Seeks to achieve maximum total return.

   PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 184% of the average value of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES:   Under normal circumstances, the Portfolio
invests primarily in investment grade debt securities which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The Portfolio's portfolio weighted average duration will typically range from 3 to 10 years. The Portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations ("CLO"s), collateralized bond obligations ("CBO"s) and collateralized debt obligations ("CDO"s)), commercial mortgage-backed securities ("CMBS"), high quality short-term debt obligations and repurchase agreements. The Portfolio's investments may include debt securities of foreign issuers, including emerging market debt securities. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.

   The Portfolio may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as "junk bonds"), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB- from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's sub-adviser.

   In managing the Portfolio's assets, the sub-adviser uses a combination of a global "top down" analysis and a "bottom up" fundamental analysis. In the sub-adviser's qualitative "top down" approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its "bottom up" analysis, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the Portfolio.

   The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Portfolio's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

   The Portfolio may purchase securities on a when-issued delayed delivery or forward commitment basis.

   PRINCIPAL RISKS: Risk is inherent in all investing. Many factors affect the Portfolio's performance. There is no assurance the Portfolio will meet its investment objective. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The Portfolio may take temporary defensive positions: in such a case, the Portfolio will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

   . ACTIVE TRADING -- The Portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

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

   . COUNTERPARTY -- The Portfolio will be subject to credit risk (that is, where changes in an issuer's financial strength or credit rating may affect an instrument's value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the Portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Portfolio may decline.

   . CREDIT -- If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as "junk bonds") have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

   . CURRENCY -- The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

   . CURRENCY HEDGING -- The Portfolio may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a Portfolio may be worse off than if it had not used a hedging instrument.

   . DERIVATIVES -- Using derivatives exposes the Portfolio to additional risks and can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. The Portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

   . DOLLAR ROLLS -- Fixed income securities with buy-back features enable the Portfolio to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

   . EMERGING MARKETS -- Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

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

   . EXTENSION -- When interest rates rise, repayments of fixed income securities, particularly asset-and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Portfolio's share price to be more volatile.

   . FIXED-INCOME SECURITIES -- The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

   . FOREIGN INVESTMENTS -- Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

   . HEDGING -- The Portfolio may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the Portfolio's portfolio against price fluctuations. Other hedging strategies would tend to increase the Portfolio's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the Portfolio's foreign investment. The Portfolio's hedging strategies may not work as intended, and the Portfolio may be in a less favorable position than if it had not used a hedging instrument.

   . HIGH-YIELD DEBT SECURITIES -- High-yield debt securities, commonly referred to as "junk bonds," are securities that are rated below "investment grade" or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   . INFLATION-PROTECTED SECURITIES -- Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

   . INTEREST RATE -- Interest rates in the U.S. have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

   . LEVERAGING -- The value of your investment may be more volatile to the extent that the Portfolio borrows or uses derivatives or other investments that have a leveraging effect on the Portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Portfolio would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Portfolio's assets. The Portfolio also may have to sell assets at inopportune times to satisfy its obligations.

   . LIQUIDITY -- The Portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

   . LOANS -- Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The Portfolio's investments in loans are also subject to prepayment or call risk.

   . MANAGER -- The Portfolio is subject to the risk that the sub-adviser judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Portfolio to lose value or its results to lag relevant benchmarks or other portfolios/funds with similar objectives.

   . MARKET -- The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

   . MORTGAGE-RELATED AND ASSET-BACKED SECURITIES -- The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

   . MUNICIPAL SECURITIES -- Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the Portfolio will be more susceptible to associated risks and developments. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or get worse.

   . PORTFOLIO SELECTION -- The value of your investment may decrease if the sub-adviser's judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

   . PREPAYMENT OR CALL -- Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Portfolio also may lose any premium it paid on the security.

   . REPURCHASE AGREEMENTS -- If the other party to a repurchase agreement defaults on its obligation, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted.

   . SOVEREIGN DEBT -- Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

   . U.S. GOVERNMENT AGENCY OBLIGATIONS -- Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

   . VALUATION -- The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

   . YIELD -- The amount of income received by the Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. If interest rates increase, the Portfolio's yield may not increase proportionately. For example. Transamerica Asset Management, Inc. ("TAM" or the "Investment Adviser") or any of its affiliates may voluntarily waive fees or reimburse expenses of one or more classes of the Portfolio in order to avoid a negative yield, and TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup expenses previously foregone or reimbursed. There is no guarantee that the Portfolio will be able to avoid a negative yield. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

   MANAGEMENT:

Investment Adviser:                  Sub-Adviser:
Transamerica Asset Management, Inc.  Aegon USA Investment Management, LLC.

                                     Portfolio Managers:
                                     Brian W. Westhoff, CFA, Portfolio Manager
                                       since 2014
                                     Rick Perry, CFA, Portfolio Manager since 2014
                                     Doug Weih, CFA, Portfolio Manager since 2014

TRANSAMERICA PARTNERS INFLATION-PROTECTED SECURITIES PORTFOLIO

   INVESTMENT OBJECTIVE: Seeks maximum real return consistent with the preservation of capital.

   PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 81% of the average value of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The Portfolio also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics.

   The Portfolio may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.

   The Portfolio invests primarily in investment-grade securities, but may also invest in lower quality securities. The Portfolio may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as "junk bonds"). Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's sub-advisers.

   The Portfolio seeks to maintain an average portfolio duration that is within (+/-)20% of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities Index, an index of inflation-protected securities. As of March 31, 2015, the duration of the index was 7.84 years. The Portfolio may invest in securities of any maturity.

   The portfolio managers of the Portfolio use both "top down" and "bottom up" analysis to determine security and duration positions for the Portfolio. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

   The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the portfolio (including to attempt to mitigate risk of loss in some fashion, or " hedge"), but they also may be used to generate income.

   PRINCIPAL RISKS: Risk is inherent in all investing. Many factors affect the Portfolio's performance. There is no assurance the Portfolio will meet its investment objective. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The Portfolio may take temporary defensive positions; in such a case, the Portfolio will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

   . ACTIVE TRADING -- The Portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

   . CFTC REGULATION -- The Investment Adviser has registered as a "commodity pool operator" under the Commodity Exchange Act with respect to its service as investment adviser to the

      Portfolio. The Investment Adviser is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission ("CFTC"), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change and additional compliance and other expenses may be incurred.

   . COUNTERPARTY -- The Portfolio will be subject to credit risk (that is, where changes in an issuer's financial strength or credit rating may affect an instrument's value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the Portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Portfolio may decline.

   . CREDIT -- If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as "junk bonds") have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

   . CURRENCY -- The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

   . DERIVATIVES -- Using derivatives exposes the Portfolio to additional risks and can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. The Portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

   . EXTENSION -- When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Portfolio's share price to be more volatile.

   . FIXED-INCOME SECURITIES -- The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

   . FOREIGN INVESTMENTS -- Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

   . HIGH-YIELD DEBT SECURITIES -- High-yield debt securities, commonly referred to as "junk bonds," are securities that are rated below "investment grade" or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   . INFLATION-PROTECTED SECURITIES -- Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

   . INTEREST RATE -- Interest rates in the U.S. have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

   . LEVERAGING -- The value of your investment may be more volatile to the extent that the Portfolio borrows or uses derivatives or other investments that have a leveraging effect on the Portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Portfolio would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Portfolio's assets. The Portfolio also may have to sell assets at inopportune times to satisfy its obligations.

   . LIQUIDITY -- The Portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

   . LOANS -- Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The Portfolio's investments in loans are also subject to prepayment or call risk.

   . MANAGER -- The Portfolio is subject to the risk that the sub-adviser's judgments and investment decisions as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Portfolio to lose value or its results to lag relevant benchmarks or other Portfolios with similar objectives.

   . MARKET -- The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security. Financial markets in the U.S. Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

   . MORTGAGE-RELATED AND ASSET-BACKED SECURITIES -- The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

   . PORTFOLIO SELECTION -- The value of your investment may decrease if the sub-adviser's judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

   . PREPAYMENT OR CALL -- Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Portfolio also may lose any premium it paid on the security.

   . U.S. GOVERNMENT AGENCY OBLIGATIONS -- Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

   . VALUATION -- The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

   MANAGEMENT:

Investment Adviser:                  Sub-Adviser:
Transamerica Asset Management, Inc.  BlackRock Financial Management, Inc.

                                     Portfolio Managers:
                                     Gargi Chaudhuri, Portfolio Manager since 2014
                                     Martin Hegarty, Portfolio Manager since 2010

TRANSAMERICA PARTNERS LARGE GROWTH PORTFOLIO

   INVESTMENT OBJECTIVE: Seeks to provide a high level of capital appreciation through investments in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

   PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests primarily in common stocks of companies that its sub-advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies and other investments with similar economic characteristics. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000(R) Index./1/ As of March 31, 2015, the market capitalization of the smallest company in the Russell 1000(R) Index was $212 million. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other U.
S. securities exchanges and, to a lesser extent, equity securities listed on foreign securities exchanges and those that are traded over-the-counter. The Portfolio uses multiple sub-advisers to try to control the volatility often associated with growth Portfolios, but there can be no assurance that this strategy will succeed.

-------------
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell(R) is a trademark of Russell Investment Group.

   PRINCIPAL RISKS: Risk is inherent in all investing. Many factors affect the Portfolio's performance. There is no assurance the Portfolio will meet its investment objective. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The Portfolio may take temporary defensive positions; in such a case, the Portfolio will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

   . DEPOSITARY RECEIPTS -- Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

   . EQUITY SECURITIES -- Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline.

   . FOREIGN INVESTMENTS -- Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

   . GROWTH STOCKS -- Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "value" stocks.

   . MANAGER -- The Portfolio is subject to the risk that the sub-adviser judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Portfolio to lose value or its results to lag relevant benchmarks or other Portfolios with similar objectives.

   . MARKET -- The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

   . PORTFOLIO SELECTION -- The value of your investment may decrease if the sub-adviser's judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

   . PREFERRED STOCK -- Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

   . SMALL AND MEDIUM CAPITALIZATION COMPANIES -- The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

   . WARRANTS AND RIGHTS -- Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

   MANAGEMENT:

Investment Adviser:                  Sub-Adviser:
Transamerica Asset Management, Inc.  Jennison Associates LLC

                                     Portfolio Managers:
                                     Michael A. Del Balso, Lead Portfolio Manager
                                       since 2009
                                     Blair A. Boyer, Portfolio Manager since 2009
                                     Spiros "Sig" Segalas, Portfolio Manager
                                       since 2009

                                     Sub-Adviser:
                                     Wellington Management Company, LLP

                                     Portfolio Manager:
                                     Mammen Chally, CFA, Portfolio Manager
                                       since 2014

TRANSAMERICA PARTNERS LARGE VALUE PORTFOLIO

   INVESTMENT OBJECTIVE: Seeks to provide long-term capital appreciation through investments in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.

   PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 69% of the average value of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests primarily in issuers listed on U.S. exchanges that the Portfolio's sub-adviser believes are seasoned, liquid and low priced, with effective management, positive momentum and favorable sentiment. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the market capitalization of the smallest company included in the Russell 1000(R) Index./1/ As of March 31, 2015, the market capitalization of the smallest company in the Russell 1000(R) Index was $212 million.
-------------
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell(R) is a trademark of Russell Investment Group.

   PRINCIPAL RISKS: Risk is inherent in all investing. Many factors affect the Portfolio's performance. There is no assurance the Portfolio will meet its investment objective. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The Portfolio may take temporary defensive positions; in such a case, the Portfolio will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

   . EQUITY SECURITIES -- Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline.

   . MANAGER -- The portfolio is subject to the risk that the sub-adviser judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Portfolio to lose value or its results to lag relevant benchmarks or other Portfolios with similar objectives.

   . MARKET -- The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

   . PORTFOLIO SELECTION -- The value of your investment may decrease if the sub-adviser's judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

   . SMALL AND MEDIUM CAPITALIZATION COMPANIES -- The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

   . VALUE INVESTING -- The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "growth" stocks.

   MANAGEMENT:

Investment Adviser:                  Sub-Adviser:
Transamerica Asset Management, Inc.  AJO, LP

                                     Portfolio Managers:
                                     Theodore R. Aronson, Portfolio Manager
                                       since 2009
                                     Stefani Cranston, Portfolio Manager since 2009
                                     Gina Marie N. Moore, Portfolio Manager
                                       since 2009
                                     Gregory J. Rogers, Portfolio Manager since 2012
                                     Christopher J. W. Whitehead, Portfolio
                                       Manager since 2009

TRANSAMERICA PARTNERS MONEY MARKET PORTFOLIO

   INVESTMENT OBJECTIVE: Seeks to provide liquidity and as high a level of income as is consistent with the preservation of capital.

   PRINCIPAL INVESTMENT STRATEGIES: The Portfolio's sub-adviser, Aegon USA Investment Management, LLC (the "sub-adviser"), invests the Portfolio's assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments may include:

   . short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper, asset-backed securities and repurchase agreements

   . obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

   . obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

   The Portfolio does not maintain a stable asset value of $1.00 per share.

   The Portfolio may invest without limit in obligations of U.S. banks, and may invest up to 25% of its total assets in U.S. dollar-denominated obligations of non-U.S. banks.

   Foreign securities purchased for the Portfolio must be U.S.
dollar-denominated and issued by foreign governments, agencies or instrumentalities or banks. These foreign obligations must also meet the same quality requirements as U.S. obligations.

   The Portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the Portfolio at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the Portfolio without the seller's repurchase commitment. When the Portfolio enters into a repurchase agreement with collateral that it could not otherwise hold, the Portfolio takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the Portfolio.

   In managing the Portfolio's assets, the sub-adviser uses a combination of a global "top down" analysis and a "bottom up" fundamental analysis. In the sub-adviser's qualitative "top down" approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its "bottom up" analysis, the sub-adviser considers various fundamental and other factors, such as creditworthiness and cash flows.

   As a money market fund, the Portfolio must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the Portfolio, has

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been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the Portfolio's sub-adviser or Board will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

   PRINCIPAL RISKS: An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect the Portfolio's performance. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate from day to day and over time. There is no assurance that the Portfolio will meet its investment objectives. The Portfolio could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:

   . BANKING INDUSTRY -- The Portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and other financial services companies, and thus will be more susceptible to negative events affecting the worldwide financial services sector. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

   . CREDIT -- An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline.

   . CURRENCY -- The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

   . FOREIGN INVESTMENTS -- Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

   . INTEREST RATE -- The interest rates on short-term obligations held in the Portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have recently been at historically low levels. The Portfolio's yield will tend to lag behind general changes in interest rates. The ability of the Portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

   . LIQUIDITY -- The Portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

   . MANAGER -- The Portfolio is subject to the risk that the sub-adviser's judgments and investment decisions as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the Portfolio to lose value or its results to lag relevant benchmarks or other Portfolios with similar objectives.

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   .  MARKET -- A change in interest rates or a decline in the market value of a Portfolio investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the Portfolio, or its yield, to decline. Financial markets in the United States. Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

   . MONEY MARKET FUND REFORM -- New requirements for money market funds will take effect over the course of 2015 and 2016. The new regulations will impact funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest. "Retail" money market funds will generally limit their beneficial owners to natural persons. All other money market funds will be considered to be "institutional" money market funds. "Prime" money market funds will be permitted to invest primarily in corporate or other non-government securities. "U.S. government" money market funds will be required to invest a very high percentage of their assets in U.S. government securities and "municipal" money market funds will be required to invest significantly in municipal securities. Under the new requirements, institutional prime money market funds and institutional municipal money market funds will be required to sell and redeem shares at prices based on their market value (a floating net asset value). Retail money market funds and institutional U.S. government money market funds will not be subject to the floating net asset value requirement. The new rules will also permit or require both retail and institutional money market funds to impose liquidity fees and suspend redemptions temporarily in certain circumstances. As a result, money market funds will be required to implement changes that will impact and may adversely affect the funds and their investors.

   . MORTGAGE-RELATED AND ASSETS-BACKED SECURITIES -- The Value of mortgage-related and assets-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement) and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and

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

      extension risks. Some of these securities may receive little or no collateral protection from, underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

   . NET ASSET VALUE -- The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.

   . PORTFOLIO SELECTION -- The sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.

   . REDEMPTION -- The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Portfolio could have an adverse impact on the remaining shareholders in the Portfolio. In addition, the Portfolio may suspend redemptions when permitted by applicable regulations.

   . REPURCHASE AGREEMENTS -- If the other party to a repurchase agreement defaults on its obligation, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted.

   . U.S. GOVERNMENT AGENCY OBLIGATIONS -- Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

   . YIELD -- The amount of income received by the Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. If interest rates increase, the Portfolio's yield may not increase proportionately. For example, Transamerica Asset Management, Inc. ("TAM" or the "Investment Adviser") or any of its affiliates may voluntarily waive fees or reimburse expenses of the Portfolio in order to avoid a negative yield, and TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup expenses previously foregone or reimbursed. There is no guarantee that the Portfolio will be able to avoid a negative yield. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

   MANAGEMENT:

   Investment Adviser:                  Sub-Adviser:
   Transamerica Asset Management, Inc.  Aegon USA Investment Management, LLC

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                 MORE ON THE TRANSAMERICA PARTNERS PORTFOLIOS'
                          STRATEGIES AND INVESTMENTS

   The following provides additional information regarding the Portfolios' strategies and investments described at the front of the prospectus. Except as otherwise expressly stated for a particular Portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each Portfolio's assets that may be invested in a particular type of security or investment.

BALANCED PORTFOLIO

   In selecting common stocks, the Portfolio emphasizes established companies.

   Under normal circumstances, the fixed-income component of the Portfolio is invested primarily in investment grade debt securities (rated at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's sub-adviser), which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.

   The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives. Such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

ALL BOND PORTFOLIOS

   Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

   Certain of the Bond Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. Such Portfolios may generally use derivatives to attempt to alter the investment characteristics of the portfolios, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. Derivatives may increase the Portfolio's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

   Each of the Bond Portfolios invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.

   Each of the Bond Portfolios will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.

   Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

   Each of the Bond Portfolios' policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

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

MONEY MARKET PORTFOLIO

   As a money market fund, the Portfolio must follow strict rules as to the credit quality, diversification and maturity of its investments. The Portfolio does not maintain a stable net asset value of $1.00 per share. The Portfolio invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the sub-adviser to be of equivalent quality. Investors should note that within the two highest short term rating categories there may be sub-categories or gradations indicating relative quality. In addition, each security, at the time of purchase by the Portfolio, has been determined by the sub-adviser to present minimal credit risk. The Portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. The Portfolio must comply with rules with respect to the Portfolio's weighted average life. The Portfolio must also follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. Where required by these rules, the Portfolio's sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Money market instruments in which the Portfolio may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

   Bank obligations purchased for the Portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities or banks. These foreign obligations must also meet the same quality requirements as U.S. obligations.

   To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.

ALL STOCK PORTFOLIOS

   The portfolio managers of the Large Value Portfolio use a "bottom up" value-oriented approach in selecting investments for the Portfolios. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

   Portfolio managers of the Large Growth Portfolio use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. Other managers utilize a quantitative approach with respect to security investment decisions.

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

   Certain of the Stock Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. Such Portfolios may generally use derivatives to attempt to alter the investment characteristics of the Portfolios, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for the purposes of a Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase a Portfolio's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

   Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.

   Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.

   Although the policy of each Portfolio, under normal circumstances, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Portfolio will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

BALANCED, BOND, MONEY MARKET AND STOCK PORTFOLIOS

   Under adverse or unstable market, economic or political conditions, each Portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.

                       MORE ON RISKS OF INVESTING IN THE
                       TRANSAMERICA PARTNERS PORTFOLIOS

   The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The following provides additional information regarding the risks of investing in each Portfolio as described earlier in the prospectus, as well as certain other risks. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.

   . ACTIVE TRADING: Certain Portfolios are actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from a Portfolio's turnover rate.

   . BANKING INDUSTRY (TRANSAMERICA PARTNERS MONEY MARKET): The Portfolio may invest without limit in obligations of U.S. banks and up to 25% of its assets in U.S. dollar-denominated obligations of non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide financial services sector. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks. When a bank's borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank's financial situation. Banks have been particularly hard hit by problems in the real estate industry including defaults by borrowers and litigation relating to mortgage banking practices. Other bank activities such as investments in derivatives and foreign exchange practices also have caused losses. Governmental entities have in the past provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing Portfolio investments may be non-U.S. institutions and, therefore, an investment in a Portfolio may involve foreign investments risk.

   . CFTC REGULATION: The Investment Adviser has registered as a "commodity pool operator" under the Commodity Exchange Act with respect to its service as investment adviser to certain Portfolios. The Investment Adviser is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission ("CFTC"), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.

   . CONVERTIBLE SECURITIES: Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

   . COUNTERPARTY: The Portfolio will be subject to credit risk (that is, where changes in an issuer's financial strength or credit rating may affect an instrument's value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the Portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Portfolio may decline.

   . CREDIT: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) may fail to make the required payments on securities held by a Portfolio. Debt securities also go up or down in value based on the perceived creditworthiness of their issuer or other obligors. If an obligor for a security held by a Portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded, or the value of any underlying assets declines, the value of your investment in the Portfolio could decline significantly, particularly in certain market environments. If a single entity provides credit enhancement to more than one Portfolio's investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a Portfolio. If a Portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Portfolio will be subject to the credit risk presented by the counterparty. In addition, a Portfolio may incur expenses in an effort to protect the Portfolio's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.

      A Portfolio is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or "junk bonds". These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

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

      A Portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A Portfolio is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

   . CURRENCY: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

   . DEPOSITARY RECEIPTS: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

   . DERIVATIVES: Derivatives involve special risks and costs and may result in losses to a Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by a Portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect, which may increase investment losses and may increase Portfolio volatility, which is the degree to which the Portfolio's share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A Portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. A Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. For derivatives that are required to be cleared by a regulated clearinghouse, a Portfolio may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A Portfolio would also be exposed to counterparty risk with respect to the clearinghouse.

      Derivatives may be used by a Portfolio for a variety of purposes, including:

      .  As a hedging technique in an attempt to manage risk in its portfolio

      .  As a means of changing investment characteristics of its portfolio

      .  As a means of attempting to enhance returns

      . As a means of providing additional exposure to types of investments or market factors

      .  As a substitute for buying or selling securities

      .  As a cash flow management technique

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      Using derivatives, especially for non-hedging purposes, may involve greater risks to a Portfolio than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Portfolio. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

      When a Portfolio enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the Portfolio's exposure to loss, however, and the Portfolio will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Portfolio's derivative exposure. If the segregated assets represent a large portion of the Portfolio's portfolio, this may impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

      Risks associated with the use of derivatives are magnified to the extent that an increased portion of a Portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

   . DISTRESSED OR DEFAULTED SECURITIES: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A Portfolio may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

   . DOLLAR ROLLS: Dollar rolls involve the risk that the market value of the securities that the Portfolio is committed to buy may decline below the price of the securities the Portfolio has sold. These transactions may involve leverage.

   . EMERGING MARKETS: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign investments risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.

   . EQUITY SECURITIES: Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and

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      overall market and economic conditions. Because a company's equity securities rank junior in priority to the interests of bond holders and other creditors, a company's equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. If the market prices of the equity securities owned by a Portfolio fall, the value of your investment in the Portfolio will decline.

   . EXTENSION: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Portfolio's share price to be more volatile.

   . FIXED-INCOME SECURITIES: The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

      If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

      Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a Portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

   . FOCUSED INVESTING: To the extent a Portfolio invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country's or region's securities markets. Geographic risk is especially high in emerging markets.

   . FOREIGN INVESTMENTS: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Portfolio's investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

      Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Portfolio to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets,

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      imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

      American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are generally subject to the same risks as direct investments in foreign securities.

   . GROWTH STOCKS: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "value" stocks.

   . HIGH-YIELD DEBT SECURITIES: High-yield debt securities, commonly referred to as "junk bonds," are securities that are rated below "investment grade" or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A Portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.

   . INDUSTRY CONCENTRATION: Certain Portfolios may concentrate their investments in specific industries. Concentration in a particular industry subjects a Portfolio to the risks associated with that industry. As a result, the Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than Portfolios investing in a broader range of industries.

   . INFLATION-PROTECTED SECURITIES: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

   . INTEREST RATE (TRANSAMERICA PARTNERS MONEY MARKET): The interest rates on short-term obligations held in the Portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. The Portfolio's yield will tend to lag behind general changes in interest rates. The ability of the Portfolio's yield to reflect current market rates will

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      depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

   . INTEREST RATE: Interest rates in the United States have been at historically low levels, so the Portfolio faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Portfolio, and the Portfolio's yield, may decline.

      Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a Portfolio with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond Portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

      Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A Portfolio's yield may decline due to a decrease in market interest rates.

      Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

   . LEVERAGING: The value of your investment may be more volatile to the extent the Portfolio borrows or uses derivatives or other investments that have a leveraging effect on the Portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Portfolio would otherwise have had, potentially resulting in the loss of all assets. The Portfolio also may have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of the Portfolio's assets.

   . LIQUIDITY: A Portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If a Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

   . LOANS: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In

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      the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.

      A Portfolio may invest in certain commercial loans, including loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a Portfolio's liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a Portfolio.

      Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a "bridge" to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.

   . MANAGER: A Portfolio is subject to the risk that the judgments and investment decisions of a sub-adviser, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause a Portfolio to lose value or its results to lag relevant benchmarks or other Portfolios with similar objectives.

   . MARKET: The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The Portfolio may experience a substantial or complete loss on any individual security. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and (governmental issuers) defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic or financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes within the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in financial markets.

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   .  MEDIUM CAPITALIZATION COMPANIES -- The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

   . MONEY MARKET FUND REFORM: New requirements for money market funds will take effect over the course of 2015 and 2016. The new regulations will impact funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest. "Retail" money market funds will generally limit their beneficial owners to natural persons. All other money market funds are considered to be "institutional" money market funds. "Prime" money market funds will be permitted to invest primarily in corporate or other non-government securities. "U.S. government" money market funds will be required to invest a very high percentage of their assets in U.S. government securities and "municipal" money market funds will be required to invest significantly in municipal securities. Under the new requirements, institutional prime money market funds and institutional municipal money market funds will be required to sell and redeem shares at prices based on their market value (a floating net asset value). Retail money market funds and institutional U.S. government money market funds will not be subject to the floating net asset value requirement. The new rules will also permit or require both retail and institutional money market funds to impose liquidity fees and suspend redemptions temporarily in certain circumstances. As a result, money market funds will be required to implement changes that will impact and may adversely affect the funds and their investors.

   . MORTGAGE-RELATED AND ASSET-BACKED SECURITIES: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association ("Ginnie Mae"). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

      The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

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      Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

      In response to the financial crisis that began in 2008, the Federal Reserve attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. This support has recently ended. As a result, mortgage rates may rise and prices of mortgage-backed securities may fall. To the extent a Portfolio's assets are invested in mortgage-backed securities, returns to Portfolio's investors may decline.

   . MUNICIPAL SECURITIES: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse affect on the broader municipal securities market. To the extent the Portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the Portfolio will be more susceptible to associated risks and developments. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to get worse.

      There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

      The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer's taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

      The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.

      To the extent that the Portfolio invests in municipal securities whose issuers are located in a single state, such as California, the Portfolio will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are Portfolios whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state's overall municipal market. Historically, California's economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.

   . NET ASSET VALUE (TRANSAMERICA PARTNERS MONEY MARKET): The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.

   . NON-DIVERSIFICATION: A Portfolio that is classified as "non-diversified" means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified Portfolio. To the extent the Portfolio invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified portfolio.

   . PORTFOLIO SELECTION: The value of your investment may decrease if the sub-adviser's judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

   . PREFERRED STOCK: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

   . PREPAYMENT OR CALL: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Portfolio holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Portfolio would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a Portfolio's net asset value. In addition, if a Portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Portfolio may lose the amount of the premium paid in the event of prepayment.

   . REDEMPTION (TRANSAMERICA PARTNERS MONEY MARKET): The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the money market Portfolio could hurt performance and/or cause the remaining shareholders in the money market portfolio to lose money. In addition, the Portfolio may suspend redemptions when permitted by applicable regulations.

   . REITS: Investing in real estate investment trusts ("REITs") involves unique risks. When a Portfolio invests REITs, it is subject to risks generally associated with investing in real estate. A REIT's performance depends on the types and locations of the properties it owns, how well it

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

      manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

   . REPURCHASE AGREEMENTS: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a Portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted.

   . SMALL AND MEDIUM CAPITALIZATION COMPANIES: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

   . SMALL CAPITALIZATION COMPANIES: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

   . U.S. GOVERNMENT AGENCY OBLIGATIONS: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Although the U.S. government has provided financial support to Fannie

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

      Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

   . VALUATION: Many factors may influence the price at which the Portfolio could sell any particular portfolio investment. The sales price may well differ -- higher or lower -- from the Portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Portfolio had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Portfolio determines its net asset value.

   . VALUE INVESTING: The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A Portfolio may underperform other equity Portfolios that use different investing styles. A Portfolio may also underperform other equity Portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "growth" stocks.

   . WARRANTS AND RIGHTS: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

   . YIELD (TRANSAMERICA PARTNERS MONEY MARKET): A money market fund invests in short-term money market instruments. As a result, the amount of income received by the Portfolio will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. If interest rates increase, a money market fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. A money market Portfolio is also required to maintain greater liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base.

   . ZERO COUPON BONDS: Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

   Please note that there are other factors that could adversely affect your investment in a Portfolio and that could prevent the Portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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

MORE ON CERTAIN ADDITIONAL RISKS:

   The following provides additional risk information regarding investing in the Portfolios.

   ABSENCE OF REGULATION: Certain Portfolios may engage in over-the-counter ("OTC") transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets are also subject to the credit risk of the counterparty.

   CASH MANAGEMENT AND DEFENSIVE INVESTING: The value of investments held by the Portfolio for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the Portfolio's yield will go down. If a significant amount of the Portfolio's assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

   CONFLICTS OF INTEREST: Transamerica Asset Management, Inc. ("TAM" or the "Investment Adviser") and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Portfolios. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Portfolios and their investors.

   TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds and is subject to conflicts of interest in allocating the funds of funds' assets among the underlying funds. TAM may have an incentive to allocate the fund of fund's assets to those underlying funds for which the net advisory fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser.

   TAM may have a financial incentive to implement certain changes to the Portfolios. TAM may, from time to time, recommend a change in sub-adviser or a Portfolio combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a Portfolio having a higher net advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple Portfolios for purposes of calculating breakpoints in sub-advisory fees may also give rise to conflicts of interest.

   EXPENSES: Your actual costs of investing in a Portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered Portfolio or class, if average net assets are lower than estimated. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

   INFLATION: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Portfolio's assets can decline as can the value of the Portfolio's distributions.

   REDEMPTION: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the Portfolio would go down. Redemption risk is greater to the extent that a Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Portfolio could hurt performance and/or cause the remaining shareholders in the Portfolio to lose money. Further, if one decision maker exercises control over Portfolio shares owned by other Portfolio shareholders, including clients or affiliates of the Investment Adviser and/or sub-advisers, redemptions by these shareholders may further increase the impact on the Portfolio.

   REGULATORY: The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting

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

and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the "Reform Act") substantially increases regulation of the over-the-counter ("OTC") derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act's definition of "swap" and "security-based swap," which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a Portfolio may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a Portfolio's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the Portfolio's ability to achieve its investment objective.

   SECURITIES LENDING: Each Portfolio, except as noted below, may lend securities to other financial institutions that provide cash or other securities as collateral. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a Portfolio.

   Transamerica Partners Money Market does not participate in securities lending.

   STRATEGY: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other Portfolios that employ a different style or strategy. A Portfolio may employ a combination of styles that impact its risk characteristics.

   Please note that there are other factors that could adversely affect an investment in a Portfolio and that could prevent the Portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

                MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS

   Transamerica Partners Portfolio's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Partners Portfolios. It oversees the operation of Transamerica Partners Portfolios by its officers. It also reviews the management of the Portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Partners Portfolios is contained in the Statement of Additional Information ("SAI").

INVESTMENT ADVISER

   Transamerica Asset Management, Inc. ("TAM"), located at 4600 S. Syracuse Street, Suite 1100 Denver, CO 80237, serves as investment adviser for Transamerica Partners Portfolios. TAM currently acts as a "manager of managers" and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each Portfolio's sub-adviser. In acting as a manager of managers, TAM provides investment advisory services that include without limitation oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers' buying and selling of securities for the Portfolios and regular review and evaluation of sub-adviser performance and adherence to investment style and process. More information on the investment advisory services rendered by TAM is included in the SAI. TAM is paid investment advisory fees for its service as investment adviser to each Portfolio. These fees are calculated on the average daily net assets of each Portfolio.

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

   TAM has been a registered investment adviser since 1996. As of December 31, 2014, TAM has approximately $74 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica Partners Inflation-Protected Securities. The remaining Portfolios are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.

   TAM is directly owned by Transamerica Premier Life Insurance Company ("TPLIC") (77%) and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation ("Commonwealth") (87.72%) and Aegon USA, LLC ("Aegon USA") (12.28%) Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

   TAM acts as a manager of managers for the Portfolios pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") (Release IC- 23379 dated August 5, 1998) TAM has responsibility subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable Portfolio's shareholders to:

   (1)employ a new unaffiliated sub-adviser for a Portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

   (2)materially change the terms of any sub-advisory agreement; and

   (3)continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

   Pursuant to the exemptive order, each Portfolio has agreed to provide certain information about the new sub-adviser and new sub-advisory agreements for its shareholders.

ADVISORY FEES PAID IN 2014

   For the fiscal year ended December 31, 2014, each Portfolio paid the following advisory fee as a percentage of the Portfolio's average daily net assets:

        NAME OF PORTFOLIO                                     PERCENTAGE
        -----------------                                     ----------
        Transamerica Partners Balanced.......................    0.37%
        Transamerica Partners Core Bond......................    0.35%
        Transamerica Partners Inflation-Protected Securities.    0.33%
        Transamerica Partners Large Growth...................    0.62%
        Transamerica Partners Large Value....................    0.45%
        Transamerica Partners Money Market...................    0.25%

ADVISORY FEE CHANGES DURING THE FISCAL YEAR

   Transamerica Partners Large Growth: Effective July 1, 2014, the advisory fee is 0.62% of the first $2 billion; 0.61% over $2 billion up to $3 billion; 0.60% over $3 billion up to $4 billion; and 0.58% in excess of $4 billion. Prior to July 1, 2014, the advisory fee was 0.62% of the Portfolio's average daily net assets.

   A discussion regarding the Board of Trustees' approval of each Portfolio's advisory agreement is available in each Portfolio's semi-annual report for the period ended June 30, 2014.

SUB-ADVISER(S)

   Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective Portfolio, each sub-adviser shall make investment decisions, buy and sell securities for

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

the Portfolio, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

   Each sub-adviser receives compensation from TAM.

                PORTFOLIO                        SUB-ADVISER          SUB-ADVISER ADDRESS
                ---------                  ------------------------ ------------------------

Transamerica Partners Money Market         Aegon USA Investment     4333 Edgewood Road NE
Transamerica Partners Balanced             Management, LLC          Cedar Rapids, IA 52499
Transamerica Partners Core Bond

Transamerica Partners Large Value          AJO, LP                  230 South Broad Street,
                                                                    20th Floor
                                                                    Philadelphia, PA 19102

Transamerica Partners Inflation-Protected  BlackRock Financial      55 East 52nd Street
  Securities                               Management, Inc.         New York, NY 10055

Transamerica Partners Large Growth         Jennison Associates LLC  466 Lexington Avenue
                                                                    New York, NY 10017

Transamerica Partners Balanced             J.P. Morgan Investment   270 Park Avenue
                                           Management Inc.          New York, NY 10017

Transamerica Partners Large Growth         Wellington Management    280 Congress Street
                                           Company, LLP             Boston, MA 02210

FURTHER INFORMATION ABOUT EACH SUB-ADVISER

   Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2014, Aegon USA Investment Management, LLC has approximately $141 billion in total assets under management.

   AJO, LP has been a registered investment adviser since 1984. As of December 31, 2014, AJO, LP has approximately $25.4 billion in total assets under management.

   BlackRock Financial Management, Inc. a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2014, BlackRock, Inc. has approximately $4.65 trillion in total assets under management.

   Jennison Associates LLC is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), has been a registered investment adviser since 1969. As of December 31, 2014, Jennison Associates LLC has approximately $184 billion in total assets under management.

   J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2014, J.P. Morgan Investment Management Inc. and its affiliates has $1.74 trillion in assets under management.

   Wellington Management Company, LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company, LLP and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management Company LLP is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2014, Wellington Management Company, LLP had investment management authority with respect to approximately $914 billion in client assets.

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

PORTFOLIO MANAGER(S)

   Each Portfolio is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership in each Portfolio they manage.

TRANSAMERICA PARTNERS BALANCED

                                                                POSITIONS OVER PAST
NAME                           SUB-ADVISER                           FIVE YEARS
----                ---------------------------------- ---------------------------------------

Brian W. Westhoff,  Aegon USA Investment Management,   Portfolio Manager of the Portfolio
  CFA               LLC                                since 2014; Portfolio Manager with
                                                       Aegon USA Investment Management,
                                                       LLC since 2011; Portfolio Manager
                                                       with Transamerica Investment
                                                       Management, LLC from 2005 -- 2011

Rick Perry, CFA     Aegon USA Investment Management,   Portfolio Manager of the Portfolio
                    LLC                                since 2014; Portfolio Manager with
                                                       Aegon USA Investment Management,
                                                       LLC since 2000; Director of Investment
                                                       Grade since 2006

Doug Weih, CFA      Aegon USA Investment Management,   Portfolio Manager of the Portfolio
                    LLC                                since 2014; Portfolio Manager with
                                                       Aegon USA Investment Management,
                                                       LLC since 2003; Director of Public
                                                       Securitized Bonds since 2009

Aryeh Glatter       J.P. Morgan Investment Management  Portfolio Manager of the Portfolio
                    Inc.                               since 2014; Employee of J.P. Morgan
                                                       Investment Management Inc. since
                                                       2011; Executive Director; Portfolio
                                                       Manager on the U.S. Disciplined
                                                       Equity Team; Portfolio Manager at
                                                       AllianceBernstein from 2000 to 2009.

Steven G. Lee       J.P. Morgan Investment Management  Portfolio Manager of the Portfolio
                    Inc.                               since 2014; Employee of J.P. Morgan
                                                       Investment Management Inc. since
                                                       2004; Managing Director; Portfolio
                                                       Manager on U.S. Disciplined Equity
                                                       Team.

Tim Snyder, CFA     J.P. Morgan Investment Management  Portfolio Manager of the Portfolio
                    Inc.                               since 2013; Employee of J.P. Morgan
                                                       Investment Management Inc. since
                                                       2003; Executive Director; Portfolio
                                                       Manager on the U.S. Disciplined
                                                       Equity Team; Specialties include
                                                       Research Enhanced Index (REI)
                                                       strategies

Raffaele Zingone,   J.P. Morgan Investment Management  Portfolio Manager of the Portfolio
  CFA               Inc.                               since 2010; Employee of J.P. Morgan
                                                       Investment Management Inc. since
                                                       1991; Managing Director; Portfolio
                                                       Manager on the U.S. Disciplined
                                                       Equity Team; Specialties include
                                                       Research Enhanced Index (REI)
                                                       strategies

TRANSAMERICA PARTNERS CORE BOND

                                                               POSITIONS OVER PAST
NAME                          SUB-ADVISER                           FIVE YEARS
----                --------------------------------- ---------------------------------------

Brian W. Westhoff,  Aegon USA Investment Management,  Portfolio Manager of the Portfolio
  CFA               LLC                               since 2014; Portfolio Manager with
                                                      Aegon USA Investment Management,
                                                      LLC since 2011; Portfolio Manager
                                                      with Transamerica Investment
                                                      Management, LLC from 2005 -- 2011

Rick Perry, CFA     Aegon USA Investment Management,  Portfolio Manager of the Portfolio
                    LLC                               since 2014; Portfolio Manager with
                                                      Aegon USA Investment Management,
                                                      LLC since 2000; Director of Investment
                                                      Grade since 2006

Doug Weih, CFA      Aegon USA Investment Management,  Portfolio Manager of the Portfolio
                    LLC                               since 2014; Portfolio Manager with
                                                      Aegon USA Investment Management,
                                                      LLC since 2003; Director of Public
                                                      Securitized Bonds since 2009

TRANSAMERICA PARTNERS INFLATION-PROTECTED SECURITIES

                                                                 POSITIONS OVER PAST
NAME                         SUB-ADVISER                              FIVE YEARS
----             ------------------------------------- -----------------------------------------

Martin Hegarty   BlackRock Financial Management, Inc.  Portfolio Manager of the Portfolio
                                                       since 2010; Portfolio Manager with
                                                       BlackRock Financial Management, Inc.
                                                       since 2010; Managing Director; Senior
                                                       Portfolio Manager; From 2003 -- 2010,
                                                       Bank of America Merrill Lynch,
                                                       Director, Global Rates and Currency
                                                       Group

Brian Weinstein  BlackRock Financial Management, Inc.  Portfolio Manager of the Portfolio since
                                                       2007; Portfolio Manager with
                                                       BlackRock Financial Management, Inc.
                                                       since 2002; Managing Director; Head of
                                                       Institutional Multi-Sector Portfolio and
                                                       co-head of inflation-linked strategies

TRANSAMERICA PARTNERS LARGE GROWTH

                                                       POSITIONS OVER PAST
NAME                        SUB-ADVISER                     FIVE YEARS
----                  ------------------------ -------------------------------------

Blair A. Boyer        Jennison Associates LLC  Portfolio Manager of the Portfolio
                                               since 2009; Managing Director of
                                               Jennison Associates LLC

Michael A. Del        Jennison Associates LLC  Portfolio Manager of the Portfolio
  Balso                                        since 2009; Managing Director and
                                               Director of Research for Growth
                                               Equity of Jennison Associates LLC

Spiros "Sig" Segalas  Jennison Associates LLC  Portfolio Manager of the Portfolio
                                               since 2009; Director, President and
                                               Chief Investment Officer of Jennison
                                               Associates LLC

                                                         POSITIONS OVER PAST
NAME                     SUB-ADVISER                          FIVE YEARS
----            ------------------------------- ---------------------------------------

Mammen Chally,  Wellington Management Company,  Portfolio Manager of the Portfolio
  CFA           LLP                             since 2014; Senior Managing Director
                                                and Equity Portfolio Manager of
                                                Wellington Management Company,
                                                LLP ; joined the firm as an investment
                                                professional in 1994

TRANSAMERICA PARTNERS LARGE VALUE

                                              POSITIONS OVER PAST
   NAME                SUB-ADVISER                 FIVE YEARS
   ----                -----------  -----------------------------------------

   Theodore R.          AJO, LP     Portfolio Manager of the Portfolio
     Aronson                        since 2009; Employee of AJO, LP since
                                    1984

   Stefani Cranston     AJO, LP     Portfolio Manager of the Portfolio
                                    since 2009; Employee of AJO, LP since
                                    1991

   Gina Marie N.        AJO, LP     Portfolio Manager of the Portfolio
     Moore                          since 2009; Employee of AJO, LP since
                                    1998

   Martha E. Ortiz      AJO, LP     Portfolio Manager of the Portfolio since
                                    2009; Employee of AJO, LP since 1987

   Gregory J. Rogers    AJO, LP     Portfolio Manager of the Portfolio since
                                    2012; Employee of AJO since 1993

   R. Brian Wenzinger   AJO, LP     Portfolio Manager of the Portfolio since
                                    2009; Employee of AJO, LP since 2000

   Christopher J. W.    AJO, LP     Portfolio Manager of the Portfolio since
     Whitehead                      2009; Research Analyst from 2004 --
                                    2009; Employee of AJO, LP since 2000

                          OTHER INFORMATION REGARDING
                       TRANSAMERICA PARTNERS PORTFOLIOS

   PURCHASE AND REDEMPTION OF INTERESTS IN TRANSAMERICA PARTNERS
PORTFOLIOS. Beneficial interests in the series of Transamerica Partners Portfolios described in this Prospectus are currently being offered by TCI to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Transamerica Partners Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Transamerica Partners Portfolios.

   The net asset value of each series of Transamerica Partners Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m., New York time (the "Valuation Time").

   Each investor in a series of Transamerica Partners Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

   An investor in a series of Transamerica Partners Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

   The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Transamerica Partners Portfolios.

   NET ASSET VALUE. Each Series' net asset value is the value of its assets minus its liabilities. The price of a Series' shares is based on its net asset value. Each Series calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Series on days when the Series is not open for business. As a result, a Series' NAV may be impacted on days on which it is not possible to purchase or sell shares of the Series.

   Each Series generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Series may price those securities using fair value procedures approved by the Series' Board of Trustees. A Series may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Series' net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Series' net asset value is calculated). When a Series uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other funds or portfolios using their own fair value procedures to price the same securities.

   The market price for certain debt obligations and derivative securities is generally the price supplied by an independent third party pricing service. Such a pricing service may use market prices or quotations, or a variety of fair value techniques and methodologies, to provide a price for a debt obligation or a derivative. The prices that each Series uses may differ from the amounts that would be realized if the securities were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

   Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Series constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Series.

   TAXATION OF TRANSAMERICA PARTNERS PORTFOLIOS. Transamerica Partners Portfolios has determined that each of its series is properly treated as a separate partnership for federal income tax purposes. Since each series is treated as a partnership, the series generally will not be subject to federal income tax.

   Instead, any investor in a series of Transamerica Partners Portfolios must take into account, in computing its federal income tax liability, its share of that series' income, gains, losses, deductions, credits and tax preference items, without regard to whether that investor has received any cash distributions from Transamerica Partners Portfolios.

   Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain may be realized if such investor receives a disproportionate distribution of any unrealized receivables held by the series and (3) loss may be recognized if the distribution is in liquidation of such investor's entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Transamerica Partners Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and by such investor's share of series debt, decreased by the amount of any cash and the basis of any property distributed from that series and further decreased by such investor's share of losses from that series.

   DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Transamerica Partners Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

   Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Transamerica Partners Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Transamerica Partners Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Transamerica Partners Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Transamerica Partners Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Transamerica Partners Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Transamerica Partners Portfolios. Investors also have the right to remove one or more Trustees of Transamerica Partners Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights".

   Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

   The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less
(ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

   Inquiries regarding the Transamerica Partners Portfolios may be directed to 440 Mamaroneck Ave, Harrison, New York 10528 (914-627-3000).

   UNCLAIMED OR ABANDONED PROPERTY.   Every state has unclaimed property laws
that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. We may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement on the basis of such unclaimed property laws. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

                                    EXPERTS

   The statutory financial statements of MONY Life Insurance Company as of December 31, 2014 and 2012 and for each of the two years in the period ended December 31, 2014 (prepared using accounting practices permitted or prescribed by the New York State Department of Financial Services) included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   The statements of assets and liabilities of Keynote Series Account at December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, appearing in the Statement of Additional Information, have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report thereon, and are included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

                               LEGAL PROCEEDINGS

   MONY and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a Contract owner's interest in the Keynote Series Account, nor would any of these proceedings be likely to have a material adverse effect upon the Keynote Series Account, our abilities to meet our obligations under the Contracts, or the distribution of the Contracts.

                             FINANCIAL STATEMENTS

   The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

   MONY is currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on the principal underwriter's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the contract.

                            ADDITIONAL INFORMATION

   This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

   For further information with respect to MONY, the Contracts offered by this Prospectus and Transamerica Partners Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

   For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Investment Management, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

            TABLE OF CONTENTSOFSTATEMENT OF ADDITIONAL INFORMATION

  ITEM                                                                    PAGE
  ----                                                                    ----
  Sale of Contracts/Principal Underwriter                                   2
  Performance Data                                                          2
  Description of the Transamerica Partners Portfolios                       3
  Investment Objectives, Policies, Practices and Associated Risk Factors    4
   Investment Policies                                                      4
   Additional Information Regarding Investment Practices                    7
   Portfolio Turnover                                                      50
   Disclosure of Portfolio Holdings                                        50
  Management of the Trust                                                  52
   Board Members and Officers                                              53
   Trustee Ownership of Equity Securities                                  60
   Trustee Compensation                                                    61
   Shareholder Communication Procedures with the Board of Trustees         63
   Proxy Voting Policies and Procedures                                    64
  The Investment Adviser and Other Services                                65
   The Investment Adviser                                                  65
   Conflicts of Interest                                                   67
   Sub-Advisers                                                            69
   Portfolio Manager Information                                           71
   Administrative Services                                                 72
   Custodian                                                               72
  Distributor and Distribution Plan
  Purchase, Redemption and Pricing of Shares                               72
   Net Asset Valuation ("NAV") Determination
  Brokerage                                                                75
   Directed Brokerage                                                      78
  Further Information about the Trust and Portfolio Shares                 79
  Taxes                                                                    81
  Independent Registered Public Accounting Firm                            82
  Appendix A -- Proxy Voting Policies                                     A-1
  Appendix B -- Portfolio Managers                                        B-1
  Appendix F -- Financial Statements of Keynote Series Account and MONY   F-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

   Detach and return in an envelope addressed:

                                     MONY
                     c/o Transamerica Retirement Solutions
                              440 Mamaroneck Ave
                              Harrison, NY 10528
                         Attn: Not-For-Profit Service

   Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name ___________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

Employer _______________________________________________________________________

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

FORM NO. 13443SL 5/15

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2015

                       GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                            KEYNOTE SERIES ACCOUNT

                                      AND

                          MONY LIFE INSURANCE COMPANY
            5788 WIDEWATERS PARKWAY, 2/ND/ FLOOR SYRACUSE, NY 13214

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2015 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY C/O TRANSAMERICA, 440 MAMARONECK AVENUE, HARRISON, NEW YORK 10528 OR BY CALLING
(914) 627-3000.

A SEPARATE SAI IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT VP SRI BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 1-800-368-2745.

                               TABLE OF CONTENTS

  ITEM                                                                    PAGE
  ----                                                                    ----
  Sale of Contracts/Principal Underwriter................................   2
  Performance Data.......................................................   2
  Description of the Transamerica Partners Portfolios....................   3
  Investment Objectives, Policies, Practices and Associated Risk Factors.   4
   Investment Policies...................................................   4
   Additional Information Regarding Investment Practices.................   7
   Portfolio Turnover....................................................  50
   Disclosure of Portfolio Holdings......................................  50
  Management of the Trust................................................  52
   Board Members and Officers............................................  53
   Trustee Ownership of Equity Securities................................  60
   Trustee Compensation..................................................  61
   Shareholder Communication Procedures with the Board of Trustees.......  63
   Proxy Voting Policies and Procedures..................................  64
  The Investment Adviser and Other Services..............................  65
   The Investment Adviser................................................  65
   Conflicts of Interest.................................................  67
   Sub-Advisers..........................................................  69
   Portfolio Manager Information.........................................  71
   Administrative Services...............................................  72
   Custodian.............................................................  72
  Distributor and Distribution Plan......................................
  Purchase, Redemption and Pricing of Shares.............................  72
   Net Asset Valuation ("NAV") Determination.............................
  Brokerage..............................................................  75
  Further Information about the Trust and Portfolio Shares...............  79
  Taxes..................................................................  81
  Independent Registered Public Accounting Firm..........................  82
  Appendix A -- Proxy Voting Policies.................................... A-1
  Appendix B -- Portfolio Managers....................................... B-1
  Appendix F -- Financial Statements of Keynote Series Account and MONY.. F-1

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

   Until October 31, 2013, AXA Advisors, LLC ("AXA Advisors") served as the distributor and principal underwriter of the Contracts. Since November 1, 2013, Investment Distributors, Inc. ("IDI") has served, and continues to serve, as the distributor and principal underwriter of the Contracts. The Contracts are offered to the public on a continuous basis. MONY pays commissions to selling broker-dealers through IDI. IDI passes through commissions it receives to AXA Advisors, which in turn passes through such commissions to selling broker-dealers. Neither IDI nor AXA Advisors retains any portion of commissions it receives.

                               PERFORMANCE DATA

MONEY MARKET SUBACCOUNT

   For the seven day period ended December 31, 2014, the yield for the Money Market Subaccount was 0.00% and the effective yield was 0.00%.

   The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

   The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

   As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Transamerica Partners Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

   AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.

                                                                        FOR THE
                                                                        PERIOD
                                   FOR THE  FOR THE  FOR THE  FOR THE    SINCE
                                     YEAR   3 YEARS  5 YEARS  10 YEARS INCEPTION
                                    ENDED    ENDED    ENDED    ENDED    THROUGH
PORTFOLIO NAME(1)                  12/31/14 12/31/14 12/31/14 12/31/14 12/31/14
-----------------                  -------- -------- -------- -------- ---------
Money Market......................   0.00%    0.00%    0.00%    1.10%    4.75%
Inflation-Protected Securities(2).   1.73%   -0.86%    2.55%    2.93%    4.40%
Core Bond.........................   5.01%    3.18%    4.26%    3.91%    6.65%
Balanced..........................   9.62%   12.81%   10.57%    5.42%    6.50%
Large Value.......................   8.46%   19.71%   14.44%    4.57%    9.86%
Large Growth......................   9.38%   18.39%   13.14%    5.99%    7.28%
Calvert SRI Balanced Series(3)....   8.25%   11.25%    9.50%    4.23%    6.48%

-------------
(1)On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Transamerica Partners Portfolios in which a corresponding Keynote Subaccount invests its assets:

                                         MONY POOLED
                     SERIES           SEPARATE ACCOUNT
                     ------            ----------------
                     Money Market.. Pooled Account No. 4
                     Core Bond..... Pooled Account No. 5
                     Balanced...... Pooled Account No. 14
                     Large Value... Pooled Account No. 6
                     Large Growth.. Pooled Account No. 1

  Total returns calculated for any period for the Money Market, Core Bond, Balanced, Large Value, and Large Growth Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Transamerica Partners Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Transamerica Partners Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount, January 1978 for the Large Value Subaccount, and March 1993 for the Large Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Transamerica Partners Portfolios which are presently in effect were deducted during such period.

(2)Prior to May 1, 2007, the Inflation Protected Securities Series in which the Subaccount invests had a different investment objective and strategy. The Subaccount's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

(3)The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

   The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

   This SAI includes information which may be of interest to investors but which is not necessarily included in the Prospectus.

                DESCRIPTION OF TRANSAMERICA PARTNERS PORTFOLIOS

   There are seven Subaccounts of Keynote (the "Subaccounts") that are presently available for investment under the Contracts. Each Subaccount, other than the Subaccount which invests in the Calvert Series, invests in a corresponding series of Transamerica Partners Portfolios. Those series of Transamerica Partners Portfolios (the "Portfolios") are described in this Statement of Additional Information.

   This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the Inflation-Protected Securities Portfolio, the Core Bond Portfolio, the Balanced Portfolio, the Large Value Portfolio, and the Large Growth Portfolio.

   Interests (also referred to sometimes as "shares") of Transamerica Partners Portfolios (the "Trust" or ), a management investment company that is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") is currently divided into separate series (each a "Portfolio" or together, the "Portfolios") described herein. The Trust may create additional series and classes from time to time. Transamerica Partners Portfolios is a series trust organized under the laws of New York. Transamerica Partners Portfolios was organized on September 1, 1993.

   Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

   During the last five years, none of the Portfolio's names have changed.

                             UNDERLYING PORTFOLIOS

   Each of the Subaccounts seeks its investment objective by investing all of its assets in an underlying master fund (called a "Portfolio"), which are series of the Transamerica Partners Portfolios, having the same investment objectives and policies as the applicable Subaccounts. The Subaccounts and their corresponding Portfolios are set forth below.

SUBACCOUNT                                                PORTFOLIO
----------                                                 ---------
Balanced Subaccount............ Transamerica Partners Balanced Portfolio
Core Bond Subaccount........... Transamerica Partners Core Bond Portfolio
Inflation-Protected Securities
 Subaccount.................... Transamerica Partners Inflation-Protected Securities Portfolio
Large Growth Subaccount........ Transamerica Partners Large Growth Portfolio
Large Value Subaccount......... Transamerica Partners Large Value Portfolio
Money Market Subaccount........ Transamerica Partners Money Market Portfolio

   Transamerica Asset Management, Inc. ("TAM" or the "Investment Adviser") is the investment adviser for each Portfolio.

   Each Portfolio is diversified.

   For certain purposes herein, the Portfolios are grouped as follows:

   MONEY MARKET PORTFOLIO:  Transamerica Partners Money Market Portfolio

   BOND PORTFOLIOS: Transamerica Partners Inflation-Protected Securities Portfolio; and Transamerica Partners Core Bond Portfolio

   BALANCED PORTFOLIO:  Transamerica Partners Balanced Portfolio

   STOCK PORTFOLIOS: Transamerica Partners Large Value Portfolio; and Transamerica Partners Large Growth Portfolio

    INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND ASSOCIATED RISK FACTORS

   The investment objective of each Portfolio and the strategies each Portfolio employs to achieve its objective are described in the prospectus. There can be no assurance that a Portfolio will achieve its objective.

   Each Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders. A change in the investment objective or policies of a Portfolio may result in the Portfolio having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.

                              INVESTMENT POLICIES

   Fundamental Investment Policies

   Fundamental investment policies of each Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the Portfolio present at a shareholder/investor meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Portfolio.

   Whenever a Subaccount is requested to vote on a fundamental policy of a Portfolio, the Company will follow the procedures described in the prospectus under the section entitled "Voting Rights."

   Each Portfolio has adopted the following fundamental policies:

1. BORROWING

   The Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. UNDERWRITING SECURITIES

   The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

3. MAKING LOANS

   The Portfolio may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. SENIOR SECURITIES

   The Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. REAL ESTATE

   The Portfolio may not purchase or sell real estate except as permitted by the 1940 Act.

6. COMMODITIES

   The Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. CONCENTRATION OF INVESTMENTS

   The Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   Solely for purposes of the above fundamental investment policies, the "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the "SEC"), the SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

   Additional Information about Fundamental Investment Policies:

   The following provides additional information about each of the fundamental investment policies. This information does not form part of the fundamental investment policies.

   With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio's total assets from banks for any purpose, and to borrow up to 5% of the Portfolio's total assets from banks or other lenders for temporary purposes (the Portfolio's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

   With respect to the fundamental policy relating to underwriting set forth in
(2) above, the 1940 Act does not prohibit a Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Portfolio's underwriting commitments, when added to the value of the Portfolio's investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

   With respect to the fundamental policy relating to lending set forth in
(3) above, the 1940 Act does not prohibit a Portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each Portfolio will be permitted by this policy to make loans of money, including to other funds, Portfolios, portfolio securities or other assets. A Portfolio would have to obtain exemptive relief from the SEC to make loans of money to other funds and Portfolios.

   With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as Portfolio obligations that have a priority over the Portfolio's shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities, except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio's total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio's outstanding shares through leveraging.

   With respect to the fundamental policy relating to real estate set forth in
(5) above, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Portfolio's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

   With respect to the fundamental policy relating to commodities set forth in
(6) above, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio's purchases of illiquid securities to 15% of net assets.

   With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a Portfolio's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Under the policy, Transamerica Money Market may invest without limitation in obligations issued by banks. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country as an issuer's domicile will not be considered an industry for purposes of this policy. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a Portfolio as to how to classify issuers within or among industries.

   The Portfolios' fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

   The investment practices described above involve risks. Please see the prospectus and this SAI for a description of certain of these risks.

NON-FUNDAMENTAL POLICIES

   Non-Fundamental Policies for Portfolios

   The Portfolios have adopted the following non-fundamental policies, which may be changed by the Board of the Trust, as relevant, without shareholder approval.

   Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

    ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES OF THE PORTFOLIOS

   Each Portfolio's principal investment strategies are set forth in the prospectus. This section further explains policies and strategies utilized by the Portfolios. Please refer to the prospectus and investment restrictions for the policies and strategies pertinent to a particular Portfolio.

   Each Portfolio also has its own fees and expenses. Please refer to the prospectus and this SAI for the information concerning a particular Portfolio.

   Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a Portfolio to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.

RECENT MARKET EVENTS

   Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or the withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

   Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets.

   EUROPE: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio's investments.

DEBT SECURITIES AND FIXED-INCOME INVESTING

   Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations ("CMOs"); zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; and pay-in-kind and step securities.

   Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the Portfolio owns "debt" and becomes a creditor to the company or government.

   Consistent with each Portfolio's investment policies, a Portfolio may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a Portfolio may invest in derivatives based on fixed income instruments.

   Generally, the Portfolios use the terms "debt security," "bond," "fixed income instrument" and "fixed income security" interchangeably, and are interpreted broadly by the Portfolios and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, a Portfolio may invest in those opportunities as well.

   MATURITY AND DURATION: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security's cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity.

For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.

   Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a Portfolio's fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a Portfolio's fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

MORTGAGE-BACKED SECURITIES

   Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federated National Mortgage Association ("Fannie Mae") certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.

   Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities' weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

   The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

   Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Portfolios' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

   As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a Portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

   Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

   SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

   The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue

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replacement securities (such as asset-backed commercial paper). As a result, a
Portfolio could experience losses in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to taxable shareholders, will be taxable as ordinary income.

   Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A Portfolio may also buy mortgage-backed securities without insurance or guarantees.

   If a Portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the Portfolio's subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, a Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a

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general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

ASSET-BACKED SECURITIES

   Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.

   Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

   Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or "CBOs"), bank loans (such as collateralized loan obligations or "CLOs") and other debt obligations (such as collateralized debt obligations or "CDOs").

   Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a Portfolio would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

   Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a Portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a Portfolio's experiencing difficulty in selling or valuing asset-backed securities.

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CORPORATE DEBT SECURITIES

   Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER

   Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large certificates of deposit ("CDs") and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

   Commercial paper includes asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

BANK OBLIGATIONS

   Bank obligations include dollar-denominated CDs, time deposits and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of

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domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of obligations of each held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

   Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

   BANK CAPITAL SECURITIES: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

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COLLATERALIZED DEBT OBLIGATIONS

   Collateralized debt obligations ("CDOs") include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create "synthetic" exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

   For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

   The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and the prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

ZERO COUPON, STEP COUPON, DEFERRED PAYMENT, STRIPPED AND PAY-IN-KIND SECURITIES

   Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

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   Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a tax on the Portfolio, each Portfolio must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a Portfolio may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A Portfolio might obtain such cash from selling other Portfolio holdings. These actions may reduce the assets to which a Portfolio's expenses could be allocated and may reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

REPURCHASE AGREEMENTS

   In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a Portfolio are fully collateralized at all times during the period of the agreement.

   Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

   A Portfolio may, together with other registered investment companies managed by the Portfolio's sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

CONVERTIBLE SECURITIES

   Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

   As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   DECS ("Dividend Enhanced Convertible Stock," or "Debt Exchangeable for Common Stock" when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

   PERCS ("Preferred Equity Redeemable Stock," convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

   In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

   Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

HIGH YIELD SECURITIES

   Debt securities rated below investment grade (lower than Baa as determined by Moody's, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a Portfolio's sub-adviser, are commonly referred to as "lower grade debt securities" or "junk bonds." Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher

                                      17

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quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

   Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a Portfolio may decline more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities.

   Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. Neither event will require sale of these securities by a Portfolio, but a sub-adviser will consider the event in determining whether the Portfolio should continue to hold the security.

DISTRESSED DEBT SECURITIES

   Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.

   A Portfolio will generally make such investments only when the Portfolio's sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities.

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DEFAULTED SECURITIES

   Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a Portfolio will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   The Portfolios will limit holdings of any such securities to amounts that their respective sub-advisers believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

STRUCTURED NOTES AND RELATED INSTRUMENTS

   "Structured" notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. GOVERNMENT SECURITIES

   U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a Portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury

(such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

   Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

   Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

   On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the Portfolios.

VARIABLE AND FLOATING RATE SECURITIES

   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

   The interest rate on a floating rate debt instrument (a "floater") is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a Portfolio with a certain degree of protection against rising interest rates, although a Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

   The interest rate on an inverse floating rate debt instrument (an "inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

   A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

   Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Portfolio is not entitled to exercise its demand rights, and a Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

                                      20

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   Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded.

   Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

   In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

   In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

MUNICIPAL SECURITIES

   Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Although the interest paid on municipal securities is generally excluded from gross income, a Portfolio's distributions of interest paid on municipal securities will be subject to tax when distributed to taxable shareholders unless the Portfolio reports the distributions as exempt-interest dividends.

   Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

   The two principal classifications of municipal securities are "general obligation" securities and "limited obligation" or "revenue" securities. General obligation securities are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

   PRIVATE ACTIVITY BONDS: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be

                                      21

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guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

   Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the AMT. Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a Portfolio's exempt-interest dividends are derived from interest on private activity bonds. Although exempt-interest dividends derived from interest income on tax-exempt municipal obligations are generally a component of the "current earnings" adjustment item for purposes of the federal corporate AMT, exempt-interest dividends derived from interest income on municipal obligations issued in 2009 and 2010 generally are not included in the current earnings adjustment.

   INDUSTRIAL DEVELOPMENT BONDS: Industrial development bonds ("IDBs") are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

   MUNICIPAL NOTES: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

   MUNICIPAL COMMERCIAL PAPER: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

   PARTICIPATION INTERESTS: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a Portfolio an undivided interest in the municipal obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A Portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Portfolio's participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a Portfolio will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

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   VARIABLE RATE OBLIGATIONS:  The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a Portfolio would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

   MUNICIPAL LEASE OBLIGATIONS: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A Portfolio may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

   RESIDUAL INTEREST BONDS: Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs") are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.

   TAX-EXEMPT COMMERCIAL PAPER: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

   CUSTODIAL RECEIPTS AND CERTIFICATES: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal

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and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

   STAND-BY COMMITMENTS: Under a stand-by commitment a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations held by the Portfolio at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolio will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Portfolio.

   TENDER OPTION BONDS: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a lender. A Portfolio's investment in a loan participation typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.

   When a Portfolio purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

   Certain of the participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A Portfolio may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a Portfolio may invest generally will be secured by specific collateral, there can

                                      24

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be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

   Because there is no liquid market for commercial loans, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of Portfolio shares, to meet the Portfolio's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio's investments and calculating its net asset value.

   Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

SUBORDINATED SECURITIES

   Subordinated securities are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a Portfolio's sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

PARTICIPATION INTERESTS

   A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Portfolio's sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.

UNSECURED PROMISSORY NOTES

   A Portfolio also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective.

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GUARANTEED INVESTMENT CONTRACTS

   A Portfolio may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance company's general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

   The term of a GIC will be 13 months or less.

CREDIT-LINKED SECURITIES

   Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

   Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

EVENT-LINKED BONDS

   A Portfolio may invest a portion of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in

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order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.

EQUITY SECURITIES AND RELATED INVESTMENTS

   Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Portfolio.

   Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer's assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

   There may be little trading in the secondary market for particular equity securities, which may adversely affect a Portfolio's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

   COMMON STOCKS: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

   PREFERRED STOCKS: A Portfolio may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

   The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

   INVESTMENTS IN INITIAL PUBLIC OFFERINGS: A Portfolio may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a Portfolio's investment performance. A Portfolio cannot assure that investments in initial public offerings will continue to be available to the Portfolio or, if available, will result in positive investment performance. In addition, as a Portfolio's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the Portfolio is likely to decrease.

WARRANTS AND RIGHTS

   A Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant,

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thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.

   Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

DERIVATIVES

   The following investments are subject to limitations as set forth in each Portfolio's investment restrictions and policies.

   A Portfolio may utilize options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, "Financial Instruments"). A Portfolio may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio's return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or "hedge"). A Portfolio may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

   The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

   The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the "CFTC"), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a Portfolio may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a Portfolio's ability to use Financial Instruments may be limited by tax considerations.

   In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a Portfolio's investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

   This discussion is not intended to limit a Portfolio's investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a Portfolio as broadly as possible. Statements concerning what a Portfolio may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a Portfolio may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

   The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a Portfolio. In general, the use of Financial Instruments may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a Portfolio. As noted above, there can be no assurance that any derivatives strategy will succeed.

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   .  Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser's ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser's forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

   . A Portfolio may be required to maintain assets as "cover," maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a Portfolio's position, the Portfolio may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Portfolio. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a Portfolio is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Portfolio will continue to be subject to investment risk on the assets. In addition, a Portfolio may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Portfolio to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

   . A Portfolio's ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. If there is no market or a Portfolio is not successful in its negotiations, a Portfolio may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A Portfolio may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Portfolio continues to be subject to investment risk on the Financial Instrument. A Portfolio may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

   . Certain Financial Instruments transactions may have a leveraging effect on a Portfolio, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Portfolio engages in transactions that have a leveraging effect, the value of the Portfolio is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Portfolio would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

   . Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a Portfolio.

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   .  Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or "OTC") options and swaps, may be considered illiquid and therefore subject to a Portfolio's limitation on illiquid investments.

   . In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Portfolio incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a Portfolio might have been in a better position had it not attempted to hedge at all.

   . Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a Portfolio uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

   . Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty's bankruptcy.

   . Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a Portfolio may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

   . Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers ("OTC derivatives"), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared the Portfolio bears the risk of default by its counterparty. In a cleared derivatives transaction, the Portfolio is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

   . Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Portfolio has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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   .  Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A Portfolio would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the Portfolio's counterparty. A brokerage firm would guarantee the Portfolio's performance on the swap to the clearinghouse. The Portfolio would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the Portfolio, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the Portfolio's ability to trade cleared swaps. In addition, the Portfolio may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the Portfolio would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

   . Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a Portfolio may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

   . Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

   . Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country's economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

   . Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

   HEDGING: As stated above, the term "hedging" often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio. In a short hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

   Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a Portfolio owns. Rather, it relates to a security that a Portfolio intends to acquire. If a Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

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   In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

   OPTIONS -- GENERALLY: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

   Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

   Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Portfolio may also suffer a loss. For example, if the market price of the security underlying a put option written by a Portfolio declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a Portfolio would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a Portfolio, it can be expected that the option will be exercised and a Portfolio will be obligated to sell the security at less than its market value.

   The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a Portfolio that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Portfolio expires unexercised, the Portfolio realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

   A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a Portfolio to enter into any closing transaction.

   A type of put that a Portfolio may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to a Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

   OPTIONS ON INDICES: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or

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futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

   Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

   Futures strategies can be used to change the duration of a Portfolio's portfolio. If a sub-adviser wishes to shorten the duration of the Portfolio's portfolio, a Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a Portfolio's portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

   Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

   No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin." Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

   Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Daily variation margin calls could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

   Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a gain, or if it is more, a Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, a Portfolio realizes a gain, or if it is less, a Portfolio realizes a loss. A Portfolio will also bear

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transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

   Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

   If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

   If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities.

   Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

   NON-U.S. CURRENCY STRATEGIES: A Portfolio may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A Portfolio may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

   The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank

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market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

   Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

   Generally, OTC non-U.S. currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

   FORWARD CURRENCY CONTRACTS: A Portfolio may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

   As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

   If a Portfolio engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

   SWAPS, CAPS, FLOORS AND COLLARS: A Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

   Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because, and to the extent, these agreements affect a Portfolio's exposure to

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

long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

   Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

   If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

   A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a Portfolio's cost to enter into the credit default swap.

   A Portfolio may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

   The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a Portfolio.

   COMBINED POSITIONS: A Portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   COVER: Transactions using Financial Instruments may involve obligations which if not covered could be construed as "senior securities." A Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A Portfolio may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a Portfolio may be engaged in at any time, the segregation of assets does not reduce the risks to a Portfolio of entering into transactions in Financial Instruments.

   TURNOVER: A Portfolio's derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the

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absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

FOREIGN SECURITIES

   The following investments are subject to limitations as set forth in each Portfolio's investment restrictions and policies.

   A Portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Fiduciary Depositary Receipts ("FDRs") or other securities representing underlying shares of foreign companies.

   The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

   Unanticipated political or social developments may affect the values of a Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

   Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Portfolio liquidity.

   The interest payable on a Portfolio's foreign securities may be subject to foreign withholding taxes, which will reduce the Portfolio's return on its investments. In addition, the operating expenses of a Portfolio making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

   There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

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   A Portfolio may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A Portfolio may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a Portfolio's investments in such securities.

   Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things:
(i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Portfolio to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio's investment in those markets and may increase the expenses of a Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio's operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

   Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

   A Portfolio may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Portfolio's investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

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   The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

   ADRS, EDRS AND GDRS:  A Portfolio may also purchase ADRs, American
Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   EURODOLLAR OR YANKEE OBLIGATIONS: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT: A Portfolio may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

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   Sovereign debt is subject to risks in addition to those relating to non-U.S.
investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

                               OTHER INVESTMENTS

ILLIQUID SECURITIES

   An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on the Portfolio's books. Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly.

   Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Board has delegated to the Portfolios' sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity, however, if qualified purchasers become uninterested in buying these securities.

   The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A Portfolio may be restricted in its ability to sell such securities at a time when a Portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

   REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon

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maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

   REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

   Certain Portfolios may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

COMMODITIES AND NATURAL RESOURCES

   Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain Portfolios may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

COMMODITY-LINKED INVESTMENTS

   A Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a Portfolio may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

   The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will

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perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall Portfolio diversification benefits. Under favorable economic conditions, a Portfolio's commodity-linked investments may be expected to underperform an investment in traditional securities.

HYBRID INSTRUMENTS

   Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer's debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

TRADE CLAIMS

   Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.

PASSIVE FOREIGN INVESTMENT COMPANIES

   Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the Portfolio invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolio held its investment. In addition, the Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, each Portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. A Portfolio will be required to distribute each year any resulting income even though it has not actually sold the security and received cash to pay such distributions. A Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a Portfolio's expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

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MASTER LIMITED PARTNERSHIPS

   Master Limited Partnership ("MLPs") are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment Portfolio or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

   MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend ("MQD"). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

   MLP I-SHARES: I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

   ENERGY INFRASTRUCTURE COMPANIES: Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

   Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.

   A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation,

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processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.

   Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.

   Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

OTHER INVESTMENT COMPANIES

   Subject to applicable statutory and regulatory limitations, a Portfolio may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a Portfolio may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.

   Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a Portfolio invests in securities of other investment companies, Portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a Portfolio's own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

   EXCHANGE-TRADED FUNDS ("ETFS"): ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

   Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a Portfolio will generally gain or lose value depending on the performance of the index. However, gains or losses on a Portfolio's investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A Portfolio may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

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EXCHANGE-TRADED NOTES ("ETNS")

   ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

   The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

   Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

   There may be restrictions on a Portfolio's right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

DOLLAR ROLL TRANSACTIONS

   "Dollar roll" transactions consist of the sale by a Portfolio to a bank or broker-dealer (the "counterparty") of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

   A Portfolio will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

   The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical,

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security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.

SHORT SALES

   In short selling transactions, a Portfolio sells a security it does not own in anticipation that the price of the security will decline. The Portfolio must borrow the same security and deliver it to the buyer to complete the sale. The Portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a Portfolio may be unable to replace a borrowed security sold short. A Portfolio also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.

   Short sales also involve other costs. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.

   A Portfolio may sell securities "short against the box." In short sales "against the box," the Portfolio, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the Portfolio would forgo the potential realization of the increased value of the shares sold short.

   Each Portfolio may sell securities short only "against the box." As a non-fundamental operating policy, it is not expected that more than 40% of a Portfolio's total assets would be involved in short sales against the box.

INTERNATIONAL AGENCY OBLIGATIONS

   Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A Portfolio may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

   Securities may be purchased and sold on a "when-issued," "delayed settlement" or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

   A Portfolio may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

   "Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. A Portfolio will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the Portfolio's records)

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until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to collateralize its delayed delivery purchases.

   New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

   At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A Portfolio bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a Portfolio may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

                            ADDITIONAL INFORMATION

TEMPORARY DEFENSIVE POSITION

   At times a Portfolio's sub-adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in securities that a sub-adviser believes present less risk to a Portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers' acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a Portfolio may diverge from the duration range for that Portfolio disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies. As a result of using these alternative strategies, a Portfolio may not achieve its investment objective.

BORROWINGS

   A Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Portfolio's portfolio managers in other securities or instruments in an effort to increase the Portfolio's investment returns.

   When a Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a Portfolio more volatile and increases the Portfolio's overall investment exposure. In addition, if a Portfolio's return on its investment of the borrowing proceeds does not equal or exceed the interest that a Portfolio is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Portfolio's return.

   A Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers' strategy and result in lower Portfolio returns. Interest on any borrowings will be a Portfolio expense and will reduce the value of a Portfolio's shares.

   A Portfolio may borrow on a secured or on an unsecured basis. If a Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. During the term of the borrowing, the Portfolio will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a Portfolio may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers' strategy and result in lower Portfolio returns. The Portfolio would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Portfolio. In the event of a default by the lender, there may be delays, costs

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

and risks of loss involved in a Portfolio's exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

   The 1940 Act requires the Portfolio to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

   REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a Portfolio sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a Portfolio agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Portfolio received when it sold the instrument, representing the equivalent of an interest payment by the Portfolio for the use of the cash. During the term of the transaction, a Portfolio will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

   A Portfolio may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the prospectus or this SAI, a Portfolio may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Portfolio's portfolio managers in other securities or instruments in an effort to increase the Portfolio's investment returns.

   During the term of the transaction, a Portfolio will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a Portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy's the Portfolio's obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a Portfolio more volatile and increases the Portfolio's overall investment exposure. This could also result in the Portfolio having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a Portfolio's return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Portfolio's return.

   When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Portfolio's exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

   In addition, a Portfolio may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers' strategy and result in losses. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the Portfolio's obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a Portfolio's liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of Portfolio assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

LENDING

   Consistent with applicable regulatory requirements and the limitations as set forth in each Portfolio's investment restrictions and policies, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a Portfolio will be invested in high quality short-term instruments, or in one or more Portfolios maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a Portfolio will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the Portfolio's investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a Portfolio with collateral other than cash, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. A Portfolio does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio could suffer loss if the loan terminates and the Portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

VOLUNTARY ACTIONS

   From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

   No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year.

CYBERSECURITY

   With the increased use of technologies such as the Internet to conduct business, a Portfolio is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a Portfolio's investment adviser, sub-adviser and other service providers (including, but not limited to, Portfolio accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Portfolio's ability to calculate its NAV, impediments to trading, the inability of Portfolio shareholders to transact business, violations of applicable

                              PORTFOLIO TURNOVER

   Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

   Changes in security holdings are made by a Portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

   A sub-adviser may engage in a significant number of short-term transactions if such investing serves a Portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a Portfolio, these charges are ultimately borne by the shareholders.

   In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.

   There are no fixed limitations regarding the portfolio turnover rates of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each Portfolio may be disposed of when they are no longer deemed suitable.

   Historical turnover rates are included in the Financial Highlights tables in each prospectus.

   The following Portfolios had a significant variation in their portfolio turnover rates over the two most recently completed fiscal years.

   During the fiscal year ended December 31, 2013, Transamerica Partners Large Value Portfolio had a higher turnover rate due to quantitative modeling enhancements effected by the sub-adviser, which resulted in increased trading activity.

   During the fiscal year ended December 31, 2014, Transamerica Asset Allocation -- Intermediate/Long Horizon Portfolio and Transamerica Asset Allocation -- Short Horizon Portfolio had increased trading in the first and second quarters of 2014, which led to a higher turnover rate.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   It is the policy of the Portfolios to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The Portfolios' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. Each Board has adopted formal procedures governing compliance with these policies.

   The Portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Portfolio's completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

   The Portfolios publish all holdings on their website at www.transamericapartners.com/content/performance.aspx approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Portfolios. The Portfolios may then forward the information to investors and consultants requesting it.

   Each month, Transamerica Partners Money Market Portfolio files a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Partners Money Market Portfolio is posted each month to the Portfolios' website in accordance with Rule 2a-7(c)(12) under the 1940 Act.

   There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Portfolios by these services and departments, the Portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Portfolios before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the Portfolios' investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the Portfolios (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are
(1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

   The Portfolios (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The Portfolios currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

                     NAME                         FREQUENCY
                     ----                         ---------
                     Advent Software, Inc........ Daily
                     Evare....................... Daily
                     Morningstar Associates, LLC. Daily
                     StarCompliance.............. Daily
                     Lipper, Inc................. Quarterly
                     Thompson Financial, Ltd..... Quarterly
                     Bloomberg................... Quarterly

   Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Portfolios' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the Portfolios' officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying portfolios for certain asset allocation funds and subaccounts.

   In addition to these ongoing arrangements, the policy permits the release by the Portfolios (or their authorized service providers) of the following information concerning a Portfolio, provided that the information has been publicly disclosed:

   . Top Ten Holdings -- A Portfolio's top ten holdings and the total percentage of the Portfolio such aggregate holdings represent.

   . Sector Holdings -- A Portfolio's sector information and the total percentage of the Portfolio held in each sector.

   . Other Portfolio Characteristic Data -- Any other analytical data with respect to a Portfolio that does not identify any specific portfolio holding.

   . Funds of ETFs and Funds of Funds -- For any Portfolio whose investments other than cash alternatives consist solely of shares of ETFs or other funds, no sooner than 10 days after the end of a month the names of the ETFs or other funds held as of the end of that month and the percentage of the Portfolio's net assets held in each ETF or fund as of the end of that month.

   The Board and an appropriate officer of the Investment Adviser's compliance department or the Trust's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the Portfolios' policies and procedures on disclosure of portfolio holdings.

   In addition, separate account and unregistered product clients of TAM, the sub-advisers of the Portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain Portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those Portfolios.

   Certain information in the above Section may not apply to the Trust and may instead apply to other funds/trusts managed by the Investment Adviser.

                      COMMODITY EXCHANGE ACT REGISTRATION

   The Investment Adviser has registered as a "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to its service as investment adviser to Transamerica Inflation Protected Securities Portfolio. Compliance with applicable Commodity Futures Trading Commission ("CFTC") disclosure, reporting and recordkeeping regulations is expected to increase Portfolio expenses.

   The Investment Adviser relies on CFTC Rule 4.12(c)(3) with respect to Transamerica Inflation Protected Securities Portfolio, which relieves the Investment Adviser from certain CFTC recordkeeping, reporting and disclosure requirements.

   The remaining Portfolios are operated by the Investment Adviser pursuant to an exclusion from registration as a CPO with respect to such Portfolios under the CEA, and therefore, are not subject to registration or regulation with respect to the Portfolios under the CEA. These Portfolios are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.

   The Portfolios and the Investment Adviser are continuing to analyze the effect of these rules changes on the Portfolios.

                            MANAGEMENT OF THE TRUST

   Each Portfolio is supervised by the Board of Trustees of Transamerica Partners Portfolios.

                          BOARD MEMBERS AND OFFICERS

   The Board Members and executive officers of each Trust are listed below.

   Interested Board Member means a board member who may be deemed an "interested person" (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as "Interested Trustees." Independent Board Member means a Board Member who is not an "interested person" (as defined under the 1940 Act) of each Trust and may also be referred to herein as an "Independent Trustee."

   The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio's assets by the investment adviser and its respective sub-adviser.

   The Portfolios are among the portfolios/funds advised and sponsored by TAM (collectively, "Transamerica Mutual Funds"). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust ("TST"), Transamerica Income Shares, Inc. ("TIS"), Transamerica Partners Funds Group ("TPFG"), Transamerica Partners Funds Group II ("TPFG II"), Transamerica Partners Portfolios ("TPP") and Transamerica Asset Allocation Variable Funds ("TAAVF") and consists of 184 funds/portfolios as of the date of this SAI.

   The mailing address of each Board Member is c/o Secretary, 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

   The Board Members of each Trust and each Portfolio Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds/portfolios in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

                                                                                           NUMBER OF
                                                                                            FUNDS/
                                    TERM OF                                              PORTFOLIOS IN
                                   OFFICE AND                PRINCIPAL                      COMPLEX        OTHER
                   POSITION(S)     LENGTH OF               OCCUPATION(S)                   OVERSEEN    DIRECTORSHIPS
NAME AND              HELD            TIME                     DURING                      BY BOARD      DURING THE
YEAR OF BIRTH      WITH TRUST       SERVED*                PAST FIVE YEARS                  MEMBER     PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS
-----------------------------------------------------------------------------------------------------------------------

Marijn P. Smit  Chairman of the      Since    Chairman of the Board, President and            184           N/A
(1973)          Board, President     2014     Chief Executive Officer, Transamerica
                and Chief                     Funds, TST, TPP, TPFG, TPFG II,
                Executive Officer             TAAVF and TIS (2014 -- present);
                                              Director, Chairman of the Board,
                                              President and Chief Executive Officer,
                                              Transamerica Asset Management, Inc.
                                              ("TAM") and Transamerica Fund
                                              Services, Inc. ("TFS") (2014 -- present);
                                              President, Investment Solutions,
                                              Transamerica Investments &
                                              Retirement (2014 -- present); Vice
                                              President, Transamerica Premier Life
                                              Insurance Company (2010 -- present);
                                              Vice President, Transamerica Life
                                              Insurance Company (2010 -- present);
                                              Senior Vice President, Transamerica
                                              Financial Life Insurance Company
                                              (2013 -- present); Senior Vice
                                              President, Transamerica Retirement
                                              Advisors, Inc. (2013 -- present); Senior
                                              Vice President, Transamerica
                                              Retirement Solutions Corporation
                                              (2012 -- present); and President and
                                              Director, Transamerica Stable Value
                                              Solutions, Inc. (2010 -- present)

                                                                                              NUMBER OF
                                                                                               FUNDS/
                                        TERM OF                                             PORTFOLIOS IN
                                       OFFICE AND                PRINCIPAL                     COMPLEX           OTHER
                       POSITION(S)     LENGTH OF               OCCUPATION(S)                  OVERSEEN       DIRECTORSHIPS
NAME AND                   HELD           TIME                     DURING                     BY BOARD         DURING THE
YEAR OF BIRTH           WITH TRUST      SERVED*               PAST FIVE YEARS                  MEMBER       PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------

Alan F. Warrick      Board Member        Since    Board Member, Transamerica Funds,              184      First Allied
(1948)                                   2012     TST, TIS, TPP, TPFG, TPFG II and                        Holdings Inc.
                                                  TAAVF (2012 -- present); Consultant,                    (2013 -- 2014)
                                                  Aegon USA (2010 -- 2011); Senior
                                                  Advisor, Lovell Minnick Equity
                                                  Partners (2010 -- present); Retired
                                                  (2010 -- present); and Managing
                                                  Director for Strategic Business
                                                  Development, Aegon USA (1994 --
                                                  2010).
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------------------------

Sandra N. Bane       Board Member        Since    Retired (1999 -- present); Board               184      Big 5 Sporting Goods
(1952)                                   2008     Member, Transamerica Funds, TST,                        (2002 -- present);
                                                  TIS, TPP, TPFG, TPFG II and TAAVF                       AGL Resources, Inc.
                                                  (2008 -- present); Board Member,                        (energy services
                                                  Transamerica Investors, Inc. ("TII")                    holding company)
                                                  (2003 -- 2010); and Partner, KPMG                       (2008 -- present)
                                                  (1975 -- 1999).
-------------------------------------------------------------------------------------------------------------------------------

Leo J. Hill          Lead Independent    Since    Principal, Advisor Network Solutions,          184      Ameris Bancorp
(1956)               Board Member        2007     LLC (business consulting) (2006 --                      (2013 -- present);
                                                  present); Board Member, TST (2001 --                    Ameris Bank
                                                  present); Board Member, Transamerica                    (2013 -- present)
                                                  Funds and TIS (2002 -- present); Board
                                                  Member, TPP, TPFG, TPFG II and
                                                  TAAVF (2007 -- present); Board
                                                  Member, TII (2008 -- 2010); Market
                                                  President, Nations Bank of Sun Coast
                                                  Florida (1998 -- 1999); Chairman,
                                                  President and Chief Executive Officer,
                                                  Barnett Banks of Treasure Coast Florida
                                                  (1994 -- 1998); Executive Vice President
                                                  and Senior Credit Officer, Barnett
                                                  Banks of Jacksonville, Florida (1991 --
                                                  1994); and Senior Vice President and
                                                  Senior Loan Administration Officer,
                                                  Wachovia Bank of Georgia
                                                  (1976 -- 1991).
-------------------------------------------------------------------------------------------------------------------------------

David W. Jennings    Board Member        Since    Board Member, Transamerica Funds,              184      N/A
(1946)                                   2009     TST, TIS, TPP, TPFG, TPFG II and
                                                  TAAVF (2009 -- present); Board
                                                  Member, TII (2009 -- 2010); Managing
                                                  Director, Hilton Capital Management,
                                                  LLC (2010 -- present); Principal,
                                                  Maxam Capital Management, LLC
                                                  (2006 -- 2008); and Principal, Cobble
                                                  Creek Management LP (2004 -- 2006).
-------------------------------------------------------------------------------------------------------------------------------

Russell A. Kimball,  Board Member        2007     General Manager, Sheraton Sand Key             184      N/A
Jr. (1944)                                        Resort (1975 -- present); Board
                                                  Member, TST (1986 -- present); Board
                                                  Member, Transamerica Funds, (1986 --
                                                  1990), (2002 -- present); Board
                                                  Member, TIS (2002 -- present); Board
                                                  Member, TPP, TPFG, TPFG II and
                                                  TAAVF (2007 -- present); and Board
                                                  Member, TII (2008 -- 2010).
-------------------------------------------------------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                          FUNDS/
                                   TERM OF                                             PORTFOLIOS IN
                                  OFFICE AND                PRINCIPAL                     COMPLEX           OTHER
                    POSITION(S)   LENGTH OF               OCCUPATION(S)                  OVERSEEN       DIRECTORSHIPS
NAME AND                HELD         TIME                     DURING                     BY BOARD         DURING THE
YEAR OF BIRTH        WITH TRUST    SERVED*               PAST FIVE YEARS                  MEMBER       PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------

Eugene M. Mannella  Board Member    Since    Chief Executive Officer, HedgeServ             184      N/A
(1954)                              1993     Corporation (hedge fund
                                             administration) (2008 -- present);
                                             Self-employed consultant (2006 --
                                             present); Managing Member and Chief
                                             Compliance Officer, HedgeServ
                                             Investment Services, LLC (limited
                                             purpose broker-dealer) (2011 --
                                             present); President, ARAPAHO
                                             Partners LLC (limited purpose broker-
                                             dealer) (1998 -- 2008); Board Member,
                                             TPP, TPFG, TPFG II and TAAVF
                                             (1993 -- present); Board Member,
                                             Transamerica Funds, TST and TIS
                                             (2007 -- present); Board Member, TII
                                             (2008 -- 2010); and President,
                                             International Fund Services (alternative
                                             asset administration) (1993 -- 2005).
--------------------------------------------------------------------------------------------------------------------------

Patricia L.         Board Member    Since    Retired (2007 -- present); President/          184      Honorary Trustee,
Sawyer (1950)                       1993     Founder, Smith & Sawyer LLC                             Bryant University
                                             (management consulting) (1989 --                        (1996 -- present)
                                             2007); Board Member, Transamerica
                                             Funds, TST and TIS (2007 -- present);
                                             Board Member, TII (2008 -- 2010);
                                             Board Member, TPP, TPFG, TPFG II
                                             and TAAVF (1993 -- present); and
                                             Trustee, Chair of Finance Committee
                                             and Chair of Nominating Committee
                                             (1987 -- 1996), Bryant University.
--------------------------------------------------------------------------------------------------------------------------

John W.             Board Member    Since    Attorney, Englander Fischer (2008 --           184      Operation PAR, Inc.
Waechter (1952)                     2007     present); Retired (2004 -- 2008); Board                 (2008 -- present);
                                             Member, TST and TIS (2004 -- present);                  West Central Florida
                                             Board Member, Transamerica Funds                        Council -- Boy
                                             (2005 -- present); Board Member, TPP,                   Scouts of America
                                             TPFG, TPFG II and TAAVF (2007 --                        (2008 -- 2013);
                                             present); Board Member, TII (2008 --                    Remember Honor
                                             2010); Employee, RBC Dain Rauscher                      Support, Inc. (non-
                                             (securities dealer) (2004); Executive                   profit organization)
                                             Vice President, Chief Financial Officer                 (2013 -- present)
                                             and Chief Compliance Officer, William                   Board Member, WRH
                                             R. Hough & Co. (securities dealer)                      Income Properties,
                                             (1979 -- 2004); and Treasurer, The                      Inc. (real estate)
                                             Hough Group of Funds (1993 -- 2004).                    (2014 -- present)
--------------------------------------------------------------------------------------------------------------------------

-------------
* Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust's Declaration of Trust.

OFFICERS

   The mailing address of each officer is c/o Secretary, 4600 S. Syracuse Street, Suite 1100, Denver, CO 80237. The following table shows information about the officers, including their year of birth, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

                                                       TERM OF OFFICE           PRINCIPAL OCCUPATION(S)
NAME AND                                               AND LENGTH OF                 OR EMPLOYMENT
YEAR OF BIRTH                     POSITION              TIME SERVED*             DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------

Marijn P. Smit          Chairman of the Board,             Since      See Table Above.
(1973)                  President and Chief Executive      2014
                        Officer
-------------------------------------------------------------------------------------------------------------------

Tane T. Tyler           Vice President, Associate          Since      Vice President, Associate General Counsel,
(1965)                  General Counsel, Chief Legal       2014       Chief Legal Officer and Secretary,
                        Officer and Secretary                         Transamerica Funds, TST, TPP, TPFG, TPFG
                                                                      II, TAAVF and TIS (2014 -- present);
                                                                      Director, Vice President, Associate General
                                                                      Counsel, Chief Legal Officer and Secretary,
                                                                      TAM and TFS (2014 -- present); Senior Vice
                                                                      President, Secretary and General Counsel,
                                                                      ALPS, Inc., ALPS Fund Services, Inc. and
                                                                      ALPS Distributors, Inc. (2004 -- 2013); and
                                                                      Secretary, Liberty All-Star Funds
                                                                      (2005 -- 2013).
-------------------------------------------------------------------------------------------------------------------

Christopher A. Staples  Vice President and Chief           Since      Vice President and Chief Investment Officer,
(1970)                  Investment Officer, Advisory       2007       Advisory Services (2007 -- present), Senior
                        Services                                      Vice President -- Investment Management
                                                                      (2006 -- 2007), Vice President -- Investment
                                                                      Management (2005 -- 2006), Transamerica
                                                                      Funds, TST and TIS; Vice President and
                                                                      Chief Investment Officer, Advisory Services,
                                                                      TPP, TPFG, TPFG II and TAAVF (2007 --
                                                                      present); Vice President and Chief
                                                                      Investment Officer (2007 -- 2010); Vice
                                                                      President -- Investment Administration
                                                                      (2005 -- 2007), TII; Director (2005 --
                                                                      present), Senior Vice President (2006 --
                                                                      present) and Chief Investment Officer,
                                                                      Advisory Services (2007 -- present), TAM;
                                                                      Director, TFS (2005 -- present); and
                                                                      Assistant Vice President, Raymond James &
                                                                      Associates (1999 -- 2004).
-------------------------------------------------------------------------------------------------------------------

Thomas R. Wald          Chief Investment Officer           Since      Chief Investment Officer, Transamerica
(1960)                                                     2014       Funds, TST, TPP, TPFG, TPFG II, TAAVF
                                                                      and TIS (2014 -- present); Senior Vice
                                                                      President and Chief Investment Officer,
                                                                      TAM (2014 -- present); Chief Investment
                                                                      Officer, Transamerica Investments &
                                                                      Retirement (2014 -- present); Vice President
                                                                      and Client Portfolio Manager, Curian
                                                                      Capital, LLC (2012 -- 2014); Portfolio
                                                                      Manager, Tactical Allocation Group, LLC
                                                                      (2010 -- 2011); Mutual Fund Manager,
                                                                      Munder Capital Management (2005 -- 2008);
                                                                      and Mutual Fund Manager, Invesco Ltd.
                                                                      (1997 -- 2004).
-------------------------------------------------------------------------------------------------------------------

Vincent J. Toner        Vice President and Treasurer       Since      Vice President and Treasurer (2014 --
(1970)                                                     2014       present) Transamerica Funds, TST, TIS, TPP,
                                                                      TPFG, TPFG II and TAAVF; Vice President
                                                                      and Treasurer, TAM and TFS (2014 --
                                                                      present); Senior Vice President and Vice
                                                                      President, Fund Administration, Brown
                                                                      Brothers Harriman (2010 -- 2014); and Vice
                                                                      President Fund Administration & Fund
                                                                      Accounting, OppenheimerFunds
                                                                      (2007 -- 2010)
-------------------------------------------------------------------------------------------------------------------

                                                        TERM OF OFFICE           PRINCIPAL OCCUPATION(S)
NAME AND                                                AND LENGTH OF                 OR EMPLOYMENT
YEAR OF BIRTH                      POSITION              TIME SERVED*             DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------

Matthew H. Huckman, Sr.  Tax Manager                        Since      Tax Manager, Transamerica Funds, TST, TIS,
(1968)                                                      2014       TPP, TPFG, TPFG II and TAAVF (2014 --
                                                                       present); Tax Manager, TFS (2012 --
                                                                       present); and Assistant Mutual Fund Tax
                                                                       Manager, Invesco (2007 -- 2012).
--------------------------------------------------------------------------------------------------------------------

Scott M. Lenhart (1961)  Chief Compliance Officer and       Since      Chief Compliance Officer and Anti-Money
                         Anti-Money Laundering Officer      2014       Laundering Officer, Transamerica Funds,
                                                                       TST, TIS, TPP, TPFG, TPFG II and TAAVF
                                                                       (2014 -- present); Chief Compliance Officer
                                                                       and Anti-Money Laundering Officer (2014 --
                                                                       present), Senior Compliance Officer (2008 --
                                                                       2014), TAM; Vice President and Chief
                                                                       Compliance Officer, TFS (2014 -- present);
                                                                       Director of Compliance, Transamerica
                                                                       Investments & Retirement (2014 -- present);
                                                                       Vice President and Chief Compliance
                                                                       Officer, Transamerica Financial Advisors,
                                                                       Inc. (1999 -- 2006); and Assistant Chief
                                                                       Compliance Officer, Raymond James
                                                                       Financial, Inc., Robert Thomas Securities,
                                                                       Inc. (1989 -- 1998).
--------------------------------------------------------------------------------------------------------------------

-------------
* Elected and serves at the pleasure of the Board of each Trust.

   If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trusts, except for the Chief Compliance Officer, receives any compensation from the Trusts.

   Each of the Board Members, other than Mr. Jennings, Mr. Smit and
Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all "manager of managers" investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Warrick and Mr. Smit, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into Transamerica Mutual Funds. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014.

   The Board believes that each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person's service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Smit and Mr. Warrick); such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person's service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an "interested person" as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant;
Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

   The Board is responsible for overseeing the management and operations of the funds and Portfolios. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds and Portfolios. Independent Board Members constitute more than 75% of the Board.

   The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and Portfolios and their shareholders, and that its committees, as further described below, help ensure that the funds and Portfolios have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and Portfolios and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM's sponsorship of the funds and Portfolios and TAM's ongoing monitoring of the investment sub-advisers that manage the assets of each fund and Portfolios. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board. interested Chairman has a professional interest in the quality of the services provided to the funds and Portfolios and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM's sponsorship of the Portfolios and TAM's ongoing monitoring of the investment sub-advisers that manage the assets of each Portfolio. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.

                               BOARD COMMITTEES

   The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

   The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the Portfolios' board committees, the Independent Board Members consider and address important matters involving the Portfolios/Subaccount, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.

   The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of each Trust, oversees the quality and integrity of the financial statements of each Trust, approves, prior to appointment, the engagement of each Trust's independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm's qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.

   The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each Portfolio's independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each Portfolio's operations and financial reporting.

   The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.

   When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

   The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

                                RISK OVERSIGHT

   Through its oversight of the management and operations of the Portfolios, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Portfolios (such as reports about the performance of the Portfolios); (ii) reviewing compliance reports and approving compliance policies and procedures of the Portfolios and their service providers;
(iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including Portfolio auditors, to review Portfolio activities; and (v) meeting with the Chief Compliance Officer and other officers of the Portfolios and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

   The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Portfolios' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the Portfolios, TAM, its affiliates, the sub-advisers or other service providers.

   In addition, it is important to note that each Portfolio is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

ADDITIONAL INFORMATION ABOUT THE COMMITTEES OF THE BOARD

   Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2014, the Audit Committee met 8 times and the Nominating Committee met 3 times.

                    TRUSTEE OWNERSHIP OF EQUITY SECURITIES

   The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds and Portfolios in the Transamerica Mutual Funds owned by each current Trustee as of December 31, 2014.

                                   INTERESTED TRUSTEES                   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------
                                                                            RUSSELL
                                                       SANDRA LEO   DAVID      A.     EUGENE  PATRICIA
                                   MARIJN    ALAN F.     N.    J.     W.    KIMBALL,    M.       L.    JOHN W.
PORTFOLIO                          P. SMIT   WARRICK    BANE  HILL JENNINGS   JR.    MANNELLA  SAWYER  WAECHTER
---------------------------------------------------------------------------------------------------------------
Transamerica Partners Balanced....   $0        $0        $0   $0      $0      $0       $0       $0       $0
---------------------------------------------------------------------------------------------------------------
Transamerica Partners Core Bond...   $0        $0        $0   $0      $0      $0       $0       $0       $0
---------------------------------------------------------------------------------------------------------------
Transamerica Partners Inflation-
 Protected Securities.............   $0        $0        $0   $0      $0      $0       $0       $0       $0
---------------------------------------------------------------------------------------------------------------
Transamerica Partners Large
 Growth...........................   $0        $0        $0   $0      $0      $0       $0       $0       $0
---------------------------------------------------------------------------------------------------------------
Transamerica Partners Large Value.   $0        $0        $0   $0      $0      $0       $0       $0       $0
---------------------------------------------------------------------------------------------------------------
Transamerica Partners Money
 Market...........................   $0        $0        $0   $0      $0      $0       $0       $0       $0

                          TRANSAMERICA MUTUAL FUNDS
                    ---------------------------------------
                                               AGGREGATE
                                            DOLLAR RANGE OF
                                                EQUITY
                    TRUSTEE                   SECURITIES
                    ---------------------------------------
                    INTERESTED TRUSTEES
                    ---------------------------------------
                    Marijn P. Smit.........  over $100,000
                    ---------------------------------------
                    Alan F. Warrick........      None
                    ---------------------------------------
                    INDEPENDENT TRUSTEES
                    ---------------------------------------
                    Sandra N. Bane.........      None
                    ---------------------------------------
                    Leo J. Hill............  over $100,000
                    ---------------------------------------
                    David W. Jennings......      None
                    ---------------------------------------
                    Russell A. Kimball, Jr.  over $100,000
                    ---------------------------------------
                    Eugene M. Mannella.....      None
                    ---------------------------------------
                    Patricia L. Sawyer.....  over $100,000
                    ---------------------------------------
                    John W. Waechter.......  over $100,000

   As of December 31, 2014, none of the Independent Board Members nor their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds or Portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds and Portfolios.

                             TRUSTEE COMPENSATION

   As of September   , 2014, Independent Board compensation is determined as
follows: Independent Board Members receive a total annual retainer fee of $160,000 from the funds/portfolios that make up the Transamerica Mutual Funds, as well as $9,000 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $2,500 for each telephonic meeting attended. Additionally, each member of the Audit Committee and Nominating Committee receives a total annual retainer fee of $40,000.

   Each Trust pays a pro rata share of these fees allocable to each series of Transamerica Partners Portfolios based on the relative assets of the series.

   Prior to September 2014, Independent Board compensation was determined as follows: Independent Board Members received a total annual retainer fee of $135,000 from the funds/portfolios that made up the Transamerica Mutual Funds, as well as $9,000 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically); the Independent Board Members received $2,500 for each telephonic meeting attended; and each member of the Audit Committee and Nominating Committee received a total annual retainer fee of $25,000.

   As of September 2014, the Lead Independent Trustee of the Board receives an additional retainer of $48,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year and the Nominating Committee Chairperson receives an additional retainer of $12,000 per year. Each Trust also pays a pro rata share allocable to each series of Transamerica Partners Funds Group and Transamerica Partners Funds Group II based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.

   Prior to September 2014, the Lead Independent Trustee of the Board received an additional retainer of $40,000 per year and the Audit Committee Chairperson received an additional retainer of $20,000 per year.

   Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the "Deferred Compensation Plan"), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as a Board Member. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Board Members.

   Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

COMPENSATION TABLE

   The following tables provide compensation amounts paid to the Independent Trustees by Transamerica Partners Portfolios for the fiscal year ended
December 31, 2014. Interested Trustees are not compensated by the Portfolios. Mr. Warrick is compensated for his Board service by TAM or an affiliate of TAM.

                                TRANSAMERICA PARTNERS PORTFOLIOS
--------------------------------------------------------------------------------------------------
                                               RUSSELL
                        SANDRA         DAVID      A.     EUGENE   NORM    JOYCE  PATRICIA
                          N.   LEO J.    W.    KIMBALL,    M.      R.    GALPERN    L.    JOHN W.
PORTFOLIO                BANE   HILL  JENNINGS    JR    MANNELLA NIELSEN NORDEN   SAWYER  WAECHTER
--------------------------------------------------------------------------------------------------
Transamerica Partners
 Balanced Portfolio.... $  327 $  394  $  333   $  330   $  330  $  307  $  161   $  338   $  359
--------------------------------------------------------------------------------------------------
Transamerica Partners
 Core Bond Portfolio... $3,283 $3,959  $3,343   $3,311   $3,311  $3,104  $1,638   $3,396   $3,605
--------------------------------------------------------------------------------------------------
Transamerica Partners
 Inflation-Protected
 Securities Portfolio.. $  681 $  821  $  693   $  687   $  687  $  643  $  340   $  704   $  748
--------------------------------------------------------------------------------------------------
Transamerica Partners
 Large Growth
 Portfolio............. $2,245 $2,706  $2,284   $2,264   $2,264  $2,121  $1,118   $2,320   $2,464
--------------------------------------------------------------------------------------------------
Transamerica Partners
 Large Value Portfolio. $2,230 $2,688  $2,270   $2,249   $2,249  $2,107  $1,111   $2,306   $2,448
--------------------------------------------------------------------------------------------------
Transamerica Partners
 Money Market
 Portfolio............. $2,078 $2,504  $2,115   $2,095   $2,095  $1,962  $1,034   $2,148   $2,281

                                        PENSION OR
                                        RETIREMENT
                                         BENEFITS
                                         ACCRUED       TOTAL
                                        AS PART OF COMPENSATION
                                        PORTFOLIO    PAID FROM
                                         AND FUND  TRANSAMERICA
                NAME                     EXPENSES  MUTUAL FUNDS*
                ------------------------------------------------
                TRUSTEE
                ------------------------------------------------
                Sandra N. Bane.........     $0       $274,500
                ------------------------------------------------
                Leo J. Hill............     $0       $330,700
                ------------------------------------------------
                David W. Jennings......     $0       $279,500
                ------------------------------------------------
                Russell A. Kimball, Jr.     $0       $277,000
                ------------------------------------------------
                Eugene M. Mannella.....     $0       $277,000
                ------------------------------------------------
                Norm R. Nielsen**......     $0       $258,167
                ------------------------------------------------
                Joyce Galpern Norden**.     $0       $258,167
                ------------------------------------------------
                Patricia L. Sawyer.....     $0       $284,300
                ------------------------------------------------
                John W. Waechter.......     $0       $301,000

-------------
* Of this aggregate compensation, the total amounts deferred from the funds and Portfolios (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended December 31, 2014 were as follows: Joyce G. Norden, $128,190.
**Norman R. Nielsen and Joyce G. Norden retired as Trustees on December 31,
  2014.

               INVESTOR COMMUNICATION PROCEDURES WITH THE BOARD

   The Board Members of the Trust ( "Trust") have adopted these procedures by which investors of the Trust ( also referred to as "shareholders") may send written communications to the Board. Investors may mail written communications to the Board, addressed to the care of the Secretary of the Trust
("Secretary"), as follows:

   Board Members Transamerica Partners Portfolios c/o Secretary 4600 S Syracuse Street, Suite 1100 Denver, CO 80237

   Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either
(i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Board Member of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder,
(iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Exchange Act") or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust's Chief Compliance Officer. The Trustees are not required to attend each Trust's shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

                                CODE OF ETHICS

   The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Portfolios (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

   Pursuant to Rule 17j-1 under the 1940 Act, the Portfolios, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                     PROXY VOTING POLICIES AND PROCEDURES

   The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the Portfolios. The proxy voting policies and procedures of TAM and each sub-adviser are attached hereto in Appendix A.

   TAM's proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the Portfolios by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

   The Trust files SEC Form N-PX, with the complete proxy voting records of the Portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES FOR THE PORTFOLIOS

I. STATEMENT OF PRINCIPLE

   The Portfolios seek to assure that proxies received by the Portfolios are voted in the best interests of the Portfolios' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

   Each Portfolio delegates the authority to vote proxies related to portfolio securities to TAM (the "Adviser"), as investment adviser to each Portfolio, which in turn delegates proxy voting authority for most Portfolios of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that Portfolio. The Board of Trustees ("Board") of each Portfolio adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a "Proxy Voting Policy") that will be used by each of these respective entities when exercising voting authority on behalf of the Portfolio. These policies and procedures are herein.

III. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

   No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Portfolios and Adviser. Any inconsistency between the Sub-Adviser's
Proxy Voting Policy and that of the Portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

   The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV. SECURITIES ON LOAN

   The Board has authorized the Adviser, in conjunction with State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, MA 02111, to lend portfolio securities on behalf of the Portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

                     INVESTMENT ADVISER AND OTHER SERVICES

   TAM and its affiliate provide investment advisory and other services to the Portfolios. Subject to the supervision of the Portfolios' Board, TAM and its affiliate are responsible for the design and implementation of each Portfolio's investment program, the oversight of each Portfolio's business affairs and the provision of other administrative services, and the provision of transfer agency services to the Portfolios.

THE INVESTMENT ADVISER

   The Trusts and the Portfolio Trust have entered into an Investment Advisory Agreement ("Advisory Agreement"), on behalf of each fund and each portfolio with TAM. TAM, located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, provides continuous and regular investment advisory services to the Portfolios supervises each respective fund or portfolio's investments and conducts its investment program.

   TAM is responsible for the day to day management of the Asset Allocation Portfolios. For each of the other Portfolios, TAM currently acts as a "manager of managers" and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of any such Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides advisory services that include, without limitation, the design and development of each Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios' investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers' buying and selling of securities for the Portfolios; regular review of holdings; ongoing trade oversight and analysis; development and introduction of new share classes; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolios' Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios' independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services.

   TAM is directly owned by Transamerica Premier Life Insurance Company ("TPLIC") (77%) and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation ("Commonwealth") (87.72%) and Aegon USA, LLC ("Aegon USA") (12.28%). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

ADVISORY AGREEMENT

   TAM has agreed, under each Portfolio's Advisory Agreement, to regularly provide the Portfolio with investment advisory services, including management, supervision and investment research advice and shall furnish a continuous investment program for the Portfolio's/Subaccount's portfolio of securities and other investments consistent with the Portfolio's investment objectives, policies and restrictions as stated in the portfolio's prospectus and SAI. TAM is permitted to enter into contracts with sub-advisers, subject to the Board's approval. TAM has entered into sub-advisory agreements for the Portfolios, as described below.

   As compensation for services performed, each Portfolio pays TAM a fee computed daily at an annual rate of the Portfolio's average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under a Portfolio's Advisory Agreement. A Portfolio bears all expenses not expressly assumed by TAM incurred in the operation of the Portfolio and the offering of its shares.

   The Advisory Agreement for a Portfolio will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that Portfolio.

   Each Advisory Agreement provides that TAM may render services to others. Under each Portfolio's Advisory Agreement, TAM assumes no responsibility other than to render the services called for by the Advisory Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. TAM and its affiliates are not protected, however, against any liability to a Portfolio to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

   Each Advisory Agreement provides that it may be terminated with respect to any Portfolio at any time, without the payment of any penalty, upon 60 days' written notice to TAM, or by TAM upon 60 days' written notice to the Portfolio. A Portfolio may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, accompanied by appropriate notice. The Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

INVESTMENT ADVISER COMPENSATION

   TAM receives compensation calculated daily and paid monthly from the Portfolios. The Advisory fees each Portfolio paid, during the most recently ended fiscal year, as a percentage of each Portfolio's average daily net assets, are included in the prospectus.

   The following tables set forth the total amounts the Portfolios paid to TAM (after waivers/expense reimbursements), and Advisory Fees Waived/Expenses Reimbursed by TAM to the Portfolios, if any, for the last three fiscal years.

                        2014                  2013                  2012
----------------------------------------------------------------------------------
PORTFOLIOS         EARNED    WAIVED      EARNED    WAIVED      EARNED    WAIVED
----------------------------------------------------------------------------------
Transamerica
  Partners
  Balanced
  Portfolio..... $  601,538 $101,549   $  515,645 $145,288   $  492,403 $116,424
----------------------------------------------------------------------------------
Transamerica
  Partners Core
  Bond
  Portfolio..... $4,733,961 $      0   $4,900,783 $      0   $5,346,579 $      0
----------------------------------------------------------------------------------
Transamerica
  Partners
  Inflation-
  Protected
  Securities
  Portfolio..... $  983,065 $ 43,164   $1,101,940 $ 36,338   $1,233,646 $ 10,072
----------------------------------------------------------------------------------

                         2014               2013                 2012
 -----------------------------------------------------------------------------
 PORTFOLIOS          EARNED   WAIVED   EARNED   WAIVED      EARNED   WAIVED
 -----------------------------------------------------------------------------
 Transamerica
   Partners Large
   Growth
   Portfolio...... $5,646,189  $0    $5,413,579 $92,499   $5,673,988 $51,541
 -----------------------------------------------------------------------------
 Transamerica
   Partners Large
   Value
   Portfolio...... $4,086,084  $0    $3,930,716 $     0   $3,821,472 $     0
 -----------------------------------------------------------------------------
 Transamerica
   Partners Money
   Market
   Portfolio...... $2,142,204  $0    $2,320,573 $     0   $2,291,125 $     0

EXPENSE LIMITATION

   TAM has entered into an expense limitation agreement with the Trust on behalf of certain Portfolios, pursuant to which TAM has agreed to reimburse a Portfolio's expenses whenever the Portfolio's total operating expenses exceed a certain percentage of the Portfolio's average daily net assets, excluding interest expense, brokerage commissions, any and all extraordinary, non-recurring expenses, such as expenses of litigation, and any and all expenses related to the organization of a particular series ("expense cap").

   Each expense limitation agreement continues automatically until May 1, 2017 unless TAM ceases to serve as investment adviser of the Portfolio.

   In addition, TAM or any of its affiliates may waive fees or reimburse expenses of the Transamerica Partners Money Market in order to avoid a negative yield. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Portfolio to TAM or its affiliates. There is no guarantee that the Portfolio will be able to avoid a negative yield.

   TAM has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Portfolio to a specified level. TAM also may contribute to the Portfolios from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

   The applicable expense caps for each of the Portfolios are listed in the following table.

       PORTFOLIO NAME                                        EXPENSE CAP
       --------------                                        -----------
       Transamerica Partners Balanced.......................    1.10%
       Transamerica Partners Core Bond......................    1.00%
       Transamerica Partners Inflation-Protected Securities.    1.00%
       Transamerica Partners Large Growth...................    1.25%
       Transamerica Partners Large Value....................    1.00%
       Transamerica Partners Money Market...................    0.80%

                             CONFLICTS OF INTEREST

   TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, "Transamerica"), including the entities and personnel who may be involved in the management, operations or distribution of the Portfolios are engaged in a variety of businesses and have interests other than that of managing the Portfolios. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the Portfolios and their investors.

   Transamerica manages or advises other funds and products in addition to the Portfolios (collectively, the "Other Accounts"). In some cases Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs the day-to-day management. Certain Other Accounts have investment objectives similar to those of the Portfolios and/or engage in transactions in the same types of securities and instruments as the Portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, and could have an adverse impact on the Portfolio's performance. Other Accounts may buy or sell positions while the Portfolios are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolios. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a Portfolio or may be adverse to a company or issuer in which the Portfolio has invested.

   The results of the investment activities of the Portfolios may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the Portfolios. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the Portfolios or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Portfolios.

   Transamerica and other financial service providers have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that would create incentives for them to promote the Portfolios. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. Transamerica will also benefit from increased amounts of assets under management. This differential in compensation may create a financial incentive on the part of Transamerica to recommend the Portfolios over other accounts or products or to effect transactions differently in the Portfolios as compared to other accounts or products. Transamerica has an interest in increasing Portfolio assets, including in circumstances when that may not be in the Portfolios' or their investors' interests.

   Transamerica and/or the Portfolios' sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Portfolios and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as "revenue sharing" arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Portfolios or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the Portfolios and Other Accounts on which fees are being charged.

   Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. TAM also acts as an investment adviser with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models may impact Transamerica's financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM's investment decisions and the design of the Other Accounts may be influenced by these factors. For example, the Other Accounts or the models being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

   TAM serves as investment advisor to and is responsible for the day-to-day investment advice and management of certain Other Accounts which operate as fund of funds and asset allocation accounts that invest in affiliated underlying Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of fund's/asset allocation account's assets among the underlying Other Accounts. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds/asset allocation accounts. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds/asset allocation accounts and to cause investments by funds of funds/asset allocation accounts in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM may have an incentive to allocate the fund of fund's/asset allocation account's assets to those underlying Other Accounts for which the net advisory fees payable to TAM are higher than the fees payable by other underlying Other Accounts or to those underlying Other Accounts for which an affiliate of TAM serves as the sub-adviser.

   TAM may have a financial incentive to implement certain changes to the Portfolios or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a Portfolio combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a Portfolio or Other Account having a higher net advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. TAM has a fiduciary duty to act in the best interests of a Portfolio and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a Portfolio or a Portfolio combination. Moreover, TAM's "manager of managers" exemptive order from the SEC requires shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a Portfolio (in the case of a new Portfolio, the initial sole shareholder of the Portfolio, typically an affiliate of Transamerica, may provide this approval).

   The aggregation of assets of multiple Portfolios or Other Accounts for purposes of calculating breakpoints in advisory or sub-advisory fees, as applicable, may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolios and their shareholders. Such aggregation of assets may create incentives for TAM to select sub-advisers where the selection may serve to lower a sub-advisory fee and possibly increase the advisory fee retained by TAM or may provide a disincentive for TAM to recommend the termination of a sub-adviser from a Portfolio if the termination may cause the sub-advisory fee payable by TAM to increase on a Portfolio or Other Account that aggregates its assets with the Portfolio. TAM is a fiduciary for shareholders in the Portfolios and must act in their best interests. As a fiduciary, TAM must put the interests of the Portfolios ahead of its own interests (or the interests of its affiliates), and must conduct the affairs of the Portfolios as would prudent and experienced money managers. Any decision by TAM to recommend the hiring, retention or termination of a sub-adviser for a Portfolio to the Portfolio's Board and, if required, Portfolio shareholders/investors, must serve the interests of shareholders in that Portfolio without taking into account any potential benefit or harm to any other Portfolio or Other Account or Transamerica.

                                 SUB-ADVISERS

   Each sub-adviser listed below serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of such respective Portfolio. Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by TAM and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment advice and recommendations for the Portfolio(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their respective Sub-Advisory Agreement, including compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

   Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular portfolio.

   Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the Portfolios. Securities frequently meet the investment objectives of one or all of these portfolios, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one Portfolio, or account rather than another is based on a number of factors as set forth in the sub-advisers' allocation procedures. The determining factors in most cases are the amounts available for investment by each Portfolio or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each Portfolio or account presently has in a particular industry.

   It is possible that at times identical securities will be held by more than one Portfolio or account. However, positions in the same issue may vary and the length of time that any Portfolio or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Portfolios, funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained or the amount of securities that may be purchased or sold by at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one Portfolio or account, the resulting participation in volume transactions could produce better executions for the portfolios. In the event more than one portfolio, Portfolio or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the Portfolio(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

   Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940.

   Aegon USA Investment Management, LLC, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.

SUBADVISER COMPENSATION

   TAM, not the Portfolios, pays the sub-advisers for their respective services.

   Each sub-adviser receives monthly or quarterly compensation from TAM at the annual rate of a specified percentage, indicated below, of a Portfolio's average daily net assets:

PORTFOLIO                               SUB-ADVISER               SUB-ADVISORY FEE
---------                           -------------------- ------------------------------------

Transamerica Partners Balanced      Aegon USA Investment 0.12% of the first $1 billion
Transamerica Partners Core Bond     Management, LLC      0.05% in excess of $1 billion/(1)/

Transamerica Partners Inflation-    BlackRock Financial  0.15% of the first $100 million
  Protected Securities              Management, Inc.     0.10% over $100 million up to
                                                         $250 million
                                                         0.05% in excess of $250 million*

Transamerica Partners Large Value   AJO, LP              0.30% of the first $250 million
                                                         0.20% over $250 million up to
                                                         $500 million
                                                         0.15% over $500 million up to
                                                         $1 billion
                                                         0.125% in excess of $1 billion/(2)/

Transamerica Partners Money Market  Aegon USA Investment 0.05%
                                    Management, LLC

PORTFOLIO                           SUB-ADVISER             SUB-ADVISORY FEE
---------                           ----------- -----------------------------------------

Transamerica Partners Large Growth  Jennison    0.40% of the first $300 million
                                    Associates  0.35% over $300 million up to $500
                                    LLC         million
                                                0.25% over $500 million up to $1 billion
                                                0.22% in excess of $1 billion/(3)/

Transamerica Partners Large Growth  Wellington  0.25% of the first $150 million
                                    Management  0.22% over $150 million up to
                                    Company,    $650 million up to $1.15 billion
                                    LLP         0.175% in excess of $1.15 billion/(4)/

Transamerica Partners Balanced      J.P. Morgan 0.25%/(5)/
                                    Investment
                                    Management
                                    Inc.

-------------
* The sub-adviser receives compensation, calculated monthly and paid quarterly, from TAM.
1.The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with other Transamerica mutual funds sub-advised by Aegon USA Investment Management, LLC in the core fixed income strategy.
2.The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners Large Core Portfolio, also sub-advised by AJO, LP.
3.The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with other Transamerica funds and the portion of the assets of Transamerica Partners Large Growth Portfolio that are all sub-advised by Jennison Associates LLC.
4.The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica US Growth, Transamerica WMC US Growth VP, Transamerica WMC US Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management Company LLP.
5.The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica JPMorgan Enhanced Index VP, and the portion of the assets of Transamerica Multi-Managed Balanced VP and Transamerica Multi-Managed Balanced that are sub-advised by J.P. Morgan Investment Management Inc.

SUB-ADVISORY FEES PAID

   The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the last three fiscal years.

 -                                               2014       2013       2012
 -----------------------------------------------------------------------------
 Transamerica Partners Balanced Portfolio..... $[      ] $  227,515 $  216,523
 -----------------------------------------------------------------------------
 Transamerica Partners Core Bond Portfolio.... $[      ] $1,401,920 $1,466,390
 -----------------------------------------------------------------------------
 Transamerica Partners Inflation-Protected
   Securities Portfolio....................... $[      ] $  332,735 $  351,531
 -----------------------------------------------------------------------------
 Transamerica Partners Large Growth Portfolio. $[      ] $2,374,650 $2,517,876
 -----------------------------------------------------------------------------
 Transamerica Partners Large Value Portfolio.. $[      ] $1,660,891 $1,640,421
 -----------------------------------------------------------------------------
 Transamerica Partners Money Market Portfolio. $[      ] $  389,558 $  462,061

                         PORTFOLIO MANAGER INFORMATION

   Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the Portfolio that invests in a Portfolio beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

                            ADMINISTRATIVE SERVICES

   TAM provides administrative services to the Transamerica Partners Portfolios pursuant to the Investment Advisory Agreement with the Portfolios. TAM provides each Portfolio with certain administrative services, including: maintaining records, and registering and qualifying each Portfolio's units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Portfolio; maintaining liaison with the agents employed by each Portfolio such as the custodian; assisting each Portfolio in the coordination of such agents' activities; and permitting TAM's employees to serve as officers, managing board members, and committee members of the Portfolios without cost to the Portfolios. The agreement provides that TAM may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Transamerica Partners Portfolios (with the vote of each being in proportion to its interest). The agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                                   CUSTODIAN

   State Street performs certain back office services to support TAM and its affiliates. State Street's address is One Lincoln Street, Boston, MA 02111.

   State Street serves as the Trust's custodian.

   State Street, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Portfolios and makes disbursements on behalf of the Portfolios. State Street neither determines the Portfolios' investment policies nor decides which securities the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Portfolios' securities lending agent and in that case would receive a share of the income generated by such activities.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116 serves as the independent registered public accounting firm to Transamerica Partners Portfolios.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF INTERESTS IN TRANSAMERICA PARTNERS PORTFOLIOS

   Beneficial interests in the Portfolios described in this SAI are currently being offered by TCI to MONY for allocation to the appropriate Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This SAI does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

   The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

   Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

   An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

   The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

                           UNIT VALUE DETERMINATION

   MONY determines the unit value of each Subaccount each day on which the New York Stock Exchange ("NYSE") is open for business. The unit value is not determined in days when the NYSE is closed (generally, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

   Units of each Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Subaccount are invested. Therefore, the valuation of units in the Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

   As stated above, beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.

                         HOW SHARE PRICE IS DETERMINED

   The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request in good order by us.

WHEN SHARE PRICE IS DETERMINED

   The NAV of all Portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Portfolio does not price its shares (therefore, the value of a Portfolio's foreign securities may change on days when shareholders will not be able to buy or sell shares of the Portfolios).

   Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

HOW NAV IS CALCULATED

   The NAV of each Portfolio is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio that are then outstanding.

   The Board of Trustees has approved procedures to be used to value the Portfolios' securities for the purpose of determining the Portfolios' NAV. The valuation of the securities of the Portfolios is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of Portfolio securities, the Board has delegated certain valuation functions for the Portfolios to TAM.

   In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The prices that the Portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

   When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

   Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV.

                                   BROKERAGE

   Subject to policies established by the Board and TAM, each Portfolio's sub-adviser is primarily responsible for placement of a Portfolio's securities transactions. In placing orders, it is the policy of a Portfolio for a sub-adviser to use its best efforts to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, each sub-adviser, having in mind the Portfolio's best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and
(ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities

   Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a Portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to seek to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all Portfolio transactions. In doing so, a Portfolio may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

   There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, "services") from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the Portfolio's transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective Portfolio. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the Portfolio, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

   In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act and the SEC's interpretive guidance thereunder, a sub-adviser may cause a Portfolio to pay a broker-dealer that provides "brokerage and research services" (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a Portfolio.

   A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the Portfolio on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Portfolio do not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

   A sub-adviser to a Portfolio, to the extent consistent with the best execution and with TAM's usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by a Portfolio be used to pay expenses that would otherwise be borne by any other Portfolio in the Trust, or by any other party. These commissions are not used for promoting or selling Portfolio shares or otherwise related to the distribution of Portfolio shares.

   Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

   The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

BROKERAGE COMMISSIONS PAID

   The following Portfolios paid the aggregate brokerage commissions indicated for the last three fiscal years:

PORTFOLIO NAME                                                     2014      2013     2012
--------------------------------------------------------------------------------------------
Transamerica Partners Balanced Portfolio....................... $   22,023 $ 50,230 $ 82,609
--------------------------------------------------------------------------------------------
Transamerica Partners Core Bond Portfolio...................... $   55,570 $213,375 $372,540
--------------------------------------------------------------------------------------------
Transamerica Partners Inflation-Protected Securities Portfolio. $   33,721 $ 26,821 $ 33,952
--------------------------------------------------------------------------------------------
Transamerica Partners Large Growth Portfolio................... $1,102,271 $340,231 $449,836
--------------------------------------------------------------------------------------------
Transamerica Partners Large Value Portfolio.................... $  390,682 $470,310 $339,578
--------------------------------------------------------------------------------------------
Transamerica Partners Money Market Portfolio................... $        0 $      0 $      0
--------------------------------------------------------------------------------------------

AFFILIATED BROKERS

   There were no brokerage commissions paid to affiliated brokers for the fiscal year ended December 31, 2014.

                    BROKERAGE COMMISSIONS PAID FOR RESEARCH

   The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2014.

                                                              PAID AS OF
                                                             DECEMBER 31,
       PORTFOLIO NAME                                            2014
       Transamerica Partners Balanced Portfolio.............  $   3,082
       Transamerica Partners Core Bond......................  $      --
       Transamerica Partners Inflation-Protected Securities.  $      --
       Transamerica Partners Large Growth Portfolio.........  $ 211,759
       Transamerica Partners Large Value....................  $      --
       Transamerica Partners Money Market...................  $      --

   The estimates are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the Portfolios' commission recapture program equals total research commissions. USD transactions executed at commission rates below $0.02 per share, non-USD developed market transactions executed at 8 basis points and below and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

SECURITIES OF REGULAR BROKER DEALERS

   During the fiscal year ended December 31, 2014, the Portfolios purchased securities issued by the following regular broker-dealers of the Portfolios, which had the following values as of December 31, 2014.

                                                      CREDIT
                                                      SUISSE     DEUTSCHE     GOLDMAN      J.P.                     SG
                  BANK OF    BARCLAYS               SECURITIES     BANK        SACHS      MORGAN      MORGAN     AMERICAS
                  AMERICA    CAPITAL,   CITIGROUP,    (USA)     SECURITIES,   GROUP,    SECURITIES,  STANLEY &  SECURITIES
PORTFOLIO NAME  CORPORATION    INC.        INC.        LLC         INC.        INC.        INC.      CO., INC.     LLC
---------------------------------------------------------------------------------------------------------------------------
Transamerica
 Partners
 Balanced
 Portfolio..... $ 2,316,000 $   537,000 $ 1,965,000 $ 1,115,000     $0      $         0 $ 1,539,000 $ 2,009,000 $        0
---------------------------------------------------------------------------------------------------------------------------
Transamerica
 Partners Core
 Bond
 Portfolio..... $17,104,000 $12,406,000 $12,468,000 $ 7,003,000     $0      $13,996,000 $38,386,000 $31,605,000 $2,328,000
---------------------------------------------------------------------------------------------------------------------------
Transamerica
 Partners
 Large
 Growth
 Portfolio..... $         0 $         0 $         0 $         0     $0      $         0 $         0 $ 7,520,000 $        0
---------------------------------------------------------------------------------------------------------------------------
Transamerica
 Partners
 Large Value
 Portfolio..... $         0 $         0 $24,901,000 $         0     $0      $ 6,396,000 $31,808,000 $ 2,894,000 $        0
---------------------------------------------------------------------------------------------------------------------------
Transamerica
 Partners
 Money
 Market
 Portfolio..... $         0 $18,900,000 $         0 $21,000,000     $0      $20,000,000 $19,926,000 $         0 $        0
---------------------------------------------------------------------------------------------------------------------------

                 STATE
                 STREET     UBS        US BANK     WELLS
                  BANK   SECURITIES   NATIONAL    FARGO &
PORTFOLIO NAME   CORP.      LLC      ASSOCIATION    CO.
-----------------------------------------------------------
Transamerica
 Partners
 Balanced
 Portfolio..... $459,000 $   649,000 $         0 $2,322,000
-----------------------------------------------------------
Transamerica
 Partners Core
 Bond
 Portfolio..... $833,000 $15,485,000 $         0 $7,237,000
-----------------------------------------------------------
Transamerica
 Partners
 Large
 Growth
 Portfolio..... $      0 $         0 $         0 $        0
-----------------------------------------------------------
Transamerica
 Partners
 Large Value
 Portfolio..... $      0 $         0 $         0 $        0
-----------------------------------------------------------
Transamerica
 Partners
 Money
 Market
 Portfolio..... $      0 $         0 $35,000,000 $        0
-----------------------------------------------------------

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

PRINCIPAL SHAREHOLDERS OF THE PORTFOLIOS

   As of April 1, 2015, Transamerica Financial Life Insurance Company, Inc. ("TFLIC"). Transamerica Asset Management Collective Investment trust ("TAM CIT") and Diversified Investment Advisors Collective Trust ("DIA CIT"), each at 440 Mamaroneck Avenue, Harrison, New York, NY 10528 owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of TFLIC or funds in Diversified Investment Advisors Collective Trust):

             NAME                            TFLIC  DIA CIT TAM CIT
             ----                            -----  ------- -------
             Balanced....................... 37.70%   2.12%    --%
             Core Bond...................... 12.46%  25.49%  4.53%
             Inflation-Protected Securities. 11.22%  12.06%  4.42%
             Large Growth................... 42.40%  13.52%  2.50%
             Large Value.................... 39.16%  13.26%  4.51%
             Money Market...................  3.47%   8.63%  0.03%

CONTROL PERSONS

   Any shareholder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling a Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the Portfolio without the consent or approval of the other shareholders.

CONTROL PERSONS OF THE PORTFOLIOS

   Transamerica Financial Life Insurance Company is organized in New York and is wholly owned by Aegon USA, LLC, which is wholly owned by Aegon U.S. Holding Corporation, which is wholly owned by Transamerica Corporation, which is wholly owned by The Aegon Trust.

   As of April 1, 2015, the shareholders who held beneficially 25% or more of a Portfolio were as follows: Unless otherwise noted, the address of each investor is c/o TAM, 4600 S. Syracuse Street., Suite 1100, Denver, Colorado 80237.

                                                                                               PERCENT
NAME & ADDRESS                                                  PORTFOLIO NAME                  OWNED
--------------                                    -------------------------------------------- -------
TAP Balanced Fund                                 Transamerica Partners Balanced Portfolio      56.4%
TAP Variable Balanced Subaccount                  Transamerica Partners Balanced Portfolio      34.9%
  440 Mamaroneck Avenue
  Harrison, NY 10528
TAP Institutional Core Bond Fund                  Transamerica Partners Core Bond Portfolio     29.3%
TAP Core Bond Fund                                Transamerica Partners Core Bond Portfolio     28.1%
TAP Inflation Protected Securities Fund           Transamerica Partners Inflation Protected     42.8%
                                                  Securities Portfolio
TAP Institutional Inflation Protected Securities  Transamerica Partners Inflation Protected     29.4%
  Fund                                            Securities Portfolio
TAP Large Growth Fund                             Transamerica Partners Large Growth            29.3%
                                                  Portfolio
TAP Large Value Fund                              Transamerica Partners Large Value Portfolio   31.5%
TAP Money Market Fund                             Transamerica Partners Money Market            59.9%
                                                  Portfolio
TAP Institutional Money Market Fund               Transamerica Partners Money Market            30.2%
                                                  Portfolio

MANAGEMENT OWNERSHIP

   As of April 1, 2015, the Trustees and officers as a group owned less than 1% of each Portfolio's outstanding shares.

          FURTHER INFORMATION ABOUT THE TRUST AND PORTFOLIO INTERESTS

   Transamerica Partners Portfolios is organized as a trust under the law of the State of New York. Under Transamerica Partners Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series.

   Series. Currently, there are sixteen active series of Transamerica Partners Portfolios, although additional series may be established from time to time. A holder's interest in a Portfolio, as a series of a Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features or terminate any series, combine series with other series in the Trust.

   Issuance and Redemption of Interests. Each Portfolio may issue an unlimited amount of interests in the Portfolio for such consideration and on such terms as the Trustees may determine. Investors are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Portfolio may require a decrease of or a complete withdrawal of an investor's interest in the Portfolio upon certain conditions as may be determined by the Trustees.

   Disclosure of Investor Holdings. The Declaration of Trust of Transamerica Partners Portfolios specifically requires investors, upon demand, to disclose to a Portfolio information with respect to the direct and indirect ownership of interests in order to comply with various laws or regulations, and a Portfolio may disclose such ownership if required by law or regulation.

   Voting. The Declaration of Trust of Transamerica Partners Portfolios provides for voting by holders of beneficial interests as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with New York law, actions by the Trustees without seeking the consent of holders. The Trustees may, without approval of interest holders, amend a Trust's Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, or terminate the Trust or any series.

   The Portfolios are not required to hold an annual meeting of interest holders, but will call special meetings of holders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declaration of Trust provides that each holder is entitled to a vote in proportion to the amount of its investment in each Portfolio. All holders of all series of the Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.

   Election and Removal of Trustees. The Declaration of Trust of Transamerica Partners Portfolios provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the holders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by holders at a meeting at which a quorum is present. The Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of holders holding two-thirds of the interests in the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

   Amendments to the Declaration of Trust. The Trustees are authorized to amend the Declaration of Trust without the vote of interest holders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been holders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

   Interest holder, Trustee and Officer Liability. The Declaration of Trust provides that interest holders are not personally liable for the obligations of a Portfolio and requires the Portfolio to indemnify a holder against any loss or expense arising from any such liability. In addition, a Portfolio will assume the defense of any claim against a holder for personal liability at the request of the holder. The Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its interest holders, for any act, omission, or obligation of the Trust. The Declaration of Trust also permits the limitation of a Trustee's liability to the full extent permitted by law. The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

   The Declaration of Trust provides that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

   Derivative Actions. The Declaration of Trust provides a detailed process for the bringing of derivative actions by interest holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Portfolio or its interest holders as a result of spurious holder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Portfolio's Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Portfolio. The Declaration of Trust further provides that holders owning at least 5% of the interests in the affected Portfolio must join in bringing the derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Portfolio in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the holders bringing the action may be responsible for the Portfolio's costs, including attorneys' fees.

   The Declaration of Trust further provides that a Portfolio shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining holder only if required by law, and any attorneys' fees that the Portfolio is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust requires that actions by holders against a Portfolio be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including (S) 202.70 thereof. The Declaration of Trust also requires that the right to jury trial be waived to the full extent permitted by law.

                                     TAXES

                          TAXATION OF THE PORTFOLIOS

   Federal Taxation of the Portfolios: Under interpretations of the Internal Revenue Service, the Trust expects that each Portfolio will be treated for federal income tax purposes as a partnership that is not a publicly traded partnership. If a Portfolio is treated for tax purposes as a partnership as expected, it will not be subject to federal income taxation. Instead, each Portfolio will take into account, in computing its federal income tax liability, its share of the income, gains, losses, deductions, credits and tax preference items of each portfolio in which it invests, without regard to whether it has received any cash distributions from the portfolio.

   Foreign Withholding Taxes: Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Portfolio at the close of any taxable year consist of stock or securities of foreign corporations, that Portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Portfolio for that taxable year. If at least 50% of a Portfolio's total assets at the close of each quarter of a taxable year consist of interests in other registered investment companies ("RICs"), the Portfolio may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the Portfolio for that taxable year. If a Portfolio so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to dividends and distributions), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

   The Portfolios (other than the Transamerica Partners International Equity Portfolio) do not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by the Portfolios, with the result that shareholders in such Portfolios will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes. It is impossible to determine a Portfolio's effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.

   Certain State Taxation: Transamerica Partners Portfolios is organized as a New York trust. Transamerica Partners Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain investors in a Portfolio does not cause that Portfolio to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                             TAXATION OF INVESTORS

   An investor in a Portfolio must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether the investor has received any cash distributions from the Portfolio.

   Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the adjusted basis of the investor's interest in the Portfolio prior to the distribution, (2) income or gain may be realized if the investor receives a disproportionate distribution of any unrealized receivables held by the Portfolio, and (3) loss may be recognized if the distribution is in liquidation of the investor's entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income from the Portfolio and by such investor's share of Portfolio debt, decreased by the amount of any cash and the basis of any property distributed to that investor from the Portfolio, and further decreased by the investor's share of losses from the Portfolio.

   Each Portfolio's taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.

   Each Portfolio expects that investors that seek to qualify as RICs under the Code will be able to look through to their proportionate shares of the assets and income of such Portfolio for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Portfolio.

   There are certain tax issues that will be relevant to only certain of the investors, such as investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

   The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of MONY appearing in Appendix F have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 569 Brookwood Village, Suite 851, Birmingham, Alabama 35209.

   The financial statements of Keynote as of December 31, 2014 appearing in Appendix F have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are included herein in reliance on the report of Ernst & Young LLP given upon the authority of said firm as experts in accounting and auditing. Ernst & Young LLP is located at 200 Clarendon Street Boston, Massachusetts 02116.

   The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                      APPENDIX A - PROXY VOTING POLICIES

                     AEGON USA INVESTMENT MANAGEMENT, LLC

                  COMPLIANCE MANUAL SECURITIES VOTING POLICY

1. INTRODUCTION

   Aegon USA Investment Management, LLC ("AUIM") votes on behalf of all client accounts for which it has the requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client, in which case AUIM will vote such securities within the parameters of such guidelines.

   AUIM primarily manages client portfolios of debt securities and does not function to a significant extent, as a manager of equity securities. For most clients, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g. board of directors matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM's fixed income invested clients receive equity securities resulting from the restructure of debt security investments or other special situations. In addition, AUIM does manage several mutual funds, the investment strategy of which involves investments in exchange traded funds ("ETFs"). These ETFs are equity securities and have traditional proxies associated with them.

2. STATEMENT OF POLICY

   It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

   Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

   It is the responsibility of each AUIM personnel with authority to vote client securities to be aware of and vote client securities in accordance with this Policy. The Chief Compliance Officer and/or his designee is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Risk and Control Committee (as that term is defined in the Code of Ethics) for their consideration.

3. USE OF INDEPENDENT THIRD PARTY

   Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an "Independent Third Party") to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM considers the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

4. CONFLICTS OF INTEREST BETWEEN AUIM AND CLIENTS

   AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM takes one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

    a. Vote in accordance with the recommendation of the Independent Third
       Party;

    b. Obtain the guidance of the client(s) whose account(s) is/are involved in the conflict;

    c. Obtain the review of the General Counsel of AUIM, or

    d. Vote in strict accordance with the Guidelines.

5. PROVISION OF THE POLICY TO CLIENTS

   AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.

   At a client's request, AUIM will make available information with respect to how AUIM voted that particular client's securities.

Effective: October 5, 2004
Revised: January 31, 2008
Revised: February 3, 2010
Revised: May 10, 2012

                     AEGON USA INVESTMENT MANAGEMENT, LLC

                           SECURITIES VOTING POLICY

                                  APPENDIX A

SECURITIES VOTING POLICY GUIDELINES

   The following is a concise summary of AUIM's securities voting policy guidelines.

1. AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

   . An auditor has a financial interest in or association with the company, and is therefore not independent,

   .  Fees for non-audit services are excessive, or

   . There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

   Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

   Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.

   Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.

DUAL-CLASS STOCK

   Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.

   Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:

   . It is intended for financing purposes with minimal or no dilution to current shareholders

   . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

   .  Purchase price is at least 85 percent of fair market value

   .  Offering period is 27 months or less, and

   .  Potential voting power dilution (VPD) is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

SHAREHOLDER PROPOSALS ON COMPENSATION

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                    AJO, LP

OVERVIEW

   ARONSON JOHNSON ORTIZ (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

   Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO's fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

   AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO's quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest (see "Conflicts of Interest," below).

   In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST

   Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy voting service

RECORD-KEEPING

   AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE

   Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

   AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

                     BLACKROCK FINANCIAL MANAGEMENT, INC.

SUMMARY OF PROXY VOTING POLICY

   BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Portfolios. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

   BlackRock votes (or refrains from voting) proxies for each Portfolio in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Portfolio. In some cases, BlackRock may determine that it is in the best economic interests of a Portfolio to refrain from exercising the Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

   BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Portfolio. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Portfolio, the Portfolio's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

   A full listing of BlackRock's proxy voting policies and guidelines can be found at www.blackrock.com.

                            JENNISON ASSOCIATES LLC

PROXY VOTING POLICY SUMMARY

   Conflicts of interest may also arise in voting proxies. Jennison Associates LLC ("Jennison") has adopted a proxy voting policy to address these conflicts.

   Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

   In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

   In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor's recommendation does not dictate the actual voting instructions nor Jennison's Guidelines. The proxy voting vendor will cast votes in accordance with Jennison's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client's Guidelines.

   In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., "wrap") where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison's guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

   For securities on loan pursuant to a client's securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

   It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

   These procedures are intended to provide Jennison with the reasonable assurance that all clients' accounts are being treated fairly so that no one client's account is systematically advantaged.

                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

                    PROXY VOTING PROCEDURES AND GUIDELINES

PART I: JPMORGAN ASSET MANAGEMENT GLOBAL

PROXY VOTING PROCEDURES

A. OBJECTIVE

   As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

   These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. PROXY COMMITTEE

   To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C. THE PROXY VOTING PROCESS

   JPMAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMAM investment professionals with public companies' proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.

   Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

   Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

   In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

   In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.

D. MATERIAL CONFLICTS OF INTEREST

   The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

   Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM's voting decision.

E. ESCALATION OF MATERIAL CONFLICTS OF INTEREST

   When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

   Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

   .  removing certain JPMAM personnel from the proxy voting process;

   . "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

   . voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

   . deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

   The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. RECORDKEEPING

   JPMAM is required to maintain in an easily accessible place for seven
(7) years all records relating to the proxy voting process. Those records include the following:

   .  a copy of the JPMAM Proxy Voting Procedures and Guidelines;

   .  a copy of each proxy statement received on behalf of JPMAM clients;

   .  a record of each vote cast on behalf of JPMAM client holdings;

   . a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

   . a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

   . a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

   It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

   Exhibit A

   .  JPMorgan Chase Bank , NA

   .  J.P. Morgan Asset Management (UK) Limited

   .  J.P. Morgan Investment Management Inc.

   .  JF Asset Management Limited

   .  JF Asset Management (Singapore) Limited

   .  JF International Management Inc.

   .  J.P. Morgan Private Investments, Inc.

   .  Security Capital Research & Management Incorporated

   .  Bear Stearns Asset Management

PART II: PROXY VOTING GUIDELINES

   JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

   JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

   In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

PART II.A: NORTH AMERICA PROXY VOTING

1A. UNCONTESTED DIRECTOR ELECTIONS

   Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

    1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

    2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

    3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating Committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies; or

    4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

    5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

    6) WITHHOLD from directors who unilaterally adopt a litigation fee-shifting by-law without shareholder approval. In addition, vote case-by-case on proposals to add litigation fee-shifting arrangements to the by-laws.

    7) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent, In the case of a controlled company, vote case-by case on the directors.

    8) WITHHOLDING from directors who are CEOs of publicly traded companies who serve on more than three public boards and all other directors who serve on more than four public boards.

    9) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

    10)WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls.

    11)WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

   We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

1B. CEO VOTES

   Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

1C. PROXY ACCESS

2015

   Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders' ability to nominate candidates for directors, as long as the minimum threshold of share ownership is 5%(DEFINED AS EITHER A SINGLE SHAREHOLDER OR GROUP OF SHAREHOLDERS) and the minimum holding period of share ownership is 3 years. GENERALLY, WE WILL OPPOSE PROPOSALS WHICH RESTRICT SHARE OWNERSHIP THRESHOLDS TO A SINGLE SHAREHOLDER.

2. PROXY CONTESTS

2A. ELECTION OF DIRECTORS

   Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2B. REIMBURSE PROXY SOLICITATION EXPENSES

   Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.

3. RATIFICATION OF AUDITORS

   Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

   Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

   Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

   Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. PROXY CONTEST DEFENSES

4A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

   Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

    1) Majority of board composed of independent directors,

    2) Nominating committee composed solely of independent directors,

    3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

    4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

    5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

    6) Absence of superior voting rights for one or more classes of stock,

    7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

    8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

   Vote against proposals that provide that directors may be removed only for cause.

   Vote for proposals to restore shareholder ability to remove directors with or without cause.

   Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4C. CUMULATIVE VOTING

   Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

    1) Annually elected board,

    2) Majority of board composed of independent directors,

    3) Nominating committee composed solely of independent directors,

    4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

    5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

    6) Absence of superior voting rights for one or more classes of stock,

    7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

    8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

   Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

   Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

   We generally vote against proposals to allow or facilitate shareholder action by written consent.

4F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

   Vote for proposals that seek to fix the size of the board.

   Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. TENDER OFFER DEFENSES

5A. POISON PILLS

   Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

   Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

   Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

   If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5B. FAIR PRICE PROVISIONS

   Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5C. GREENMAIL

   Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

5D. UNEQUAL VOTING RIGHTS

   Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

   Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5E. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

   Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

   Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

   Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

   Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. MISCELLANEOUS BOARD PROVISIONS

6A. SEPARATE CHAIRMAN AND CEO POSITIONS

   We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

   . Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

       (1)Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

       (2)Serves as liaison between the chairman and the independent directors,

       (3)Approves information sent to the board,

       (4)Approves meeting agendas for the board,

       (5)Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

       (6)Has the authority to call meetings of the independent directors, and

       (7)If requested by major shareholders, ensures that he is available for consultation and direct communication;

   .  2/3 of independent board;

   .  All-independent key committees;

   .  Committee chairpersons nominated by the independent directors;

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   .  CEO performance is reviewed annually by a committee of outside directors;
      and

   .  Established governance guidelines.

   Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6B. LEAD DIRECTORS AND EXECUTIVE SESSIONS

   In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6C. MAJORITY OF INDEPENDENT DIRECTORS

   We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

   Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

   Generally vote for shareholder proposals asking for a 2/3 independent board.

6D. STOCK OWNERSHIP REQUIREMENTS

   Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and/or pledging of securities has occurred.

6E. TERM OF OFFICE

   Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

   Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

   Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

   Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

   Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

6G. BOARD SIZE

   Vote for proposals to limit the size of the board to 15 members.

6H. MAJORITY VOTE STANDARD

   We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7. MISCELLANEOUS GOVERNANCE PROVISIONS

7A. INDEPENDENT NOMINATING COMMITTEE

   Vote for the creation of an independent nominating committee.

7B. CONFIDENTIAL VOTING

   Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

   Vote for management proposals to adopt confidential voting.

7C. EQUAL ACCESS

   Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7D. BUNDLED PROPOSALS

   Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7E. CHARITABLE CONTRIBUTIONS

   Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7F. DATE/LOCATION OF MEETING

   Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

7G. INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD

   Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7H. ADJOURN MEETING IF VOTES ARE INSUFFICIENT

   Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7I. OTHER BUSINESS

   Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.

7J. DISCLOSURE OF SHAREHOLDER PROPONENTS

   Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7K. EXCLUSIVE VENUE

   Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8. CAPITAL STRUCTURE

8A. COMMON STOCK AUTHORIZATION

   Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

   Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

   Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

8C. REVERSE STOCK SPLITS

   Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

   Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8D. BLANK CHECK PREFERRED AUTHORIZATION

   Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

   Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

   Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

8E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

   Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8F. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

   Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8G. RESTRUCTURINGS/RECAPITALIZATIONS

   Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

   Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

   Change in Control -- Will the transaction result in a change in control of the company?

   Bankruptcy -- Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8H. SHARE REPURCHASE PROGRAMS

   Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8I. TARGETED SHARE PLACEMENTS

   These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital Portfolio or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. EXECUTE AND DIRECTOR COMPENSATION

9A. STOCK-BASED INCENTIVE PLANS

   Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

   In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

   Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

9A. STOCK-BASED INCENTIVE PLANS

   For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9B. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

   Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.

9C. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

   Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

   Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

   Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9D. SAY ON PAY -- ADVISORY VOTE

   Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

   Where the company's Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

   In the case of externally-managed REITs, generally abstain from the advisory vote as there is a lack of transparency in both compensation structure and payout.

SAY ON PAY -- FREQUENCY

   JPMAM will review compensation versus long/term performance on an annual basis.

9E. GOLDEN AND TIN PARACHUTES

   Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

   Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure ("double-triggered"). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

   Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9F. 401(K) EMPLOYEE BENEFIT PLANS

   Vote for proposals to implement a 401(k) savings plan for employees.

9G. EMPLOYEE STOCK PURCHASE PLANS

   Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

   Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee's contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9H. OPTION EXPENSING

   Generally, vote for shareholder proposals to expense fixed-price options.

9I. OPTION REPRICING

   In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9J. STOCK HOLDING PERIODS

   Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9K. TRANSFERABLE STOCK OPTIONS

   Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9L. RECOUP BONUSES

   Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

9M. TWO TIERED COMPENSATION

   Vote against proposals to adopt a two tiered compensation structure for board directors.

10. INCORPORATION

10A. REINCOPORATION OUTSIDE OF THE UNITED STATES

   Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10B. VOTING ON STATE TAKEOVER STATUES

   Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10C. VOTING ON REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. MERGERS AND CORPORATE RESTRUCTURINGS

11A. MERGERS AND ACQUISITIONS

   Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION

   Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11C. CORPORATE RESTRUCTURING

   Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, "going private" proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11D. SPIN-OFFS

   Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11E. ASSET SALES

   Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11F. LIQUIDATIONS

   Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11G. APPRAISAL RIGHTS

   Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11H. CHANGING CORPORATE NAME

   Vote for changing the corporate name.

12. SOCIAL AND ENVIRONMENTAL ISSUES

   We believe that a company's environmental policies may have a long-term impact on the company's financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company's operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company's environmental policies and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

12A. MILITARY BUSINESS

   Vote case-by-case on defense issue proposals.

   Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12B. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT

   Vote case-by-case on proposals to endorse international labor organization code of conducts.

   Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12C. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, THE SUDAN AND BURMA

   Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

   Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12D. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

   Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

   Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12E. ANIMAL RIGHTS

   Vote case-by-case on proposals that deal with animal rights.

12F. PRODUCT INTEGRITY AND MARKETING

   Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

   Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

   Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

   Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12G. HUMAN RESOURCES ISSUES

   Vote case-by-case on proposals regarding human resources issues.

   Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12H. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA

   Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

   Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12I. HIGH RISK MARKETS

   Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in "high risk" markets, such as a terrorism-sponsoring state or otherwise.

12J. POLITICAL CONTRIBUTION

   Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

   Vote against proposals to publish the company's political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending.

13. FOREIGN PROXIES

   Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. PRE-SOLICITATION CONTACT

   From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

WHAT IS MATERIAL NON-PUBLIC INFORMATION?

   The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

    .  a pending acquisition or sale of a substantial business;

    . financial results that are better or worse than recent trends would lead one to expect;

    .  major management changes;

    .  an increase or decrease in dividends;

    .  calls or redemptions or other purchases of its securities by the company;

    .  a stock split, dividend or other recapitalization; or

    . financial projections prepared by the Company or the Company's representatives.

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

WHAT IS PRE-SOLICITATION CONTACT?

   Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

   Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

   It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

                      TRANSAMERICA ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TAM PROXY POLICY")

I. PURPOSE

   The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TAM's fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM'S ADVISORY ACTIVITIES

   TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the "Portfolios"). For most of the investment portfolios comprising the Portfolios, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Portfolio (the "Board"). TAM serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. SUMMARY OF THE TAM PROXY POLICY

   TAM delegates the responsibility to exercise voting authority with respect to securities held in the Portfolios' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. ("Glass Lewis") or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Portfolio (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS

   TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Portfolios in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

V. ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES

A. APPOINTMENT OF PROXY ADMINISTRATOR

   TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

B. INITIAL REVIEW

   1. The Proxy Administrator will collect from each Sub-Adviser:

    a) its Sub-Adviser Proxy Policy;

    b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

    c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Portfolio's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

   2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

    a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

    b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

    c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

   3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

   4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

   5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C. SUBSEQUENT REVIEW

   TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Portfolio. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

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D. RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER

   The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Portfolios. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Portfolio. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM EXERCISE OF PROXY VOTING AUTHORITY

A. USE OF INDEPENDENT THIRD PARTY

   If TAM is called upon to exercise voting authority on behalf of a Portfolio client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the "Independent Third Party"), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B. CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY

   If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Portfolio client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Portfolio in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM's proposed vote.

C. ASSET ALLOCATION PORTFOLIOS

   For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a "Portfolio of Portfolios", TAM will vote proxies in accordance with the recommendations of the Board(s) of the Portfolio(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Portfolio, TAM will seek Board (or Committee) consent with respect to TAM's proposed vote in accordance with the provisions of Section VI.B.

VII. CONFLICTS OF INTEREST BETWEEN TAM OR ITS AFFILIATES AND THE PORTFOLIOS

   The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Portfolios by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or
(ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. RECORDKEEPING

A. RECORDS GENERALLY MAINTAINED

   In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

      1. the TAM Proxy Voting Policy; and

      2. records of Portfolio client requests for TAM proxy voting information.

B. RECORDS FOR TAM EXERCISE OF PROXY VOTING AUTHORITY

   In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

      1. proxy statements received regarding matters it has voted on behalf of Portfolio clients;

      2. records of votes cast by TAM; and

      3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Portfolio clients or that memorialize the basis for such a decision.

   If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C. RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES

   The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

      1. each Sub-Adviser Proxy Policy; and

      2. the materials delineated in Article V above.

   If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D. TIME PERIODS FOR RECORD RETENTION

   All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. PROVISION OF TAM PROXY POLICY TO PORTFOLIO CLIENTS

   The Proxy Administrator will provide each Portfolio's Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: July 1, 2012

                      WELLINGTON MANAGEMENT COMPANY, LLP

                        GLOBAL PROXY VOTING GUIDELINES

INTRODUCTION

   Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

   These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

   Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

..  Election of Directors: Case-by-Case

   We believe that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

..  Classify Board of Directors: Against

   We will also vote in favor of shareholder proposals seeking to declassify boards.

..  Adopt Director Tenure/Retirement Age (SP): Against

..  Adopt Director & Officer Indemnification: For

   We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

..  Allow Special Interest Representation to Board (SP): Against

..  Require Board Independence: For

   We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

..  Require Key Board Committees to be Independent. For

   Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

..  Require a Separation of Chair and CEO or Require a Lead Director (SP):
   Case-by-Case

   We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

..  Approve Directors' Fees: For

..  Approve Bonuses for Retiring Directors: Case-by-Case

..  Elect Supervisory Board/Corporate Assembly: For

..  Elect/Establish Board Committee: For

..  Adopt Shareholder Access/Majority Vote on Election of Directors (SP):
   Case-by-Case

   We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

   Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

..  Adopt/Amend Stock Option Plans: Case-by-Case

..  Adopt/Amend Employee Stock Purchase Plans: For

..  Approve/Amend Bonus Plans: Case-by-Case

   In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

..  Approve Remuneration Policy: Case-by-Case

..  To approve compensation packages for named executive Officers: Case-by-Case

..  To determine whether the compensation vote will occur every1, 2 or 3 years:
   1 Year

..  Exchange Underwater Options: Case-by-Case

   We may support value-neutral exchanges in which senior management is ineligible to participate.

..  Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

   We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

.. To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

..  Shareholder Approval of Future Severance Agreements Covering Senior
   Executives (SP): Case-by-Case

   We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

..  Expense Future Stock Options (SP): For

..  Shareholder Approval of All Stock Option Plans (SP): For

..  Disclose All Executive Compensation (SP): For

REPORTING OF RESULTS

..  Approve Financial Statements: For

..  Set Dividends and Allocate Profits: For

..  Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

   We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

..  Ratify Selection of Auditors and Set Their Fees: Case-by-Case

   We will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

..  Elect Statutory Auditors: Case-by-Case

..  Shareholder Approval of Auditors (SP): For

SHAREHOLDER VOTING RIGHTS

..  Adopt Cumulative Voting (SP): Against

   We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

..  Shareholder Rights Plans: Case-by-Case

   Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

   We generally support plans that include:

..  Shareholder approval requirement

..  Sunset provision

.. Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

   Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

..  Authorize Blank Check Preferred Stock: Case-by-Case

   We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

..  Eliminate Right to Call a Special Meeting: Against

..  Establish Right to Call a Special Meeting or Lower Ownership Threshold to
   Call a Special Meeting (SP): Case-by-Case

..  Increase Supermajority Vote Requirement: Against

   We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

..  Adopt Anti-Greenmail Provision: For

..  Adopt Confidential Voting (SP): Case-by-Case

   We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

..  Remove Right to Act by Written Consent: Against

CAPITAL STRUCTURE

..  Increase Authorized Common Stock: Case-by-Case

   We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

..  Approve Merger or Acquisition: Case-by-Case

..  Approve Technical Amendments to Charter: Case-by-Case

..  Opt Out of State Takeover Statutes: For

..  Authorize Share Repurchase: For

..  Authorize Trade in Company Stock: For

..  Approve Stock Splits: Case-by-Case

   We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

..  Approve Recapitalization/Restructuring: Case-by-Case

..  Issue Stock with or without Preemptive Rights: Case-by-Case

..  Issue Debt Instruments: Case-by-Case

ENVIRONMENTAL AND SOCIAL ISSUES

   We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

..  Disclose Political and PAC Gifts (SP): Case-by-Case

..  Report on Sustainability (SP): Case-by-Case

MISCELLANEOUS

..  Approve Other Business: Against

..  Approve Reincorporation: Case-by-Case

..  Approve Third-Party Transactions: Case-by-Case

Dated: March 8, 2012

                      GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

   Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

   Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer industry and country or countries in which the issuer' business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

   Wellington Management:

    1. Votes client proxies for which clients have affirmatively delegated proxy voting authority in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

    2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

    3. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

   Investor and Counterparty Services ("ICS") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

USE OF THIRD-PARTY VOTING AGENT

   Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

RECEIPT OF PROXY

   If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

RECONCILIATION

   Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

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

RESEARCH

   In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

PROXY VOTING

   Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

.. Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are reviewed by ICS and voted in accordance with the Guidelines.

.. Issues identified as "case-by-case" in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

   Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines: and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

   MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES:
Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

   If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS

   In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING

   In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

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

SHARE BLOCKING AND RE-REGISTRATION

   Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS

   Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials ate not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

   ADDITIONAL INFORMATION: Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

   Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: January 1, 2015

                       APPENDIX B -- PORTFOLIO MANAGERS

In addition to managing the assets of each portfolio, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Portfolio's most recent fiscal year end, except as otherwise noted.

   AEGON USA INVESTMENT MANAGEMENT, LLC

TRANSAMERICA PARTNERS BALANCED PORTFOLIO

                           REGISTERED INVESTMENT OTHER POOLED INVESTMENT
                                 COMPANIES            VEHICLES              OTHER ACCOUNTS
                           -------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                     ASSETS                 ASSETS                 ASSETS
PORTFOLIO MANAGER          NUMBER    MANAGED     NUMBER     MANAGED      NUMBER    MANAGED
----------------------------------------------------------------------------------------------
Brian W. Westhoff, CFA       6    $3.11 billion    2      $665 million     19   $3.65 billion
----------------------------------------------------------------------------------------------
Rick Perry, CFA              6    $3.11 billion    2      $945 million     15   $42.47 billion
----------------------------------------------------------------------------------------------
Doug Weih, CFA               17   $20.19 billion   1      $857 million     3    $13.82 billion
----------------------------------------------------------------------------------------------

                                  Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with
    respect to which the advisory fee is based on the performance of the account.)
----------------------------------------------------------------------------------------------
Brian W. Westhoff, CFA       0          $0         0           $0          0          $0
----------------------------------------------------------------------------------------------
Rick Perry, CFA              0          $0         0           $0          0          $0
----------------------------------------------------------------------------------------------
Doug Weih, CFA               0          $0         0           $0          0          $0

TRANSAMERICA PARTNERS CORE BOND PORTFOLIO

                           REGISTERED INVESTMENT OTHER POOLED INVESTMENT
                                 COMPANIES            VEHICLES              OTHER ACCOUNTS
                           -------------------------------------------------------------------
---------------------------
                                     ASSETS                 ASSETS                 ASSETS
PORTFOLIO MANAGER          NUMBER    MANAGED     NUMBER     MANAGED      NUMBER    MANAGED
----------------------------------------------------------------------------------------------
Brian W. Westhoff, CFA       6    $1.82 billion    2      $665 million     19   $3.65 billion
----------------------------------------------------------------------------------------------
Rick Perry, CFA              6    $1.82 billion    2      $945 million     15   $42.47 billion
----------------------------------------------------------------------------------------------
Doug Weih, CFA               17   $18.90 billion   1      $857 million     3    $13.82 billion
----------------------------------------------------------------------------------------------

                                  Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with
    respect to which the advisory fee is based on the performance of the account.)
----------------------------------------------------------------------------------------------
Brian W. Westhoff, CFA       0          $0         0           $0          0          $0
----------------------------------------------------------------------------------------------
Rick Perry, CFA              0          $0         0           $0          0          $0
----------------------------------------------------------------------------------------------
Doug Weih, CFA               0          $0         0           $0          0          $0
----------------------------------------------------------------------------------------------

TRANSAMERICA PARTNERS MONEY MARKET PORTFOLIO

                         REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                              COMPANIES            VEHICLES                OTHER ACCOUNTS
                         ----------------------------------------------------------------------
 ------------------------                                                       ---------------
                                    ASSETS                  ASSETS                 ASSETS
 PORTFOLIO MANAGER       NUMBER     MANAGED     NUMBER      MANAGED     NUMBER     MANAGED
 ----------------------------------------------------------------------------------------------
 Brian Barnhart, CFA       2     $833 million     0           $0          8     $6.97 billion
 ----------------------------------------------------------------------------------------------
 Calvin Norris             3     $1.21 billion    0           $0          12    $15.41 billion
 ----------------------------------------------------------------------------------------------

                              Fee Based Accounts
 (The number of accounts and the total assets in the accounts managed by each portfolio manager with
 respect to which the advisory fee is based on the performance of the account.)
 ----------------------------------------------------------------------------------------------
 Brian Barnhart, CFA       0          $0          0           $0          0           $0
 ----------------------------------------------------------------------------------------------
 Calvin Norris             0          $0          0           $0          0           $0
 ----------------------------------------------------------------------------------------------

CONFLICT OF INTEREST

   AUIM individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Portfolios, AUIM manages separate accounts for institutions, individuals, as well a various affiliated entities, which could create the potential for conflicts of interest. AUIM recognizes its fiduciary obligation to treat all clients, including the Portfolios, fairly and equitably. AUIM mitigates the potential for conflicts between accounts through its trade aggregation and allocation policy and procedures. To facilitate the fair treatment among all our client accounts, AUIM does not consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM manages conflicts of interest between the Portfolios and other client accounts through compliance with AUIM's Code of Ethics, internal review processes, and senior management oversight.

COMPENSATION

   As of December 31, 2014, each portfolio manager's compensation is provided directly by the Portfolio's sub-adviser and not by the Portfolio. The portfolio manager's compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager's asset class, including the performance of the Portfolio's assets; leadership and communication with clients; assisting with the sub-adviser's strategic goals; and earning results from either Aegon USA or Aegon NV.

   The portfolio managers may also participate in the sub-adviser's deferred compensation plan, which is based on company performance factors, with payment after a three year vesting period, or may participate in a second sub-adviser's deferred compensation plan based on the same performance factors as the short term variable performance incentive but with payment after a four year vesting period (depending on level of employee).

OWNERSHIP OF SECURITIES

   As of December 31, 2014, the portfolio managers beneficially owned the dollar ranges shown below in shares of the Portfolios.

   AJO, LP ("AJO")

   A team of portfolio managers is responsible for the day-to-day supervision of the Transamerica Partners Large Core Portfolio and the Transamerica Partners Large Value Portfolio. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers, and Christopher J. W. Whitehead (the "AJO Team").

TRANSAMERICA PARTNERS LARGE VALUE PORTFOLIO

                     REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                          COMPANIES                 VEHICLES             OTHER ACCOUNTS
----------------------------------------------------------------------------------------------
                                 ASSETS                   ASSETS                  ASSETS
PORTFOLIO MANAGER    NUMBER      MANAGED      NUMBER      MANAGED     NUMBER      MANAGED
----------------------------------------------------------------------------------------------
    AJO Team           14     $3.80 billion     16     $3.79 billion    40     $8.85 billion
----------------------------------------------------------------------------------------------

                              Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with
respect to which the advisory fee is based on the performance of the account.)
----------------------------------------------------------------------------------------------
    AJO Team           1      $170 million      1       $84 million     47     $6.99 billion

COMPENSATION

   Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular Portfolios, or even firm-wide assets. Presently AJO has no deferred compensation arrangements.

CONFLICTS OF INTEREST

   It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolios alongside other accounts. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Portfolios and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts -- accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

   AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO's fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to AJO's most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO's Form ADV.

OWNERSHIP OF SECURITIES

   As of December 31, 2014, the portfolio manager(s) did not beneficially own any shares of the Portfolio(s).

   BLACKROCK FINANCIAL MANAGEMENT, INC. ("BLACKROCK")

TRANSAMERICA PARTNERS INFLATION-PROTECTED SECURITIES PORTFOLIO

                     REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                          COMPANIES                VEHICLES              OTHER ACCOUNTS
----------------------------------------------------------------------------------------------
                                 ASSETS                  ASSETS                   ASSETS
PORTFOLIO MANAGER    NUMBER      MANAGED      NUMBER     MANAGED      NUMBER      MANAGED
----------------------------------------------------------------------------------------------
Gargi Chaudhuri        11     $8.38 billion     4      $379 million     34     $18.64 billion
----------------------------------------------------------------------------------------------
Martin Hegarty         11     $8.38 billion     4      $379 million     34     $18.64 billion
----------------------------------------------------------------------------------------------

                              Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with
respect to which the advisory fee is based on the performance of the account.)
----------------------------------------------------------------------------------------------
Gargi Chaudhuri         0     $0                0      $0                3     $82 million
----------------------------------------------------------------------------------------------
Martin Hegarty          0     $0                0      $0                3     $82 million
----------------------------------------------------------------------------------------------

PORTFOLIO MANAGER COMPENSATION OVERVIEW

   The discussion below describes the Portfolio managers' compensation as of December 31, 2014.

   BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

BASE COMPENSATION

   Generally, portfolio managers receive base compensation based on their position with the firm.

DISCRETIONARY INCENTIVE COMPENSATION

   Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income portfolios is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts are: A combination of market-based indices (e.g., Barclays Capital US TIPS Index. Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.

PORTFOLIO MANAGER(S)   PORTFOLIOS MANAGED                  APPLICABLE BENCHMARKS
-----------------------------------------------------------------------------------------------
  Gargi Chaudhuri     Transamerica Partners  A combination of market-based indices (e.g.,
                      Inflation-Protected    Barclays Capital US TIPS Index, Barclays World
                      Securities Portfolio   Government Inflation Linked Bond Index), certain
                                             customized indices and certain Portfolio industry
                                             peer groups.
-----------------------------------------------------------------------------------------------

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION

   Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

   Long-Term Incentive Plan Awards: From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Chaudhuri has unvested long-term incentive awards.

   Deferred Compensation Program: A portion of the compensation paid to eligible United States based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

OTHER COMPENSATION BENEFITS

   In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

   Incentive Savings Plans: BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date funds that corresponds to, or is closest to, the year in which the participant attains age
65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. It should also be noted that Mr. Hegarty may be managing hedge funds and/or long only accounts, or may be part of a team managing hedge funds and/or long only accounts, subject to incentive fees. Mr. Hegarty may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.

   To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

OWNERSHIP OF SECURITIES

   As of December 31, 2014, the portfolio manager(s) did not beneficially own any shares of the Portfolio(s).

   JENNISON ASSOCIATES LLC ("JENNISON")

TRANSAMERICA PARTNERS LARGE GROWTH PORTFOLIO

----------------------------------------------------------------------------------------------
                            REGISTERED INVESTMENT OTHER POOLED INVESTMENT
                                  COMPANIES             VEHICLES             OTHER ACCOUNTS
                            ------------------------------------------------------------------
----------------------------
                                      ASSETS                  ASSETS                ASSETS
PORTFOLIO MANAGER           NUMBER    MANAGED     NUMBER      MANAGED     NUMBER    MANAGED
----------------------------------------------------------------------------------------------
Blair A. Boyer                5    $3.30 billion    1       $6 million      30   $4.67 billion
----------------------------------------------------------------------------------------------
Michael A. Del Balso*         10   $16.38 billion   5      $1.56 billion    5    $660 million
----------------------------------------------------------------------------------------------
Spiros "Sig" Segalas          16   $41.35 billion   4      $805 million     5    $2.13 billion
----------------------------------------------------------------------------------------------

                                 Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with
   respect to which the advisory fee is based on the performance of the account.)
----------------------------------------------------------------------------------------------
Blair A. Boyer                2    $2.55 billion    0           $0          0         $0
----------------------------------------------------------------------------------------------
Michael A. Del Balso          0          $0         0           $0          0         $0
----------------------------------------------------------------------------------------------
Spiros "Sig" Segalas          0          $0         0           $0          0         $0
----------------------------------------------------------------------------------------------

-------------
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

COMPENSATION

   Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager's total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

   Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager's overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

   The following primary quantitative factor is reviewed for the portfolio managers: one, three, five year and longer pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

   Performance for the composite of accounts that includes the Portfolio managed by the portfolio managers is measured against the Russell 1000 Growth Index.

   The qualitative factors reviewed for the portfolio managers may include:

.. The quality of the portfolio manager's investment ideas and consistency of the portfolio manager's judgment;

..  Historical and long-term business potential of the product strategies;

..  Qualitative factors such as teamwork and responsiveness; and

   Individual factors such as years of experience and responsibilities specific to the individual's role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation.

CONFLICTS OF INTEREST

   Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

   Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

..  Long only accounts/long-short accounts:

   Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

..  Multiple strategies:

   Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison's management of multiple accounts side-by-side.

.. Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

   Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison's affiliates may provide initial Portfolioing or otherwise invest in vehicles managed by Jennison. When an affiliate provides "seed capital" or other capital for a Portfolio, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that Portfolio. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing "seeded" accounts alongside "non-seeded" accounts can create an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, Jennison's affiliated investment advisers could allocate their asset allocation clients' assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

..  Non-discretionary accounts or models:

   Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

..  Higher fee paying accounts or products or strategies:

   Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from
   (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from
   (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

..  Personal interests:

   The performance of one or more accounts managed by Jennison's investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

   The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager's decisions, timing of investments, fees, expenses and cash flows.

   Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

.. Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

.. Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

.. Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

.. Jennison has adopted a code of ethics and policies relating to personal trading.

..  Jennison provides disclosure of these conflicts as described in its Form ADV.

OWNERSHIP OF SECURITIES

   As of December 31, 2014, the portfolio manager(s) did not beneficially own any shares of the Portfolio(s).

   J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JP MORGAN")

TRANSAMERICA PARTNERS BALANCED PORTFOLIO

                           REGISTERED INVESTMENT OTHER POOLED INVESTMENT
                                 COMPANIES             VEHICLES             OTHER ACCOUNTS
----------------------------------------------------------------------------------------------
                                     ASSETS                  ASSETS                ASSETS
PORTFOLIO MANAGER          NUMBER    MANAGED     NUMBER      MANAGED     NUMBER    MANAGED
----------------------------------------------------------------------------------------------
Aryeh Glatter                10   $7.72 billion    1      $278 million     2    $1.01 billion
----------------------------------------------------------------------------------------------
Steven G. Lee                10   $2.47 billion    0           $0          1     $205 million
----------------------------------------------------------------------------------------------
Tim Snyder, CFA              11   $3.30 billion    3      $1.16 billion    16   $9.49 billion
----------------------------------------------------------------------------------------------
Raffaele Zingone, CFA        24   $11.16 billion   3      $1.43 billion    19   $8.17 billion
----------------------------------------------------------------------------------------------

                                  Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with
    respect to which the advisory fee is based on the performance of the account.)
----------------------------------------------------------------------------------------------
Aryeh Glatter                0          $0         0           $0          2     $290 million
----------------------------------------------------------------------------------------------
Steven G. Lee                0          $0         0           $0          1     $580 million
----------------------------------------------------------------------------------------------
Tim Snyder, CFA              0          $0         0           $0          4    $7.99 billion
----------------------------------------------------------------------------------------------
Raffaele Zingone, CFA        0          $0         0           $0          7    $11.40 billion

COMPENSATION

   JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates ("Mandatory Investment Plan"). These elements reflect individual performance and the performance of JPMorgan's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages individual contribution relative to client risk and return objectives, and adherence with JPMorgan's compliance, risk and regulatory procedures. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the Portfolios). Investment performance is generally more heavily weighted to the long-term.

   Deferred compensation granted as part of an employee's annual incentive compensation comprises from 0% to 60% of a portfolio manager's total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan's portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

CONFLICT OF INTEREST

   The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

   JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

   JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

   JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

   A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JP Morgan or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

   As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio's objectives.

   The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with Portfolio guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

   Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

   Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

OWNERSHIP OF SECURITIES

   As of December 31, 2014, the portfolio manager(s) did not beneficially own any shares of the Portfolio(s).

   WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON")

TRANSAMERICA PARTNERS LARGE GROWTH PORTFOLIO

                            REGISTERED INVESTMENT OTHER POOLED INVESTMENT
                                  COMPANIES             VEHICLES             OTHER ACCOUNTS
----------------------------------------------------------------------------------------------
                                      ASSETS                  ASSETS                ASSETS
PORTFOLIO MANAGER           NUMBER    MANAGED     NUMBER      MANAGED     NUMBER    MANAGED
----------------------------------------------------------------------------------------------
Paul E. Marrkand, CFA         10   $10.96 billion   8      $1.67 billion    6    $1.73 billion
----------------------------------------------------------------------------------------------

                                 Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with
   respect to which the advisory fee is based on the performance of the account.)
----------------------------------------------------------------------------------------------
Paul E. Marrkand, CFA         1    $5.02 billion    0           $0          0         $0

   In connection with providing investment advisory services to our clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties:

..  Brown Brothers Harriman & Co. performs certain operational functions for
   Wellington Management and receives portfolio holdings information on a daily basis.

..  FactSet Research Systems Inc. provides analytical services for Wellington
   Management and receives portfolio holdings information on a daily basis.

.. Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

..  Investment Technology Group, Inc. provides analytical services for
   Wellington Management and receives portfolio holdings information on a daily basis.

.. Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

.. State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

COMPENSATION

   Wellington Management receives a fee based on the assets under management of each portfolio as set forth in the Investment Subadvisory Agreements between Wellington Management and Transamerica Asset Management, Inc. on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended
December 31, 2014.

   Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Portfolio's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

   Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner of Wellington Management is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, McCormack and Pedersen are Partners.

                                  BENCHMARK INDEX AND/OR PEER GROUP FOR
        PORTFOLIO                 INCENTIVE PERIOD
        ---------                 -------------------------------------
        Transamerica Partners
          Large Growth Portfolio  Russell 1000(R) Growth Index

CONFLICTS OF INTEREST

   Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual Portfolios, separate accounts (assets managed on behalf of institutions, such as pension Portfolios, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge Portfolios. Each Portfolio's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

   An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. McCormack and Pedersen also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

   Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge Portfolios and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

   As of December 31, 2014, the portfolio manager(s) did not beneficially own any shares of the Portfolio(s).

                       APPENDIX F--FINANCIAL STATEMENTS

                            KEYNOTE SERIES ACCOUNT

                     STATEMENTS OF ASSETS AND LIABILITIES

                             AT DECEMBER 31, 2014

                                              INFLATION-
                                      MONEY   PROTECTED    CORE              LARGE     LARGE
                                      MARKET  SECURITIES   BOND   BALANCED   VALUE     GROWTH
                                     -------  ---------- -------- -------- ---------- --------
ASSETS:
Investment in Series Portfolios, at
  value............................. $17,641   $20,629   $108,004 $475,779 $1,558,101 $739,399
Receivable for fee reimbursements...      20        --         --       --         --       --
                                     -------   -------   -------- -------- ---------- --------
Total assets........................  17,661    20,629    108,004  475,779  1,558,101  739,399
                                     -------   -------   -------- -------- ---------- --------
LIABILITIES:
Payable for units redeemed..........      60        24         54      186         48       42
Accrued mortality and expense
  risk..............................      20        23        122      536      1,751      836
                                     -------   -------   -------- -------- ---------- --------
Total liabilities...................      80        47        176      722      1,799      878
                                     -------   -------   -------- -------- ---------- --------
NET ASSETS ATTRIBUTABLE TO ANNUITY
  CONTRACTHOLDERS................... $17,581   $20,582   $107,828 $475,057 $1,556,302 $738,521
                                     =======   =======   ======== ======== ========== ========
ACCUMULATION UNITS..................     833       770      2,419    7,756     19,775    8,839
                                     =======   =======   ======== ======== ========== ========
UNIT VALUE.......................... $ 21.09*  $ 26.74*  $  44.58 $  61.25 $    78.70 $  83.55
                                     =======   =======   ======== ======== ========== ========

----------

* Actual unit value presented differes from calculated unit value due to rounding.

  The notes to the financial statements are an integral part of this report.

                            KEYNOTE SERIES ACCOUNT

                           STATEMENTS OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 2014

                                                     INFLATION-
                                             MONEY   PROTECTED   CORE              LARGE    LARGE
                                             MARKET  SECURITIES  BOND   BALANCED   VALUE    GROWTH
                                            ------   ---------- ------  -------- --------  --------
NET INVESTMENT INCOME (LOSS) ALLOCATED
  FROM SERIES PORTFOLIOS:
Interest income............................ $  41      $ 325    $3,088  $ 4,858  $      3  $     --
Securities lending income (net)............    --         --        19       52       254       120
Dividend income............................    --         --        23    5,483    25,414     7,399
Expenses (net of reimbursement)............   (48)       (79)     (405)  (2,365)   (7,075)   (4,577)
                                            -----      -----    ------  -------  --------  --------
Net investment income (loss) allocated
  from Series Portfolios...................    (7)       246     2,725    8,028    18,596     2,942
                                            -----      -----    ------  -------  --------  --------
EXPENSES:
Mortality and expense risk.................   218        254     1,325    5,908    18,681     8,797
Expenses reimbursed........................  (218)        --        --       --        --        --
Expenses allocated from Series Portfolio
  reimbursed/waived........................    (7)        --        --       --        --        --
                                            -----      -----    ------  -------  --------  --------
Net expenses...............................    (7)       254     1,325    5,908    18,681     8,797
                                            -----      -----    ------  -------  --------  --------
Net investment income (loss)...............    --(a)      (8)    1,400    2,120       (85)   (5,855)
                                            -----      -----    ------  -------  --------  --------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ALLOCATED FROM SERIES PORTFOLIOS:
Net realized gains (losses) allocated from
  Series Portfolios........................    --       (136)    2,264   25,181   179,419   133,706
Change in net unrealized appreciation
  (depreciation) allocated from Series
  Portfolios...............................    --        466     1,449   16,317   (56,499)  (63,865)
                                            -----      -----    ------  -------  --------  --------
Net realized and unrealized gains (losses)
  allocated from Series Portfolios.........    --        330     3,713   41,498   122,920    69,841
                                            -----      -----    ------  -------  --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................ $  --      $ 322    $5,113  $43,618  $122,835  $ 63,986
                                            =====      =====    ======  =======  ========  ========

----------

(a)Amounts rounds to less than $1.00.

  The notes to the financial statements are an integral part of this report.

                            KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 2014

                                                 INFLATION-
                                         MONEY   PROTECTED    CORE                 LARGE     LARGE
                                         MARKET  SECURITIES   BOND    BALANCED     VALUE     GROWTH
                                        -------  ---------- --------  --------  ----------  --------
FROM OPERATIONS:
Net investment income (loss)........... $    --   $    (8)  $  1,400  $  2,120  $      (85) $ (5,855)
Net realized gains (losses) allocated
  from Series Portfolios...............      --      (136)     2,264    25,181     179,419   133,706
Change in net unrealized appreciation
  (depreciation) allocated from Series
  Portfolios...........................      --       466      1,449    16,317     (56,499)  (63,865)
                                        -------   -------   --------  --------  ----------  --------
Net increase (decrease) in net assets
  resulting from operations............      --       322      5,113    43,618     122,835    63,986
                                        -------   -------   --------  --------  ----------  --------
FROM UNIT TRANSACTIONS:
Units sold.............................      --     1,069        750     3,196      36,254     1,548
Units redeemed.........................    (506)      (54)      (114)  (31,687)    (47,656)  (16,447)
                                        -------   -------   --------  --------  ----------  --------
Net increase (decrease) in net assets
  resulting from unit transactions.....    (506)    1,015        636   (28,491)    (11,402)  (14,899)
                                        -------   -------   --------  --------  ----------  --------
Total increase (decrease) in net
  assets...............................    (506)    1,337      5,749    15,127     111,433    49,087
                                        -------   -------   --------  --------  ----------  --------
NET ASSETS:
Beginning of year......................  18,087    19,245    102,079   459,930   1,444,869   689,434
                                        -------   -------   --------  --------  ----------  --------
End of year............................ $17,581   $20,582   $107,828  $475,057  $1,556,302  $738,521
                                        =======   =======   ========  ========  ==========  ========
Units outstanding beginning of
  year.................................     857       732      2,404     8,232      19,913     9,025
Units sold.............................      --        40         17        55         497        20
Units redeemed.........................     (24)       (2)        (2)     (531)       (635)     (206)
                                        -------   -------   --------  --------  ----------  --------
UNITS OUTSTANDING END OF YEAR..........     833       770      2,419     7,756      19,775     8,839
                                        =======   =======   ========  ========  ==========  ========

  The notes to the financial statements are an integral part of this report.

                            KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 2013

                                                 INFLATION-
                                        MONEY    PROTECTED    CORE                 LARGE      LARGE
                                        MARKET   SECURITIES   BOND    BALANCED     VALUE      GROWTH
                                       --------  ---------- --------  --------  ----------  ---------
FROM OPERATIONS:
Net investment income (loss).......... $     (1)  $  (174)  $  1,481  $    851  $    5,892  $  (4,597)
Net realized gains (losses) allocated
  from Series Portfolios..............        1       253        197    31,024     270,529     74,272
Change in net unrealized
  appreciation (depreciation)
  allocated from Series Portfolios....       --    (2,380)    (4,056)   36,033     132,753    123,969
                                       --------   -------   --------  --------  ----------  ---------
Net increase (decrease) in net assets
  resulting from operations...........       --    (2,301)    (2,378)   67,908     409,174    193,644
                                       --------   -------   --------  --------  ----------  ---------
FROM UNIT TRANSACTIONS:
Units sold............................       --       926        806       926      22,108      6,760
Units redeemed........................  (12,209)   (4,142)    (9,310)  (22,760)   (169,243)  (131,894)
                                       --------   -------   --------  --------  ----------  ---------
Net increase (decrease) in net assets
  resulting from unit transactions....  (12,209)   (3,216)    (8,504)  (21,834)   (147,135)  (125,134)
                                       --------   -------   --------  --------  ----------  ---------
Total increase (decrease) in net
  assets..............................  (12,209)   (5,517)   (10,882)   46,074     262,039     68,510
                                       --------   -------   --------  --------  ----------  ---------
NET ASSETS:
Beginning of year.....................   30,296    24,762    112,961   413,856   1,182,830    620,924
                                       --------   -------   --------  --------  ----------  ---------
End of year........................... $ 18,087   $19,245   $102,079  $459,930  $1,444,869  $ 689,434
                                       ========   =======   ========  ========  ==========  =========
Units outstanding beginning of
  year................................    1,436       853      2,602     8,657      22,236     10,866
Units sold............................       --        34         19        18         340        104
Units redeemed........................     (579)     (155)      (217)     (443)     (2,663)    (1,945)
                                       --------   -------   --------  --------  ----------  ---------
UNITS OUTSTANDING END OF YEAR.........      857       732      2,404     8,232      19,913      9,025
                                       ========   =======   ========  ========  ==========  =========

  The notes to the financial statements are an integral part of this report.

                            KEYNOTE SERIES ACCOUNT
                              CALVERT SUBACCOUNT

                  STATEMENT OF ASSETS AND LIABILITIES
                  At December 31, 2014

                  ASSETS:
                  Investment, at value............... $425,677
                                                      --------
                  Total assets.......................  425,677
                                                      --------

                  LIABILITIES:
                  Accrued mortality and expense risk.      481
                                                      --------
                  Total liabilities..................      481
                                                      --------
                  NET ASSETS ATTRIBUTABLE TO ANNUITY
                   CONTRACTHOLDERS................... $425,196
                                                      ========
                  ACCUMULATION UNITS.................   10,084
                                                      ========
                  UNIT VALUE......................... $  42.17
                                                      ========
                  INVESTMENT, AT COST................ $388,396
                                                      ========

            STATEMENT OF OPERATIONS
            For the year ended December 31, 2014

            INVESTMENT INCOME:
            Dividend income................................. $12,132
            EXPENSES:
            Mortality and expense risk......................   5,093
                                                             -------
            NET INVESTMENT INCOME (LOSS)....................   7,039
                                                             -------

            NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
             INVESTMENT:
            Net realized gains (losses) from investment.....     822
                                                             -------
            Realized capital gain distributions.............  22,914
                                                             -------
            Change in net unrealized appreciation
             (depreciation) on investment...................   1,581
                                                             -------
            Net realized and unrealized gains (losses) on
             investment.....................................  25,317
                                                             -------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING
             FROM OPERATIONS................................ $32,356
                                                             =======

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR   FOR THE YEAR
                                                                        ENDED 12/31/14 ENDED 12/31/13
                                                                        -------------- --------------
FROM OPERATIONS:
Net investment income (loss)...........................................    $  7,039       $  1,697
Net realized gains (losses) from investment............................         822             --
Realized capital gain distributions....................................      22,914         31,876
Change in net unrealized appreciation (depreciation) on investments....       1,581         22,277
                                                                           --------       --------
Net increase (decrease) in net assets resulting from operations........      32,356         55,850
                                                                           --------       --------
FROM UNIT TRANSACTIONS:
Units sold.............................................................       1,294            539
Units redeemed.........................................................        (135)        (4,773)
                                                                           --------       --------
Net increase (decrease) in net assets resulting from unit transactions.       1,159         (4,234)
                                                                           --------       --------
Total increase (decrease) in net assets................................      33,515         51,616
NET ASSETS:
Beginning of year......................................................     391,681        340,065
                                                                           --------       --------
End of year............................................................    $425,196       $391,681
                                                                           ========       ========
Units outstanding beginning of year....................................      10,055         10,175
Units sold.............................................................          32             15
Units redeemed.........................................................          (3)          (135)
                                                                           --------       --------
UNITS OUTSTANDING END OF YEAR..........................................      10,084         10,055
                                                                           ========       ========

  The notes to the financial statements are an integral part of this report.

                            KEYNOTE SERIES ACCOUNT

                             FINANCIAL HIGHLIGHTS


   For an accumulation unit outstanding throughout the year:

                                   INCOME (LOSS) FROM
                                 INVESTMENT OPERATIONS
                         -------------------------------------



                                                       TOTAL
                UNIT        NET       NET REALIZED    INCOME     UNIT     NET
               VALUE,    INVESTMENT  AND UNREALIZED (LOSS) FROM VALUE,  ASSETS,
 FOR THE    BEGINNING OF   INCOME    GAINS (LOSSES) INVESTMENT  END OF  END OF     TOTAL
YEAR ENDED      YEAR     (LOSS)(A)   ON INVESTMENTS OPERATIONS   YEAR    YEAR     RETURN*
----------  ------------ ----------  -------------- ----------- ------ ---------- -------
MONEY MARKET
12/31/2014     $21.09      $   --(c)     $   --       $   --    $21.09 $   17,581     --%
12/31/2013      21.09          --(c)         --           --     21.09     18,087     --
12/31/2012      21.09          --            --           --     21.09     30,296     --
12/31/2011      21.09          --            --           --     21.09     29,869     --
12/31/2010      21.09          --            --(c)        --     21.09     30,449     --
INFLATION-PROTECTED SECURITIES
12/31/2014      26.29       (0.01)         0.46         0.45     26.74     20,582   1.73
12/31/2013      29.02       (0.22)        (2.51)       (2.73)    26.29     19,245  (9.41)
12/31/2012      27.44        0.05          1.53         1.58     29.02     24,762   5.73
12/31/2011      24.74        0.53          2.17         2.70     27.44     22,947  10.95
12/31/2010      23.58        0.19          0.97         1.16     24.74     23,622   4.92
CORE BOND
12/31/2014      42.46        0.58          1.54         2.12     44.58    107,828   5.01
12/31/2013      43.41        0.60         (1.55)       (0.95)    42.46    102,079  (2.19)
12/31/2012      40.60        0.74          2.07         2.81     43.41    112,961   6.94
12/31/2011      38.71        0.91          0.98         1.89     40.60    108,864   4.88
12/31/2010      36.20        0.91          1.60         2.51     38.71    108,141   6.93
BALANCED
12/31/2014      55.87        0.26          5.12         5.38     61.25    475,057   9.62
12/31/2013      47.81        0.10          7.96         8.06     55.87    459,930  16.87
12/31/2012      42.66        0.26          4.89         5.15     47.81    413,856  12.07
12/31/2011      41.74        0.43          0.49         0.92     42.66    379,696   2.19
12/31/2010      37.06        0.44          4.24         4.68     41.74    403,677  12.63
LARGE VALUE
12/31/2014      72.56          --(c)       6.14         6.14     78.70  1,556,302   8.46
12/31/2013      53.19        0.28         19.09        19.37     72.56  1,444,869  36.40
12/31/2012      45.88        0.41          6.90         7.31     53.19  1,182,830  15.94
12/31/2011      45.40        0.21          0.27         0.48     45.88  1,287,927   1.05
12/31/2010      40.09        0.16          5.15         5.31     45.40  1,340,318  13.25
LARGE GROWTH
12/31/2014      76.39       (0.66)         7.82         7.16     83.55    738,521   9.38
12/31/2013      57.15       (0.45)        19.69        19.24     76.39    689,434  33.67
12/31/2012      50.35       (0.29)         7.09         6.80     57.15    620,924  13.49
12/31/2011      51.91       (0.47)        (1.09)       (1.56)    50.35    783,294  (3.01)
12/31/2010      45.06       (0.32)         7.17         6.85     51.91    826,167  15.20
CALVERT
12/31/2014      38.95        0.70          2.52         3.22     42.17    425,196   8.25
12/31/2013      33.42        0.17          5.36         5.53     38.95    391,681  16.55
12/31/2012      30.62        0.00          2.80         2.80     33.42    340,065   9.15
12/31/2011      29.65        0.02          0.95         0.97     30.62    312,530   3.27
12/31/2010      26.78        0.06          2.81         2.87     29.65    304,454  10.72

                      RATIOS TO AVERAGE NET ASSETS
            ------------------------------------------
                            NET EXPENSES,
                GROSS         INCLUDING
              EXPENSES,       EXPENSES
              INCLUDING    ALLOCATED FROM         NET
            GROSS EXPENSES   THE SERIES       INVESTMENT
            ALLOCATED FROM    PORTFOLIO         INCOME
 FOR THE      THE SERIES       (NET OF      (LOSS) (NET OF     PORTFOLIO
YEAR ENDED    PORTFOLIO    REIMBURSEMENTS)  REIMBURSEMENTS)   TURNOVER(B)
----------  -------------- ---------------  ---------------   -----------
MONEY MARKET
12/31/2014       1.49%          0.23%(d)(e)         --%(d)(f)     N/A
12/31/2013       1.53           0.21(g)(e)          --(g)(f)      N/A
12/31/2012       1.52           0.18(h)(e)          --(h)         N/A
12/31/2011       1.52           0.23(i)(e)          --(i)         N/A
12/31/2010       1.52           0.30(j)             --(j)         N/A
INFLATION-PROTECTED SECURITIES
12/31/2014       1.65           1.64(e)          (0.04)            81%
12/31/2013       1.64           1.64(e)          (0.80)            99
12/31/2012       1.65           1.65(e)           0.18            103
12/31/2011       1.63           1.63              2.02            134
12/31/2010       1.63           1.63(e)           0.78             87
CORE BOND
12/31/2014       1.63           1.63              1.32            184
12/31/2013       1.64           1.64              1.39            200
12/31/2012       1.64           1.64              1.77            297
12/31/2011       1.64           1.64              2.30            406
12/31/2010       1.65           1.65              2.39            633
BALANCED
12/31/2014       1.83           1.75(e)           0.45             92
12/31/2013       1.75           1.75(e)           0.20            123
12/31/2012       1.75           1.75(e)           0.56            150
12/31/2011       1.87           1.75(e)           1.01            245
12/31/2010       1.84           1.75(e)           1.15            211
LARGE VALUE
12/31/2014       1.72           1.72             (0.01)            69
12/31/2013       1.73           1.73              0.44             99
12/31/2012       1.73           1.73              0.81             48
12/31/2011       1.72           1.72              0.45             55
12/31/2010       1.72           1.72(e)           0.38             62
LARGE GROWTH
12/31/2014       1.90           1.90(e)          (0.83)            73
12/31/2013       1.90           1.90(e)          (0.69)            49
12/31/2012       1.90           1.90(e)          (0.52)            53
12/31/2011       1.90           1.90(e)          (0.90)            53
12/31/2010       1.91           1.90             (0.69)           119
CALVERT
12/31/2014       1.25(k)        1.25(k)           1.73              1
12/31/2013       1.25(k)        1.25(k)           0.46              3
12/31/2012       1.25(k)        1.25(k)             --              4
12/31/2011       1.25(k)        1.25(k)           0.08              1
12/31/2010       1.25(k)        1.25(k)           0.21              1

-------------
* Actual return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
(a)Calculated based upon average units outstanding.
(b)Portfolio turnover of the Series Portfolio or the Calvert Subaccount.
(c)Amount rounds to less than one penny per share.
(d)Expenses waived to sustain a positive yield had an impact of 1.26%.
(e)Includes reimbursement of fees at the underlying Series Portfolio level.
(f)Amount rounds to less than 0.01% or (0.01)%.
(g)Expenses waived to sustain a positive yield had an impact of 1.32%.
(h)Expenses waived to sustain a positive yield had an impact of 1.34%.
(i)Expenses waived to sustain a positive yield had an impact of 1.29%.
(j)Expenses waived to sustain a positive yield had an impact of 1.22%.
(k)Ratios exclude expenses incurred by the Calvert VP SRI Balanced Portfolio.

  The notes to the financial statements are an integral part of this report.

                            KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Keynote Series Account (individually, a "Subaccount" and collectively, "Keynote") is a separate investment account established on December 16, 1987, by MONY Life Insurance Company ("MONY") under the laws of the State of New York. On October 1, 2013, Protective Life Insurance Company ("Protective Life"), a wholly owned subsidiary of Protective Life Corporation ("PLC"), acquired MONY. On June 3, 2014, PLC entered into an Agreement and Plan of Merger with the Dai-Ichi Life Insurance Company, Limited ("Dai-Ichi") and DL Investment (Delaware), Inc. ("DLI"), providing for the merger of DLI with and into PLC (the "Merger') and PLC surviving as a wholly-owned subsidiary of Dai-Ichi. Under the terms of the Merger transaction, MONY will continue in its present role as issuer of the contracts and all rights and benefits under the contracts and MONY's obligations under the contracts will remain unchanged.

   Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended. Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

   There are currently seven Subaccounts within Keynote which are available to contractholders of Group Plans. Six of the Subaccounts invest in a corresponding series of Transamerica Partners Portfolios (the "Series Portfolios"). The seventh Subaccount is a fund of fund that invests in the Calvert VP SRI Balanced Portfolio ("Calvert Portfolio"), a series of Calvert Variable Series, Inc. The financial statements of the Series Portfolios and the Calvert Portfolio should be read in conjunction with Keynote's financial statements.

   From time to time, Keynote may have a concentration of several contractholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on Keynote.

   At December 31, 2014, the following percentage represents each of the Subaccount's investment in its corresponding Series Portfolio's net assets.

                                                   PERCENTAGE
                                                   INVESTMENT
                                                   IN SERIES
                   SUBACCOUNT                      PORTFOLIO
                   ----------                      ----------
                   Money Market...................    0.00*
                   Inflation-Protected Securities.    0.01
                   Core Bond......................    0.01
                   Balanced.......................    0.32
                   Large Value....................    0.17
                   Large Growth...................    0.08

----------
* Amount rounds to less than 0.01%.

   For information regarding the investments in the Series Portfolios or the Calvert Portfolio, please refer to the Schedule of Investments section of the Series Portfolios' financial statements or the Statement of Net Assets section of the Calvert Portfolio's financial statements, respectively.

   In preparing the Subaccounts' financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply

                            KEYNOTE SERIES ACCOUNT
investment company accounting and reporting guidance ASU 2013-08. The following is a summary of significant accounting policies consistently followed by Keynote.

   INVESTMENTS: The investment by Keynote in the Series Portfolios reflects Keynote's proportionate interest in the net assets of the Series Portfolios. Valuation of securities held in each of the Series Portfolios is discussed in
Note 2 of the Series Portfolios' Notes to Financial Statements.

   The investment in the Calvert Portfolio is valued at the net asset value per share determined as of the close of business of the New York Stock Exchange ("NYSE") (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Calvert Portfolio can be found in Note A of the Calvert Portfolio's Notes to Financial Statements.

   INVESTMENT INCOME: Each Subaccount, except the Calvert Subaccount, is allocated its share of income and expenses of its corresponding Series Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Series Portfolio are allocated pro rata among the investors and are recorded by the Subaccounts on a daily basis.

   For the Calvert Subaccount, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

   CONTRIBUTIONS AND WITHDRAWALS: The unit value of each Subaccount is determined as of the close of the NYSE each day the NYSE is open for business. Participants may contribute to or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.

   FEDERAL INCOME TAXES: The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized or unrealized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes. MONY identifies its major tax jurisdictions as U.S. Federal; the states of Florida, Illinois, Mississippi, Louisiana, Nebraska, New Hampshire, New York and Oregon; and the U.S. possessions of Puerto Rico and Guam.

   Keynote recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. If applicable, Keynote recognizes interest accrued related to unrecognized tax liabilities and related penalties as "tax expense" on the Statement of Operations. Management has evaluated Keynote's tax provisions taken for all open tax years 2011-2013, as 2014 has not yet been filed, and has concluded that no provision for income tax is required in Keynote's financial statements.

NOTE 2.  SECURITY VALUATIONS

   All investments in securities are recorded at their estimated fair value. The value of the investment in the Calvert Portfolio is valued at the net asset value per share at the close of business of the NYSE, each day the NYSE is open for business. The Calvert Subaccount utilizes various methods to measure the fair value of its investment on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

   Level 1 - Unadjusted quoted prices in active markets for identical securities.

   Level 2 - Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

                            KEYNOTE SERIES ACCOUNT

   Level 3 - Unobservable inputs, which may include management's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange- traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

   The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

   FAIR VALUE MEASUREMENT: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

   The hierarchy classification of inputs used to value the Calvert Subaccount's investment at December 31, 2014 were:

            INVESTMENT SECURITIES  LEVEL 1  LEVEL 2 LEVEL 3  TOTAL
            ---------------------  -------- ------- ------- --------
             Investment Company... $425,677   $--     $--   $425,677

   Transfers between levels, if any, are considered to have occurred at the end of the reporting period. There were no transfers into or out of any levels described above during the year ended December 31, 2014.

NOTE 3.  RELATED PARTY TRANSACTIONS

   All Subaccounts, except the Calvert Subaccount, purchase interests in the Series Portfolios. The net assets of those Subaccounts reflect the investment management fee charged by Transamerica Asset Management, Inc. ("TAM"), the investment adviser, which provides investment advice and related services to the Series Portfolios. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and AUSA Holding Company ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC. AEGON USA, LLC is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.

   MONY reserves the right to deduct an annual contract charge from a participant's account to reimburse MONY for administrative expenses relating to the maintenance of the group variable annuity contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

   Daily charges to Keynote for mortality and expense risks assumed by MONY were computed at an annual rate of 1.25%, which is the maximum allowed.

                            KEYNOTE SERIES ACCOUNT

   In order to avoid a negative yield in the Money Market Subaccount ("Money Market"), MONY may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject to recapture by MONY during the calendar year in which it was waived. There were no amounts recaptured during the year ended
December 31, 2014 and no amounts subject to recoupment in future years. Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the captions "Expenses reimbursed" and "Expenses allocated from Series Portfolio reimbursed/waived". There is no guarantee that Money Market will be able to avoid a negative yield. The amount waived during the year ended December 31, 2014 was $225.

NOTE 4.  PORTFOLIO INVESTMENTS AND TRANSACTIONS

   At December 31, 2014, the Calvert Subaccount held 207,546 shares of the Calvert Portfolio, with a fair value of $425,677. The cost of purchases and proceeds from sales of shares in the Calvert Portfolio during the year ended December 31, 2014 were $36,339 and $5,170, respectively.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of MONY Life Insurance Company and the
Contractholders of Keynote Series Account:

   We have audited the accompanying statements of assets and liabilities of Keynote Series Account (comprising, respectively, Money Market Subaccount, Inflation-Protected Securities Subaccount, Core Bond Subaccount, Balanced Subaccount, Large Value Subaccount, Large Growth Subaccount and Calvert Subaccount) (collectively, the "Subaccounts"), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Subaccounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Subaccounts' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned seven Subaccounts of Keynote Series Account at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


Boston, Massachusetts
February 27, 2015

                         Audited Financial Information

             MONY LIFE INSURANCE COMPANY
             (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY) STATUTORY FINANCIAL STATEMENTS AND
             SUPPLEMENTAL SCHEDULES
             DECEMBER 31, 2014 AND 2013

                         INDEPENDENT AUDITOR'S REPORT

   To the Board of Directors and Share Owner of MONY Life Insurance Company:

   We have audited the accompanying statutory financial statements of MONY Life Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the "Company"), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2014 and 2013, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years then ended.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

   Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

   Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

   An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

   As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

   The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America are material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

   In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

OPINION ON STATUTORY BASIS OF ACCOUNTING

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 2.

EMPHASIS OF A MATTER

   As discussed in Note 19 to the financial statements, the Company's ultimate parent, Protective Life Corporation, was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. After completion of the acquisition, the Company is an ultimate wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited. Our opinion is not modified with respect to this matter.

OTHER MATTER

   Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2014 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2014 and for the year then ended. The Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 27, 2015

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

      STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS
                               (STATUTORY BASIS)

                                                                                                  DECEMBER 31
                                                                                               2014         2013
                                                                                            ----------  -----------
                                                                                            ($ in thousands, except
                                                                                                 share amounts)
                                     ADMITTED ASSETS
Bonds (market: 2014 - $6,013,423; 2013 - $5,553,943)....................................... $5,625,668  $ 5,314,677
Preferred stocks (market: 2014 $107,132; 2013 - $79,861)...................................    108,420       92,912
Common stocks-unaffiliated (cost: 2014 $1,334; 2013 - $2,453)..............................      1,334        2,453
Mortgage loans on real estate..............................................................    554,487      776,638
Contract loans.............................................................................    800,812      829,829
Cash and cash equivalents..................................................................    110,741      230,499
Receivable for securities..................................................................        195          267
                                                                                            ----------  -----------
   Total cash and investments..............................................................  7,201,657    7,247,275
Amounts recoverable from reinsurers........................................................      1,926        2,273
Deferred and uncollected premiums..........................................................     46,639       50,633
Investment income due and accrued..........................................................     95,187       92,060
Deferred tax asset.........................................................................     80,834       47,930
Current federal income tax recoverable.....................................................     19,476            0
Other assets...............................................................................     40,254       41,186
Assets held in Separate Accounts...........................................................    188,509      201,777
                                                                                            ----------  -----------
   Total admitted assets................................................................... $7,674,482  $ 7,683,134
                                                                                            ==========  ===========
                           LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
  Life policies and contracts.............................................................. $6,428,062  $ 6,603,847
  Accident and health......................................................................      8,723       10,361
Liability for deposit-type contracts.......................................................    289,458      292,790
Policy and contract claims:
  Life.....................................................................................     47,523       36,840
  Accident and health......................................................................        624          911
Other policyholders' funds and policy and contract liabilities.............................    110,949      114,353
Interest maintenance reserve (IMR).........................................................     23,447       18,885
General expenses due and accrued...........................................................        148        5,740
Transfers from separate accounts due or accrued, net.......................................       (451)        (852)
Taxes, licenses and fees due or accrued....................................................      3,999        5,987
Current federal income tax.................................................................          0       10,215
Remittances and items not allocated........................................................      4,767       12,548
Asset valuation reserve (AVR)..............................................................     41,619       34,382
Payable to parent, subsidiaries, and affiliates............................................      6,823       10,750
Payable for securities.....................................................................     11,000          371
Other liabilities..........................................................................     18,809       15,346
Liabilities held in Separate Accounts......................................................    188,334      201,434
                                                                                            ----------  -----------
   Total liabilities.......................................................................  7,183,834    7,373,908
                                                                                            ----------  -----------
Capital and surplus:
  Common stock, $1.00 par value; 2,500,000 shares authorized; 2,500,000 shares issued and
   outstanding.............................................................................      2,500        2,500
  Surplus notes............................................................................      1,091        1,091
  Gross paid-in and contributed surplus....................................................    320,498    1,581,435
  Aggregate write-ins for other than special surplus funds.................................        425          450
  Unassigned funds.........................................................................    166,134   (1,276,250)
                                                                                            ----------  -----------
   Total capital and surplus...............................................................    490,648      309,226
                                                                                            ----------  -----------
   Total liabilities and capital and surplus............................................... $7,674,482  $ 7,683,134
                                                                                            ==========  ===========

           See notes to the financial statements (statutory basis).

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)

                                                                                           YEAR ENDED
                                                                                           DECEMBER 31
                                                                                         2014       2013
                                                                                      ---------  ---------
                                                                                        ($ in thousands)
Income:
   Premiums and annuity considerations............................................... $ 281,755  $ 305,034
   Considerations for supplementary contracts with life contingencies................     2,585      2,790
   Net investment income.............................................................   361,242    397,304
   Commissions and expense allowances on reinsurance ceded...........................     2,536      2,866
   Amortization of interest maintenance reserve......................................     5,560      4,885
   Net loss from operations from Separate Accounts...................................       (48)       (35)
   Reserve adjustments on reinsurance ceded..........................................      (375)    (1,344)
   Other income......................................................................     7,175      3,675
                                                                                      ---------  ---------
       Total income..................................................................   660,430    715,175
                                                                                      ---------  ---------
Benefits and expenses:
   Death and annuity benefits........................................................   250,979    252,574
   Accident and health benefits......................................................     6,035      6,541
   Surrender benefits and other fund withdrawals.....................................   284,627    315,207
   Other policy and contract benefits................................................    13,428     18,737
   Decrease in aggregate reserves....................................................  (177,400)  (126,966)
   Commissions and expense allowances on reinsurance assumed.........................       (17)        (1)
   Commissions.......................................................................     5,998     12,834
   General expenses..................................................................    33,699     77,661
   Insurance taxes, licenses, and fees...............................................     3,963      4,599
   Transfers from Separate Accounts, net.............................................   (17,257)   (22,958)
   Other expenses, net...............................................................     1,375      1,955
                                                                                      ---------  ---------
       Total benefits and expenses...................................................   405,430    540,183
                                                                                      ---------  ---------
Net income from operations before dividends to policyholders and federal
  income taxes.......................................................................   255,000    174,992
Dividends to policyholders...........................................................   108,912    116,363
Federal income taxes.................................................................    13,641     28,563
                                                                                      ---------  ---------
Net income from operations...........................................................   132,447     30,066
Net realized capital gains (losses) (less $13,252 and $1,236 of capital gains tax in
  2014 and 2013, respectively, and excluding $10,122 and $7,715 transferred to
  the IMR in 2014 and 2013, respectively)............................................     5,395   (543,685)
                                                                                      ---------  ---------
       Net income (loss)............................................................. $ 137,842  $(513,619)
                                                                                      =========  =========

           See notes to the financial statements (statutory basis).

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                  STATEMENT OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)

                                                           ($ in thousands)
                                                           ----------------
    Capital and surplus, December 31, 2012................    $ 619,564

    Net loss for 2013.....................................     (513,619)
    Change in nonadmitted assets and related items........      (38,875)
    Change in unauthorized reinsurance....................            8
    Change in asset valuation reserve.....................       18,056
    Change in net deferred income tax.....................       67,112
    Change in net unrealized capital gains................      766,268
    Cumulative effect of changes in accounting principles.      (40,700)
    Surplus paid in.......................................      238,075
    Dividends to stockholders.............................     (898,665)
    Reduction in minimum liability on pension plans.......       92,002
                                                              ---------
    Capital and surplus, December 31, 2013................      309,226

    Net income for 2014...................................      137,842
    Change in nonadmitted assets and related items........       63,033
    Change in unauthorized reinsurance....................           14
    Change in asset valuation reserve.....................       (7,237)
    Change in net deferred income tax.....................      (27,542)
    Surplus paid in.......................................       15,312
                                                              ---------
    Capital and surplus, December 31, 2014................    $ 490,648
                                                              =========


           See notes to the financial statements (statutory basis).

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                           STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)

                                                                              YEAR ENDED
                                                                              DECEMBER 31
                                                                           2014         2013
                                                                       -----------  -----------
                                                                           ($ in thousands)
CASH FROM OPERATIONS
   Premiums and annuity considerations................................ $   287,839  $   310,940
   Net investment income..............................................     348,433      404,402
   Miscellaneous income...............................................       9,393        6,704
   Benefit and loss related payments..................................    (544,520)    (596,349)
   Commissions and expenses paid......................................     (52,477)    (102,438)
   Net transfers to Separate Accounts.................................      17,658       23,460
   Dividends paid to policyholders....................................    (112,415)    (115,147)
   Federal and foreign income taxes...................................     (45,500)      24,530
                                                                       -----------  -----------
          Net cash from operations....................................     (91,589)     (43,898)
                                                                       -----------  -----------
CASH FROM INVESTMENTS
   Proceeds from investments sold, matured or repaid:
       Bonds..........................................................   1,103,674      910,350
       Stocks.........................................................      15,581       28,704
       Mortgage loans.................................................     241,634      159,336
       Other invested assets..........................................           0       73,769
       Miscellaneous proceeds.........................................      10,701          446
                                                                       -----------  -----------
          Total investment proceeds...................................   1,371,590    1,172,605
                                                                       -----------  -----------
   Cost of investments acquired:
       Bonds..........................................................  (1,380,815)  (1,051,206)
       Stocks.........................................................     (29,966)     (20,391)
       Mortgage loans.................................................     (11,039)           0
       Other invested assets..........................................           0      (17,766)
                                                                       -----------  -----------
          Total investments acquired..................................  (1,421,820)  (1,089,363)
                                                                       -----------  -----------
   Net decrease in contract loans and premium notes...................      29,018       37,397
                                                                       -----------  -----------
          Net cash from investments...................................     (21,212)     120,639
                                                                       -----------  -----------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES
   Cash provided (applied):
       Net withdrawals on deposit-type contracts......................      (3,333)     (19,525)
       Dividends to stockholders......................................           0      (97,700)
       Other cash provided (applied), net.............................      (3,624)     189,426
                                                                       -----------  -----------
          Net cash from financing and miscellaneous sources...........      (6,957)      72,201
                                                                       -----------  -----------
          Net change in cash and short term investments...............    (119,758)     148,942
Cash, cash equivalents, and short term investments, beginning of year.     230,499       81,557
                                                                       -----------  -----------
Cash, cash equivalents, and short term investments, end of year....... $   110,741  $   230,499
                                                                       ===========  ===========
Non-cash exchanges of securities...................................... $    73,823  $    36,532
Non-cash dividends (See Note 6)....................................... $         0  $  (800,965)
Non-cash contributions (See Note 6)................................... $    15,312  $   238,075

           See notes to the financial statements (statutory basis).

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                       NOTES TO THE FINANCIAL STATEMENTS
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

1. GENERAL

   Basis Of Presentation - The statutory basis financial statements of MONY Life Insurance Company (the "Company") have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the "Department"). The Company is a stock, legal reserve, life, and accident and health insurer.

   All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company ("PLICO"), a life insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company domiciled in the State of Delaware. On February 1, 2015, PLC became a wholly-owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi Life"). Please see Note 19, Subsequent Events, for further details regarding the acquisition of PLC by Dai-ichi Life. Other affiliated insurers include Golden Gate Captive Insurance Company, Golden Gate II Captive Insurance Company, Golden Gate III Vermont Captive Insurance Company, Golden Gate IV Vermont Captive Insurance Company, Golden Gate V Vermont Captive Insurance Company, Shades Creek Captive Insurance Company, Lyndon Property Insurance Company, Protective Life and Annuity Insurance Company, and West Coast Life Insurance Company ("WCL").

   The Department recognizes only statutory practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under New York Insurance Law. The Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of New York, subject to any deviations prescribed or permitted by the New York Superintendent of Financial Services.

   The Company had no material permitted practices as of or for the years ending December 31, 2014 and 2013.

   The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

   Acquisition of the Company by PLICO on October 1, 2013 - PLICO purchased the Company on October 1, 2013 for $688.6 million, as adjusted for post-closing purchase price adjustments as of December 31, 2014. PLICO accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68, "Business Combinations and Goodwill." The Company was previously owned by AXA Equitable Financial Services, LLC ("AEFS"), a wholly-owned subsidiary of AXA Financial, Inc. ("AXA"). The acquisition of the Company by PLICO was contemplated by the master agreement (the "Master Agreement") dated April 11, 2013. Pursuant to that Master Agreement with AXA and AEFS, PLICO acquired the stock of the Company from AEFS and entered into a reinsurance agreement pursuant to which it is reinsuring on a 100% indemnity reinsurance basis certain business (the "MLOA Business") of the Company's former subsidiary, MONY Life Insurance Company of America ("MLOA").

   Nature of Operations - The Company previously offered a broad portfolio of life insurance products consisting primarily of variable life and interest-sensitive life insurance products (including group universal life insurance), in addition to a whole life and a variety of term life insurance products. The Company also offered a variety of annuity products, such as variable annuities, fixed deferred annuities and payout annuities. During 2005, new sales of the Company's products were discontinued, except for

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

1. GENERAL (CONTINUED)

certain variable and fixed annuities in limited markets, interest-sensitive whole life insurance and group term life insurance. As part of the acquisition by PLICO, the Company will no longer write new business, but will continue to service existing business.

   Summary of Significant Accounting Policies - The Company uses the following significant accounting policies:

CASH AND INVESTMENTS

   Investments are stated or determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or market ("fair value").

   Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are: broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

   Bond and preferred stock market values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

   Preferred stocks are stated at amortized cost or market values, depending on the assigned credit ratings. For preferred stocks carried at market, the difference between cost and market value is reflected in unassigned surplus.

   Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines.

   Common stocks, other than subsidiary, controlled and affiliated entities "(SCAs"), are generally stated at a market value obtained from a nationally recognized pricing service. The Company disposed of investments in SCAs in 2013 and did not hold any investments in SCAs at December 31, 2014 or 2013. Prior to transfer, the reporting valuation bases for all other subsidiaries (excluding AllianceBernstein L.P. ("AllianceBernstein") were reported using primarily the equity method of accounting. Prior to October 1, 2013, the Company had adopted the market valuation method as the reporting valuation basis for its ownership of AllianceBernstein units in order to conform to the provisions of NAIC SAP. The Company and insurance affiliates petitioned and received from the Securities Valuation Office (SVO) a valuation of its AllianceBernstein units.

   The Company held no investments in joint ventures, partnerships, or limited liability companies as of December 31, 2014 and 2013. On equity partnerships disposed of during 2013, the Company recognized impairments of $2.5 million in 2013. The decline in the partnerships' fair value was determined to be other than temporary after undergoing a review established through the Company's investment surveillance process. The fair value for each partnership was determined from information provided in the related partnership financial statements.

   Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balance over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary date.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

1. GENERAL (CONTINUED)


   Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

   Short-term investments are stated at amortized cost, which the Company believes approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less.

   Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

   Investment income is recorded when earned.

   Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations, net of the amount transferred to the IMR and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment ("OTTI") exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

PREMIUM REVENUE AND RELATED COMMISSIONS

   Life premiums are generally recognized as income over the premium paying period of the related policies. On universal life-type insurance policies and annuities with life contingencies, premiums and considerations are recognized as revenue when received. Payments on deposit type contracts are recorded to the policy reserve. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with the acquiring of new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

POLICYHOLDERS' DIVIDENDS

   A portion of the Company's business has been issued on a participating basis. The amount of policyholders' dividends to be paid is determined annually by the Company's Board of Directors, and is included in dividends shown in the Company's Statements of Operations. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and to management's judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

   The Company is subject to limitations on the amounts of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on November 16, 1998 which are not included in the Closed Block (see Note 17) and with respect to participating policies issued subsequent to November 16, 1998. Excess statutory profits, if any, will be distributed over time to such policyholders and are not available to the shareholder of the Company.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

1. GENERAL (CONTINUED)


AGGREGATE RESERVES FOR POLICIES AND CONTRACTS

   Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners' Reserve Valuation Method and Commissioners' Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method, and are subject to reserve adequacy testing.

   Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves range from 2.0% to 7.0% for life insurance reserves and from 2.0% to 9.5% for annuity and supplementary contract reserves.

   Pension reserves are generally established at an amount equal to the total experience funds or contractholders' balances, except for certain funds with unconditional surrender charges, where the reserves are equal to the contractholders' balances less the applicable surrender charge. Additional reserves for the group and individual annuity contract business are maintained at an amount required to meet New York State formula.

   The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in liability section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

   Substandard policies are valued from basic actuarial principles using the policy's substandard rating.

   As of December 31, 2014 and 2013, the Company had $437.0 million and $619.3 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover this insurance totaled $3.5 million and $4.8 million net of reinsurance as of December 31, 2014 and 2013, respectively, and are reported in the liability section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

   The Tabular Interest, the Tabular less actual reserve released, and the Tabular Cost, have been determined by formulas. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

   The detail of other net changes in reserves for 2014 is as follows:

                                              ORDINARY                                            GROUP
                       -------------------------------------------------------             -------------------
                                                                               CREDIT LIFE
                                 INDUSTRIAL   LIFE    INDIVIDUAL SUPPLEMENTARY  GROUP AND    LIFE
ITEM                     TOTAL      LIFE    INSURANCE ANNUITIES    CONTRACTS   INDIVIDUAL  INSURANCE ANNUITIES
----                   --------  ---------- --------- ---------- ------------- ----------- --------- ---------
                                                          ($ in thousands)
Release of Additional
 Actuarial Reserves... $(25,000)     $0        $0      $(25,000)      $0           $0         $0        $0
                       --------      --        --      --------       --           --         --        --
   Total.............. $(25,000)     $0        $0      $(25,000)      $0           $0         $0        $0
                       ========      ==        ==      ========       ==           ==         ==        ==

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

1. GENERAL (CONTINUED)


   The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles ("SSAP") No. 54, "Individual and Group Accident and Health Contracts."

   Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates or liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

ASSET VALUATION RESERVE ("AVR") AND INTEREST MAINTENANCE RESERVE ("IMR")

   The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturities resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned surplus.

   The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of fixed maturities. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently, but is amortized into income over the approximate remaining life of the investment sold.

FEDERAL INCOME TAXES

   The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

REINSURANCE

   The Company uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is liable to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, a contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for the last survivor products. Effective from 2004 through October 2005, for amounts applied for in excess of those limits, reinsurance was ceded to AXA Equitable up to a combined maximum of $15.0 million on single-life policies and $20.0 million on second-to-die policies. In November 2005, AXA Equitable Life Insurance Company ("AXA Equitable"), increased the retention on single life policies to $25 million and to $30 million on second-to-die policies. Amounts in excess of those limits are reinsured with unaffiliated third parties.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

1. GENERAL (CONTINUED)


SEPARATE ACCOUNTS INVESTED ASSETS

   The majority of securities in the Company's Separate Accounts consist of mutual funds valued at market value. All other publicly traded bonds and stocks are also valued at market value. Direct placement bonds are stated at fair value, as determined by the Company or third party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost, which the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of variable insurance trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds. Please refer to Note 13 for further information regarding the Company's Separate Accounts.

2. STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES

   Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). A summary of significant accounting practices, which differ from GAAP, are as follows:

    (1)the costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into earnings over the premium paying period of the related policies;

    (2)deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue;

    (3)policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company's experience, investment yields, mortality, or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance;

    (4)assets must be included in the statutory financial statements at "admitted asset value" and "nonadmitted assets" must be excluded through a charge against surplus;

    (5)bonds and short term investments are generally carried at amortized cost and preferred stocks at cost, irrespective of the Company's investment portfolio activity;

    (6)Subsidiaries and affiliates are carried as investments at net statutory book value, their periodic income is recorded as unrealized gain in surplus, and dividends are recorded as investment income;

    (7)certain assets and liabilities are reported net of ceded reinsurance balances;

    (8)realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations;

    (9)deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

2. STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES
   (CONTINUED)

       deferred income taxes is subject to various limitations as specified by NAIC SAP. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus;

   (10)adjustments reflecting the valuation of investments at the statement date are carried to the surplus account as unrealized investment gains or losses, without providing for federal income tax or income tax reductions;

   (11)sales of assets between affiliated companies are generally recorded at fair value;

   (12)the AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus;

   (13)the IMR is reported as a liability and the amortization of the IMR is reported in the income section of the Statements of Operations;

   (14)the Statements of Cash Flows are presented in the required statutory format;

   (15)the changes in nonadmitted assets, net deferred income taxes, reserves on account of a change in valuation basis, AVR, liability for unauthorized reinsurance, and net unrealized capital gains and losses are recorded as direct increases and decreases to surplus;

   (16)life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected;

   (17)for reserve credits taken related to reinsurers considered
       "unauthorized" by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned surplus;

   (18)market value adjusted annuities are included in the Company's general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

   (19)goodwill of entities acquired is recorded at the parent level for NAIC SAP, rather than at the subsidiary level;

   (20)surplus notes are carried as equity rather than as a liability.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

2. STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES
   (CONTINUED)


   The Company's net income and capital and surplus prepared in conformity with statutory accounting practices compared to that reported in conformity with GAAP are as follows:

                                         NET INCOME  CAPITAL AND SURPLUS
                                         DECEMBER 31     DECEMBER 31
                                         ----------- -------------------
                                            2014            2014
                                                ($ in thousands)
       STATUTORY-BASIS AMOUNTS..........  $137,842        $ 490,648
       Investments......................   (83,305)         304,777
       Deferred acquisition cost........    (9,489)         136,181
       AVR/IMR..........................     4,562           65,067
       Income taxes.....................    12,955           41,773
       Policyholder benefits & reserves.   (26,615)        (395,425)
       Surplus notes....................         0           (1,091)
       Non-admitted assets..............         0          132,348
       Other, net.......................    (3,794)          (1,255)
                                          --------        ---------
       GAAP-BASIS AMOUNTS...............  $ 32,156        $ 773,023
                                          ========        =========

3. ACCOUNTING CHANGES

   Effective January 1, 2014, the Company adopted Statement of Statutory Accounting Principles No. 105, "Working Capital Finance Investments" ("SSAP No. 105"), which establishes statutory accounting principles for working capital finance investments. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

   Effective January 1, 2014, the Company adopted SSAP No. 106, "Affordable Care Act Assessments" ("SSAP No. 106"), which moves fee guidance from SSAP
No. 35R, "Guaranty Fund and Other Assessments" ("SSAP No. 35R") to the new SSAP. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

   Effective December 15, 2014, the Company adopted SSAP No. 107, "Accounting for the Risk Sharing Provisions of the Affordable Care Act" ("SSAP No. 107"), which includes accounting treatment for three programs from the Affordable Care Act known as risk adjustment, reinsurance and risk corridors, that take effect in 2014. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

   Effective January 1, 2013, the Company adopted SSAP No. 103, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SSAP No. 103"). The guidance in SSAP No. 103 establishes conditions for sale-treatment of transferred financial assets, and removes the concept of a qualifying special-purpose entity. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

   Effective January 1, 2013, the Company adopted SSAP No. 104, "Share-Based Payments" ("SSAP No. 104"). The adoption of this accounting principle did not have a material effect on the Company's financial statements.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

3. ACCOUNTING CHANGES (CONTINUED)


   In March 2012, the NAIC adopted SSAP No. 92, "Accounting for Postretirement Benefits Other than Pensions", and SSAP No. 102, "Accounting for Pensions, a Replacement of SSAP No. 89" (SSAP No. 102"), each with an effective adoption date of January 1, 2013, and superseding SSAP No. 14 and SSAP No. 89, respectively. The requirements of these new pronouncements could have a material impact on the surplus of many entities. Consequently, as a result, entities were permitted an election on a plan-by-plan basis either to recognize the full transition surplus impact immediately on January 1, 2013, or over a period not to exceed ten years and subject to an annual formulaic minimum amount. The Company elected to absorb the full impact of the change in accounting principles as of January 1, 2013, and reduced surplus by $40.7 million, as of the date of adoption.

4. INVESTMENTS

NET INVESTMENT INCOME

   Net investment income for the years ending December 31 consists of the following:

                                                            DECEMBER 31
                                                          2014      2013
                                                        --------  --------
                                                         ($ in thousands)
    Bonds.............................................. $282,001  $271,266
    Stocks.............................................    6,240    14,289
    Mortgage loans.....................................   45,213    50,803
    Cash, cash equivalents, and short term investments.       33        99
    Contract loans.....................................   47,559    48,814
    Other invested assets..............................        0    17,260
    Miscellaneous investment income....................       97     7,899
                                                        --------  --------
    Total investment income............................  381,143   410,430
    Investment expenses................................  (19,901)  (13,126)
                                                        --------  --------
    Net investment income.............................. $361,242  $397,304
                                                        ========  ========

   Due and accrued income is excluded from investment income on the following basis:

Mortgage loans -  Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

         Bonds -  When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest receivable is discontinued.

   The amounts excluded from investment income due and accrued as of December 31, 2014 and 2013, were $0 and $2.1 million, respectively.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


REALIZED GAINS AND LOSSES

   Realized investment gains (losses) for the years ended December 31 are summarized as follows:

                                                      DECEMBER 31
                                                    2014      2013
                                                  -------  ---------
                                                   ($ in thousands)
          Bonds.................................. $20,939  $ (43,193)
          Preferred stocks.......................       5        (80)
          Common stocks-affiliated...............       0   (468,180)
          Common stocks-unaffiliated.............       0        430
          Mortgage loans.........................   8,294          0
          Other-than-temporary impairments.......    (469)   (23,711)
          Less:
             Interest maintenance reserve........  10,122      7,715
             Federal income taxes................  13,252      1,236
                                                  -------  ---------
          Net realized investment gains (losses). $ 5,395  $(543,685)
                                                  =======  =========

   Proceeds from the sales of investments in fixed maturities and common stock during 2014 and 2013 were approximately $376.4 million and $445.0 million, respectively. The Company realized gross gains of $21.2 million and $25.0 million on those sales for the years ended December 31, 2014 and 2013, respectively. Gross losses of $0.2 million and $67.8 million were realized on those sales for the years ended December 31, 2014 and 2013, respectively.

UNREALIZED GAINS AND LOSSES

   The change in unrealized investment gains (losses) included in surplus for the years ended December 31 is as follows:

                                                      DECEMBER 31
                                                     2014    2013
                                                     ----  --------
                                                     ($ in thousands)
             Bonds..................................  $0   $ 54,113
             Common stocks-affiliated...............   0    783,666
             Common stocks-unaffiliated.............   0         92
             Mortgage loans.........................   0      2,421
             Other invested assets..................   0    (12,601)
             Less:
                Federal income taxes................   0     61,423
                                                      --   --------
             Change in net unrealized capital gains.  $0   $766,268
                                                      ==   ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


BONDS AND PREFERRED STOCK

   The statement value and estimated market value of the Company's bond and preferred stock investments at December 31 are as follows:

                                                                 GROSS      GROSS    ESTIMATED
                                                    STATEMENT  UNREALIZED UNREALIZED  MARKET
                                                      VALUE      GAINS      LOSSES     VALUE
                                                    ---------- ---------- ---------- ----------
                                                                 ($ in thousands)
2014
Bonds:
   US Government................................... $   46,858  $  2,420   $     (2) $   49,276
   Other governments...............................      1,000         0          0       1,000
   US states, territories and possessions..........     18,826     2,007          0      20,833
   Political subdivisions..........................     29,434     5,121          0      34,555
   Special revenue and assessment..................    108,810    13,138        (70)    121,878
   Industrial and miscellaneous....................  5,031,911   377,918    (22,270)  5,387,559
   Hybrids.........................................    106,455     6,085     (5,194)    107,346
                                                    ----------  --------   --------  ----------
 Total bonds, excluding loan-backed and structured
   securities......................................  5,343,294   406,689    (27,536)  5,722,447
Loan-backed and structured securities:
   Residential mortgage backed securities..........    181,038     7,211       (709)    187,540
   Other loan-backed and structured................      7,996       129          0       8,125
   Commercial mortgage backed securities...........     93,340     1,971          0      95,311
                                                    ----------  --------   --------  ----------
 Total loan-backed and structured securities.......    282,374     9,311       (709)    290,976
                                                    ----------  --------   --------  ----------
 Total bonds.......................................  5,625,668   416,000    (28,245)  6,013,423
                                                    ----------  --------   --------  ----------
Preferred stock....................................    108,420       871     (2,159)    107,132
                                                    ----------  --------   --------  ----------
 Total bonds and preferred stocks.................. $5,734,088  $416,871   $(30,404) $6,120,555
                                                    ==========  ========   ========  ==========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)

                                                                 GROSS      GROSS    ESTIMATED
                                                    STATEMENT  UNREALIZED UNREALIZED  MARKET
                                                      VALUE      GAINS      LOSSES     VALUE
                                                    ---------- ---------- ---------- ----------
                                                                 ($ in thousands)
2013
Bonds:
   US Government................................... $  183,064  $  2,435   $(10,271) $  175,228
   Other governments...............................     11,000       162          0      11,162
   US states, territories and possessions..........     18,811     1,193          0      20,004
   Political subdivisions..........................     19,439     1,937          0      21,376
   Special revenue and assessment..................     61,513     2,523       (624)     63,412
   Industrial and miscellaneous....................  4,698,243   291,536    (60,004)  4,929,775
   Hybrids.........................................    147,057     5,843     (1,040)    151,860
                                                    ----------  --------   --------  ----------
 Total bonds, excluding loan-backed and structured
   securities......................................  5,139,127   305,629    (71,939)  5,372,817
Loan-backed and structured securities:
   Residential mortgage backed securities..........    112,734     4,487     (1,686)    115,535
   Other loan-backed and structured................     56,925     2,564          0      59,489
   Commercial mortgage backed securities...........      5,891       211          0       6,102
                                                    ----------  --------   --------  ----------
 Total loan-backed and structured securities.......    175,550     7,262     (1,686)    181,126
                                                    ----------  --------   --------  ----------
 Total bonds.......................................  5,314,677   312,891    (73,625)  5,553,943
                                                    ----------  --------   --------  ----------
Preferred stock....................................     92,912        15    (13,066)     79,861
                                                    ----------  --------   --------  ----------
 Total bonds and preferred stocks.................. $5,407,589  $312,906   $(86,691) $5,633,804
                                                    ==========  ========   ========  ==========

   The statement value and estimated market value of bonds at December 31, 2014, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

                                                    STATEMENT   ESTIMATED
                                                      VALUE    MARKET VALUE
                                                    ---------- ------------
                                                       ($ in thousands)

    Bonds, excluding loan-backed and structured
      securities:
    Due in 1 year or less.......................... $  353,711  $  360,462
    Due after 1 year through 5 years...............  1,786,612   1,950,726
    Due after 5 years through 10 years.............  1,300,094   1,342,935
    Due after 10 years.............................  1,902,877   2,068,324
                                                    ----------  ----------
       Total bonds, excluding loan-backed and
         structured securities.....................  5,343,294   5,722,447
       Total loan-backed and structured securities.    282,374     290,976
                                                    ----------  ----------
       Total bonds................................. $5,625,668  $6,013,423
                                                    ==========  ==========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


   The Company's investment gross unrealized losses and estimated market value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

                                         LESS THAN 12 MONTHS   12 MONTHS OR MORE           TOTAL
                                        --------------------  -------------------  --------------------
                                        ESTIMATED    GROSS    ESTIMATED   GROSS    ESTIMATED    GROSS
                                         MARKET    UNREALIZED  MARKET   UNREALIZED  MARKET    UNREALIZED
                                          VALUE       LOSS      VALUE      LOSS      VALUE       LOSS
                                        ---------- ---------- --------- ---------- ---------- ----------
                                                                ($ in thousands)
2014
U. S. Governments...................... $       77  $      0  $    272   $     (2) $      349  $     (2)
Special revenue and assessment.........        530       (70)        0          0         530       (70)
Industrial and miscellaneous...........    321,273   (15,338)  261,175     (6,932)    582,448   (22,270)
Hybrids................................          0         0    16,306     (5,194)     16,306    (5,194)
                                        ----------  --------  --------   --------  ----------  --------
   Total bonds, excluding loan-backed
     and structured securities.........    321,880   (15,408)  277,753    (12,128)    599,633   (27,536)
                                        ----------  --------  --------   --------  ----------  --------
Loan-backed and structured securities:
Residential mortgage backed
  securities...........................      6,960      (709)        0          0       6,960      (709)
                                        ----------  --------  --------   --------  ----------  --------
   Total loan-backed and structured
     securities........................      6,960      (709)        0          0       6,960      (709)
                                        ----------  --------  --------   --------  ----------  --------
   Total bonds.........................    328,840   (16,117)  277,753    (12,128)    606,593   (28,245)
                                        ----------  --------  --------   --------  ----------  --------
Preferred stock........................     22,242      (258)   34,849     (1,901)     57,091    (2,159)
                                        ----------  --------  --------   --------  ----------  --------
   Total bonds and preferred stock..... $  351,082  $(16,375) $312,602   $(14,029) $  663,684  $(30,404)
                                        ==========  ========  ========   ========  ==========  ========

2013
Bonds:
U. S. Governments...................... $  115,509  $(10,271) $      0   $      0  $  115,509  $(10,271)
Special revenue and assessment.........     22,717      (624)        0          0      22,717      (624)
Industrial and miscellaneous...........  1,030,658   (50,224)   47,648     (9,780)  1,078,306   (60,004)
Hybrids................................     16,334      (654)   39,850       (386)     56,184    (1,040)
                                        ----------  --------  --------   --------  ----------  --------
   Total bonds, excluding loan-backed
     and structured securities.........  1,185,218   (61,773)   87,498    (10,166)  1,272,716   (71,939)
                                        ----------  --------  --------   --------  ----------  --------
Loan-backed and structured securities:
Residential mortgage backed
  securities...........................     47,676    (1,686)        0          0      47,676    (1,686)
                                        ----------  --------  --------   --------  ----------  --------
   Total loan-backed and structured
     securities........................     47,676    (1,686)        0          0      47,676    (1,686)
                                        ----------  --------  --------   --------  ----------  --------
   Total bonds.........................  1,232,894   (63,459)   87,498    (10,166)  1,320,392   (73,625)
                                        ----------  --------  --------   --------  ----------  --------
Preferred stock........................     72,368   (13,066)        0          0      72,368   (13,066)
                                        ----------  --------  --------   --------  ----------  --------
   Total bonds and preferred stock..... $1,305,262  $(76,525) $ 87,498   $(10,166) $1,392,760  $(86,691)
                                        ==========  ========  ========   ========  ==========  ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)

   For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the "Loan-backed and Structured Securities" section for information on loaned-back security other than temporary impairments ("OTTIs")). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of our intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. The Company believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until recovery. The Company recognized $0.5 million OTTIs on non-loan-backed securities during 2014. The Company recognized no OTTIs non-loan-backed securities during 2013.

   The Company held securities with a market value of $312.6 million in an unrealized loss position for greater than 12 months at December 31, 2014, consisting primarily of automotive, technology, chemicals, retailers, and REITS securities. The Company held securities with a market value of $87.5 million in an unrealized loss position for greater than 12 months at December 31, 2013, consisting primarily of tobacco, automotive, retailers, aerospace/defense and other financial securities.

   The Company had no bonds that exceeded 10% of capital and surplus at December 31, 2014.

   As of December 31, 2014 and 2013, bonds and cash having a market value of $7.4 million and $7.6 million were on deposit with various governmental authorities as required by law.

   The Company owns investments in foreign securities. Certain European countries have experienced varying degrees of financial stress. Risks from the debt crisis in Europe could continue to disrupt the financial markets which could have a detrimental impact on global economic conditions and on sovereign and non-sovereign obligations. There remains considerable uncertainty as to future developments in the European debt crisis and the impact on financial markets.

LOAN-BACKED AND STRUCTURED SECURITIES

   The Company employs the retrospective method, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally-recognized, real-time database.

   For the twelve months ended December 31, 2014, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


   During the current year, the Company recognized no OTTIs for loan-backed securities held at December 31, 2014. Loan-backed securities with a recognized other than temporary impairment ("OTTI") recorded during 2013 are as follows:

                                                     -----------------------------------------------------
                                                                       ($ IN THOUSANDS)
                                                     -----------------------------------------------------
                                                     -------------------
                                                             1                                     3
                                                                        OTHER THAN TEMPORARY
                                                                        IMPAIRMENT RECOGNIZED
                                                       AMORTIZED COST          IN LOSS
                                                     BASIS BEFORE OTHER ----------------------
                                                       THAN TEMPORARY      2A         2B      FAIR VALUE *
                                                     IMPAIRMENT (OTTI)  INTEREST NON-INTEREST  1-(2A+2B)
                                                     -                  ----------------------
----------------------------------------------------------------------------------------------------------
OTTI recognized 1st Quarter
----------------------------------------------------------------------------------------------------------
a.  Intent to Sell                                        $     0         $ 0      $     0       $    0
----------------------------------------------------------------------------------------------------------
b.  Inability or lack of intent to retain the
    investment in the security for a period of time
    sufficient to recover amortized cost basis                  0           0            0            0
----------------------------------------------------------------------------------------------------------
c.  Total 1st Quarter                                     $     0         $ 0      $     0       $    0
----------------------------------------------------------------------------------------------------------

OTTI recognized 2nd Quarter
----------------------------------------------------------------------------------------------------------
d.  Intent to Sell                                        $     0         $ 0      $     0       $    0
----------------------------------------------------------------------------------------------------------
e.  Inability or lack of intent to retain the
    investment in the security for a period of time
    sufficient to recover amortized cost basis             11,716          16       10,350        1,350
----------------------------------------------------------------------------------------------------------
f.  Total 2nd Quarter                                     $11,716         $16      $10,350       $1,350
----------------------------------------------------------------------------------------------------------

OTTI recognized 3rd Quarter
----------------------------------------------------------------------------------------------------------
g.  Intent to Sell                                        $     0         $ 0      $     0       $    0
----------------------------------------------------------------------------------------------------------
h.  Inability or lack of intent to retain the
    investment in the security for a period of time
    sufficient to recover amortized cost basis                  0           0            0            0
----------------------------------------------------------------------------------------------------------
i.  Total 3rd Quarter                                     $     0         $ 0      $     0       $    0
----------------------------------------------------------------------------------------------------------

OTTI recognized 4th Quarter
----------------------------------------------------------------------------------------------------------
j.  Intent to Sell                                        $     0         $ 0      $     0       $    0
----------------------------------------------------------------------------------------------------------
k.  Inability or lack of intent to retain the
    investment in the security for a period of time
    sufficient to recover amortized cost basis                  0           0            0            0
----------------------------------------------------------------------------------------------------------
l.  Total 4th Quarter                                     $     0         $ 0      $     0       $    0
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
m.  Annual Aggregate Total                                    XXX         $16      $10,350          XXX
----------------------------------------------------------------------------------------------------------

-------------
* Fair value reflects the fair value at the time of the other-than-temporary-impairment.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


   All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in earnings as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains):

                                                                                    ($ in thousands)
a. The aggregate amount of unrealized losses:
                                                        1. Less than 12 Months.....      $  709
                                                                                         ------
                                                        2. Twelve Months or Longer.      $    0
                                                                                         ------
b. The aggregate related fair value of securities with
  unrealized losses:
                                                        1. Less than 12 Months.....      $6,960
                                                                                         ------
                                                        2. Twelve Months or Longer.      $    0
                                                                                         ------

   In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company's securities.

   The Company has no subprime mortgage related risk exposure.

STRUCTURED NOTES

   The Company held the following structured note as of December 31, 2014:

       CUSIP                              BOOK/ADJUSTED  MORTGAGE-REFERENCED
   IDENTIFICATION  ACTUAL COST FAIR VALUE CARRYING VALUE  SECURITY (YES/NO)
   --------------  ----------- ---------- -------------- -------------------
                              ($ in thousands)
     67088CAA5....     $0        $3,857         $0               NO

MORTGAGE LOANS

   As of December 31, 2014, the Company's mortgage loan portfolio had the following concentrations by type of property:

                                          % OF PORTFOLIO
                                          --------------
                        Retail...........      27.5%
                        Apartments.......      21.6
                        Industrial.......       4.4
                        Office buildings.      20.0
                        Other commercial.      14.0
                        Hotel/Motel......      12.5
                                              -----
                           Total.........     100.0%
                                              =====

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


   As of December 31, 2014, the Company's mortgage loan portfolio had the following concentrations by location:

                                         % OF PORTFOLIO
                                         --------------
                         New York.......      23.9%
                         California.....      12.0
                         Virginia.......      10.6
                         Colorado.......      10.5
                         Texas..........      10.1
                         Washington.....       7.5
                         Illinois.......       6.8
                         Massachusetts..       4.1
                         North Carolina.       4.0
                         Georgia........       3.9
                         Pennsylvania...       3.7
                         Nevada.........       1.0
                         Michigan.......       0.4
                         Louisiana......       0.3
                         Florida........       0.3
                         Tennessee......       0.3
                         Alabama........       0.3
                         Maryland.......       0.2
                         Missouri.......       0.1
                                             -----
                         Total..........     100.0%
                                             =====

   The Company issued no new mortgage loans during 2014. The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. Based on loans the Company held as of December 31, 2014, the maximum percentage of any one loan to the value of security at the time of the loan was 73%.

   As of December 31, 2014, the Company did not have any mortgages with interest more than 90 days past due.

   As of December 31, 2014, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


   The following is an aging analysis of the Company's mortgage loans:

                                             ------------------------------------------------------------
                                                                    $ IN THOUSANDS
                                             ------------------------------------------------------------
                                                     RESIDENTIAL       COMMERCIAL
                                                  ------------------------------------
                                             FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE   TOTAL
                                             -    -------------------------------------
a.CURRENT YEAR
  1.Recorded Investment (All)
  (a) Current...............................  $0    $0       $0       $0    $554,487     $0     $554,487
  (b) 30-59 Days Past Due...................   0     0        0        0           0      0            0
  (c) 60-89 Days Past Due...................   0     0        0        0           0      0            0
  (d) 90-179 Days Past Due..................   0     0        0        0           0      0            0
  (e) 180+ Days Past Due....................   0     0        0        0           0      0            0
  2.Accruing Interest 90-179 Days Past Due
  (a) Recorded Investment...................  $0    $0       $0       $0    $      0     $0     $      0
  (b) Interest Accrued......................   0     0        0        0           0      0            0
  3.Accruing Interest 180+ Days Past Due
  (a) Recorded Investment...................  $0    $0       $0       $0    $      0     $0     $      0
  (b) Interest Accrued......................   0     0        0        0           0      0            0
  4.Interest Reduced
  (a) Recorded Investment...................  $0    $0       $0       $0    $      0     $0     $      0
  (b) Number of Loans.......................   0     0        0        0           0      0            0
  (c) Percent Reduced.......................   0%    0%       0%       0%          0%     0%           0%
b.PRIOR YEAR
  1.Recorded Investment (All)
  (a) Current...............................  $0    $0       $0       $0    $776,638     $0     $776,638
  (b) 30-59 Days Past Due...................   0     0        0        0           0      0            0
  (c) 60-89 Days Past Due...................   0     0        0        0           0      0            0
  (d) 90-179 Days Past Due..................   0     0        0        0           0      0            0
  (e) 180+ Days Past Due....................   0     0        0        0           0      0            0
  2.Accruing Interest 90-179 Days Past Due
  (a) Recorded Investment...................  $0    $0       $0       $0    $      0     $0     $      0
  (b) Interest Accrued......................   0     0        0        0           0      0            0
  3.Accruing Interest 180+ Days Past Due
  (a) Recorded Investment...................  $0    $0       $0       $0    $      0     $0     $      0
  (b) Interest Accrued......................   0     0        0        0           0      0            0
  4.Interest Reduced
  (a) Recorded Investment...................  $0    $0       $0       $0    $      0     $0     $      0
  (b) Number of Loans.......................   0     0        0        0           0      0            0
  (c) Percent Reduced.......................   0%    0%       0%       0%          0%     0%           0%

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


   The Company had the following investments in impaired loans with or without allowance for credit losses:

                                      ----------------------------------------------------------
                                                            $ IN THOUSANDS
                                      ----------------------------------------------------------
                                              RESIDENTIAL       COMMERCIAL
                                           ------------------------------------
                                      FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
                                      -    -------------------------------------
a.CURRENT YEAR
  1.With Allowance for Credit Losses.  $0    $0       $0       $0     $     0     $0     $     0
  2.No Allowance for Credit Losses...   0     0        0        0           0      0           0
b.PRIOR YEAR
  1.With Allowance for Credit Losses.  $0    $0       $0       $0     $11,039     $0     $11,039
  2.No Allowance for Credit Losses...   0     0        0        0           0      0           0

   The following table provides the average recorded investment, interest income recognized, recorded investment on nonaccrual status and amount of interest income recognized using a cash-basis method of accounting for investments in impaired loans:

                                                  ----------------------------------------------------------
                                                                        $ IN THOUSANDS
                                                  ----------------------------------------------------------
                                                          RESIDENTIAL       COMMERCIAL
                                                       ------------------------------------
                                                  FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
                                                  ----------------------------------------------------------
a.CURRENT YEAR
  1.Average Recorded Investment..................  $0    $0       $0       $0     $     0     $0     $     0
  2.Interest Income Recognized...................   0     0        0        0           0      0           0
  3.Recorded Investments on Nonaccrual Status....   0     0        0        0           0      0           0
  4.Amount of Interest Income Recognized Using a
    Cash-Basis Method of Accounting..............   0     0        0        0           0      0           0
b.PRIOR YEAR
  1.Average Recorded Investment..................  $0    $0       $0       $0     $11,039     $0     $11,039
  2.Interest Income Recognized...................   0     0        0        0          21      0          21
  3.Recorded Investments on Nonaccrual Status....   0     0        0        0           0      0           0
  4.Amount of Interest Income Recognized Using a
    Cash-Basis Method of Accounting..............   0     0        0        0          21      0          21

   The Company had the following allowances for credit losses:

                                                           2014     2013
                                                           ----   -------
                                                           ($ in thousands)
        Balance at beginning of period....................  $0    $ 2,421
                                                            --    -------
        Additions charged to operations...................  $0    $ 1,543
                                                            --    -------
        Direct write-downs charged against the allowances.  $0    $     0
                                                            --    -------
        Recoveries of amounts previously charged off......  $0    $(3,964)
                                                            --    -------
        Balance at end of period..........................  $0    $     0
                                                            --    -------

   The Company recognized no OTTIs on mortgage loans during 2014, The Company recognized OTTIs on mortgage loans of $11.1 million during 2013, which related to one commercial loan. The Company uses the loan-to-value ratio as a credit quality indicator, which is a component of the Company's

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)

ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrow credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2014, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. As of December 31, 2013, the Company had mortgage loans totaling $173.6 million that exceeded a 75% loan to value ratio in the total amount of $22.4 million, based on the most recent appraisal.

COMMON STOCK - SUBSIDIARIES AND AFFILIATES

   The Company held no common stock in subsidiaries or former subsidiaries at December 31, 2014 and 2013. During 2013, and in conjunction with the October 1, 2013 acquisition of the Company by PLICO, the Company disposed of its common stock ownership in affiliates and incurred realized capital losses of $468.2 million and unrealized capital gains of $783.7 million during 2013. Please refer to Note 6, "Information Concerning Parent, Subsidiaries, and Affiliates" for more information concerning these 2013 disposals.

COMMON STOCK - FEDERAL HOME LOAN BANK ("FHLB") AGREEMENTS

   The Company is a member of the FHLB of New York. The Company had no advances outstanding under agreements with the FHLB of New York at December 31, 2014 or 2013. The Company uses funds received under these agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, "Deposit-Type Contracts" ("SSAP No. 52") accounting treatment to the funding agreements, consistent with its other deposit-type contracts. Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SSAP No. 103"). It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB of New York for use in general operations would be accounted for consistently with SSAP No. 15, "Debt and Holding Company Obligations" ("SSAP No 15").

   The Company's aggregate totals of FHLB capital stock are as follows:

   Current Year

                                                      1       2       3
                                                    TOTAL  GENERAL SEPARATE
                                                     2+3   ACCOUNT ACCOUNTS
                                                    ------ ------- --------
                                                       ($ in thousands)
     (a) Membership stock-Class A.................. $    0 $    0    $  0
     (b) Membership stock-Class B..................  1,334  1,334       0
     (c) Activity stock............................      0      0       0
     (d) Excess stock..............................      0      0       0
     (e) Aggregate total...........................  1,334  1,334       0
     (f) Actual or estimated borrowing capacity as
       determined by the insurer...................      0    XXX     XXX

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


   Prior Year-end

                                                      1       2       3
                                                    TOTAL  GENERAL SEPARATE
                                                     2+3   ACCOUNT ACCOUNTS
                                                    ------ ------- --------
                                                       ($ in thousands)
     (a) Membership stock-Class A.................. $    0 $    0    $  0
     (b) Membership stock-Class B..................  2,453  2,453       0
     (c) Activity stock............................      0      0       0
     (d) Excess stock..............................      0      0       0
     (e) Aggregate total...........................  2,453  2,453       0
     (f) Actual or estimated borrowing capacity as
       determined by the insurer...................      0    XXX     XXX

   Membership stock eligible for redemption as of December 31, 2014, is as follows:

                               NOT ELIGIBLE               6 MONTHS
                  CURRENT YEAR     FOR      LESS THAN 6 TO LESS THAN 1 TO LESS THAN
MEMBERSHIP STOCK     TOTAL      REDEMPTION    MONTHS       1 YEAR       3 YEARS     3 TO 5 YEARS
----------------  ------------ ------------ ----------- ------------ -------------- ------------
                                                 ($ in thousands)
  1. Class A.....    $    0       $    0        $0           $0            $0            $0
  2. Class B.....     1,334        1,334         0            0             0             0

   The Company had no borrowings outstanding under FHLB agreements during the years ended December 31, 2014 and 2013.

JOINT VENTURES, PARTNERSHIPS, AND LIMITED LIABILITY COMPANIES

   The Company held no investments in joint ventures, partnerships, or limited liability companies as of December 31, 2014 and 2013. On equity partnerships disposed of during 2013, the Company recognized impairments of $2.5 million in 2013. The decline in the partnerships' fair value was determined to be other than temporary after undergoing a review established through the Company's investment surveillance process. The fair value for each partnership was determined from information provided in the related partnership financial statements.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


RESTRICTED ASSETS

   The Company's restricted assets are as follows:

---------------------------------------------------------------------------------------------------------------------------------
     2014                                                         $ IN THOUSANDS
                  ---------------------------------------------------------------------------------------------------------------
                                                 GROSS RESTRICTED                                    8           PERCENTAGE
                  -------------------------------------------------------------------------------           ---------------------
                                       CURRENT YEAR
                  --------------------------------------------------------
                     1         2           3           4           5          6           7                     9          10
                  ---------------------------------------------------------------------------------------------------------------
                                         TOTAL
                                        SEPARATE                                                   TOTAL                ADMITTED
                   TOTAL      G/A       ACCOUNT    S/A ASSETS                                     CURRENT     GROSS    RESTRICTED
   RESTRICTED     GENERAL  SUPPORTING    (S/A)     SUPPORTING                         INCREASE/     YEAR    RESTRICTED  TO TOTAL
     ASSET        ACCOUNT     S/A      RESTRICTED     G/A        TOTAL    TOTAL FROM (DECREASE)   ADMITTED   TO TOTAL   ADMITTED
   CATEGORY        (G/A)  ACTIVITY (A)   ASSETS   ACTIVITY (B) (1 PLUS 3) PRIOR YEAR (5 MINUS 6) RESTRICTED   ASSETS     ASSETS
---------------------------------------------------------------------------------------------------------------------------------
 a.
   Subject
   to
   contractual
   obligation
   for
   which
   liability
   is not
   shown          $    0       $0          $0          $0        $    0    $     0     $     0     $    0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 b.
   Collateral
   held
   under
   security
   lending
   agreements          0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 c.
   Subject
   to
   Repurchase
   agreements          0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 d.
   Subject
   to
   reverse
   repurchase
   agreements          0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 e.
   Subject
   to
   dollar
   repurchase
   agreements          0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 f.
   Subject
   to
   dollar
   reverse
   repurchase
   agreements          0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 g.Placed
   under
   option
   contracts           0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 h.Letter
   stock
   or
   secu- rities
   restricted
   as to
   sale-excluding
   FHLB
   capital
   stock               0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 I.
   Federal
   home
   loan
   bank
   capital
   stock           1,334        0           0           0         1,334      2,453      (1,119)     1,334      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 j.On
   deposit
   with
   states          7,452                                          7,452      7,852        (400)     7,452      0.1%       0.1%
---------------------------------------------------------------------------------------------------------------------------------
 k.On
   deposit
   with
   other
   regulatory
   bodies              0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 l.
   Pledged
   as
   collateral
   to
   FHLB
   (including
   assets
   backing
   fund- ing
   agreements)         0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 m.
   Pledged
   as
   collateral
   not
   captured
   in
   other
   categories          0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
 n.Other
   restricted
   assets              0        0           0           0             0          0           0          0      0.0%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
  oTotal
   Restricted
   Assets         $8,786       $0          $0          $0        $8,786    $10,305     $(1,519)    $8,786      0.1%       0.1%
---------------------------------------------------------------------------------------------------------------------------------

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------
       2013                                                       $ IN THOUSANDS
                     --------------------------------------------------------------------------------------------------------
                                                GROSS RESTRICTED                                 8           PERCENTAGE
                     ------------------------------------------------------------------------           ---------------------
                                         CURRENT YEAR
                     ------------------------------------------------------
                        1         2           3           4          5       6        7                     9          10
                     --------------------------------------------------------------------------------------------------------
                                            TOTAL
                                           SEPARATE                                            TOTAL                ADMITTED
                      TOTAL      G/A       ACCOUNT    S/A ASSETS           TOTAL  INCREASE/   CURRENT     GROSS    RESTRICTED
                     GENERAL  SUPPORTING    (S/A)     SUPPORTING           FROM   (DECREASE)    YEAR    RESTRICTED  TO TOTAL
 RESTRICTED ASSET    ACCOUNT     S/A      RESTRICTED     G/A      TOTAL (1 PRIOR   (5 MINUS   ADMITTED   TO TOTAL   ADMITTED
     CATEGORY         (G/A)  ACTIVITY (A)   ASSETS   ACTIVITY (B) PLUS 3)  YEAR       6)     RESTRICTED   ASSETS     ASSETS
-----------------------------------------------------------------------------------------------------------------------------
 a.Subject to
   contractual
   obligation for
   which liability
   is not shown      $     0      $0          $0          $0      $     0  $    0   $   0     $     0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 b.Collateral held
   under security
   lending
   agreements              0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 c.Subject to
   Repurchase
   agreements              0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 d.Subject to
   reverse
   repurchase
   agreements              0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 e.Subject to
   dollar
   repurchase
   agreements              0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 f.Subject to
   dollar reverse
   repurchase
   agreements              0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 g.Placed under
   option contracts        0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 h.Letter stock or
   securities
   restricted as to
   sale- excluding
   FHLB capital
   stock                   0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 I.Federal home
   loan bank
   capital stock       2,453       0           0           0        2,453   2,657    (204)      2,453      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 j.On deposit with
   states              7,852       0           0           0        7,852   7,172     680       7,852      0.1%       0.1%
-----------------------------------------------------------------------------------------------------------------------------
 k.On deposit with
   other regulatory
   bodies                  0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 l.Pledged as
   collateral to
   FHLB (including
   assets backing
   funding
   agreements)             0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 m.Pledged as
   collateral not
   captured in
   other categories        0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
 n.Other restricted
   assets                  0       0           0           0            0       0       0           0      0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------
  oTotal Restricted
   Assets            $10,305      $0          $0          $0      $10,305  $9,829   $ 476     $10,305      0.1%       0.1%
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS AND WASH SALES

   For reverse repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2014 and 2013, the Company had no balances outstanding under these agreements.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

4. INVESTMENTS (CONTINUED)

   In the normal course of the Company's investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ended December 31, 2014 and 2013.

5. INCOME TAXES

   The components of the net deferred tax asset at December 31 are as follows:

                                 -----------------------------------------------------------------------------------------
                                                                    $ IN THOUSANDS
                                 -----------------------------------------------------------------------------------------
                                         12/31/2014                     12/31/2013                       CHANGE
                                 ---------------------------    ---------------------------    ---------------------------
                                   (1)      (2)      (3)          (1)      (2)      (3)          (7)       (8)      (9)

                                                  (COL 1+2)                      (COL 1+2)                       (COL 7+8)
                                 ORDINARY CAPITAL   TOTAL       ORDINARY CAPITAL   TOTAL       ORDINARY  CAPITAL   TOTAL
                                 ---------------------------    ---------------------------    ---------------------------
(a) Gross Deferred Tax Assets... $223,936 $6,834  $230,770      $252,501 $7,267  $259,768      $(28,565)  $(433) $(28,998)
(b) Statutory Valuation
 Allowance Adjustments..........        0      0         0             0      0         0             0       0         0
                                 -------- ------  --------  -   -------- ------  --------  -   --------   -----  --------
(c) Adjusted Gross Deferred Tax
 Assets (1a-1b).................  223,936  6,834   230,770       252,501  7,267   259,768       (28,565)   (433)  (28,998)
(d) Deferred Tax Assets
 Nonadmitted....................  125,036  6,834   131,870       185,049  7,267   192,316       (60,013)   (433)  (60,446)
                                 -------- ------  --------  -   -------- ------  --------  -   --------   -----  --------
(e) Subtotal Net Admitted
 Deferred Tax Asset) (1c-1d)....   98,900      0    98,900        67,452      0    67,452        31,448       0    31,448
(f) Deferred Tax Liabilities....   18,066      0    18,066        19,522      0    19,522        (1,456)      0    (1,456)
                                 -------- ------  --------  -   -------- ------  --------  -   --------   -----  --------
(g) Net Admitted Deferred Tax
 Asset/(Net Deferred Tax
 Liability) (1e-1f)............. $ 80,834 $    0  $ 80,834      $ 47,930 $    0  $ 47,930      $ 32,904   $   0  $ 32,904
                                 ======== ======  ========  =   ======== ======  ========  =   ========   =====  ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

5. INCOME TAXES (CONTINUED)


                               ------------------------------------------------------------------------------------
                                                                  $ IN THOUSANDS
                               ------------------------------------------------------------------------------------
                                       12/31/2014                   12/31/2013                     CHANGE
                               ---------------------------  ---------------------------  --------------------------
                                 (1)      (2)      (3)        (1)      (2)      (3)        (7)      (8)      (9)

                                                (COL 1+2)                    (COL 1+2)                    (COL 7+8)
                               ORDINARY CAPITAL   TOTAL     ORDINARY CAPITAL   TOTAL     ORDINARY CAPITAL   TOTAL
                               ---------------------------  ---------------------------  --------------------------
ADMISSION CALCULATION
 COMPONENTS - SSAP
 NO. 101
(a) Federal Income Taxes Paid
 in Prior Years Recoverable
 Through Loss Carryback....... $26,024   $  0    $26,024    $ 8,979   $  0    $ 8,979    $17,045   $  0    $17,045
(b) Adjusted Gross Deferred
 Tax Assets Expected To Be
 Realized (Excluding The
 Amount of Deferred Tax
 Assets from 2(a) above)
 After Application Of The
 Threshold Limitation (The
 Lesser of 2(b)1 and 2(b)2
 Below).......................  54,810      0     54,810     38,951      0     38,951     15,859      0     15,859
  1) Adjusted Gross Deferred
   Tax Assets Expected to be
   Realized Following the
   Balance Sheet Date.........  54,810      0     54,810     38,951      0     38,951     15,859      0     15,859
  2) Adjusted Gross Deferred
   Tax Assets Allowed per
   Limitation Threshold.......     XXX    XXX     61,472        XXX    XXX     38,951        XXX    XXX     22,521
(c) Adjusted Gross Deferred
 Tax Assets (Excluding The
 Amount Of Deferred Tax
 Assets From 2(a) and 2(b)
 above) Offset by Gross
 Deferred Tax Liabilities.....  18,066      0     18,066     19,522      0     19,522     (1,456)     0     (1,456)
                               -------   ----    -------    -------   ----    -------    -------   ----    -------
(d) Deferred Tax Assets
 Admitted as the result of
 Application of SSAP
 No. 101. Total
 2(a) +2(b)+2(c).............. $98,900   $  0    $98,900    $67,452   $  0    $67,452    $31,448   $  0    $31,448
                               =======   ====    =======    =======   ====    =======    =======   ====    =======

                                                    -------------------
                                                      $ IN THOUSANDS
                                                    -------------------
                                                      2014      2013
                                                    -------------------
        (a) Ratio Percentage Used To Determine
          Recovery Period And Threshold Limitation
          Amount...................................     1075%      692%
        (b) Amount Of Adjusted Capital And Surplus
          Used To Determine Recovery Period And
          Threshold Limitation In 2(b)2 Above...... $504,932  $350,916

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

5. INCOME TAXES (CONTINUED)


                                                             ---------------------------------------------------------
                                                                                 $ IN THOUSANDS
                                                             ---------------------------------------------------------
                                                                12/31/2014        12/31/2013             CHANGE
                                                             ---------------------------------------------------------
                                                             ---------------------------------------------------------
                                                               (1)       (2)     (1)       (2)        (5)       (6)

                                                                                                   (COL 1-3) (COL 2-4)
                                                             ORDINARY  CAPITAL ORDINARY  CAPITAL   ORDINARY   CAPITAL
                                                             ---------------------------------------------------------
IMPACT OF TAX PLANNING STRATEGIES
(a) Determination Of Adjusted Gross Deferred Tax Assets and
 Net Admitted Deferred Tax assets, By Tax Character as a
 Percentage
   1. Adjusted Gross DTA Amount From Note 9A1(c)............ $223,936  $6,834  $252,501  $7,267    $(28,565)   $(433)
   2. Percentage of Adjusted Gross DTAs By Tax Character
    Attributable To the Impact of Tax Planning
    Strategies..............................................        0%      0%        0%      0%          0%       0%
   3. Net Admitted Adjusted Gross DTA Amount From
    Note 9A1(e)............................................. $ 98,900  $    0  $ 67,452  $    0    $ 31,448    $   0
   4. Percentage of Net Admitted Adjusted Gross DTAs by
    Tax Character Admitted Because of the Impact of Tax
    Planning Strategies.....................................        0%      0%        0%      0%          0%       0%
(b)Does the Company's tax-planning strategies include the use of reinsurance   Yes                 No            __X

   The Company has no deferred tax liabilities (DTL) that are not recognized.

   Current income taxes incurred consist of the following major components:

                                                   -------------------------
                                                        $ IN THOUSANDS
                                                   -------------------------
                                                    (1)     (2)       (3)

                                                                   (COL 1-2)
                                                    2014    2013    CHANGE
                                                   -------------------------
    (a) Federal................................... $13,641 $28,563 $(14,922)
    (b) Foreign...................................       0       0        0
                                                   ------- ------- --------
    (c) Subtotal..................................  13,641  28,563  (14,922)
    (d) Federal income tax on capital gains.......  13,252   1,236   12,016
    (e) Utilization of capital loss carryforwards.       0       0        0
    (f) Other.....................................       0       0        0
                                                   ------- ------- --------
    (g) Federal and Foreign income taxes incurred. $26,893 $29,799 $ (2,906)
                                                   ======= ======= ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

5. INCOME TAXES (CONTINUED)


   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

   Deferred Tax Assets:

                                                                  ---------------------------
                                                                        $ IN THOUSANDS
                                                                  ---------------------------
                                                                    (1)      (2)       (3)
                                                                                    (COL 1-2)
                                                                    2014     2013    CHANGE
                                                                  ---------------------------
(a) Ordinary:
   (1) Discounting of unpaid losses.............................. $      0 $      0 $      0
   (2) Unearned premium reserve..................................        0        0        0
   (3) Policyholder reserves.....................................   42,301   66,299  (23,998)
   (4) Investments...............................................        0    4,958   (4,958)
   (5) Deferred acquisition costs................................   40,365   39,374      991
   (6) Policyholder dividends accrual............................   37,386   38,666   (1,280)
   (7) Fixed assets..............................................        0        0        0
   (8) Compensation and benefits accrual.........................   98,226  100,199   (1,973)
   (9) Pension accrual...........................................        0        0        0
   (10) Receivables - nonadmitted................................      167    1,073     (906)
   (11) Net operating loss carryforward..........................        0        0        0
   (12) Tax credit carryforward..................................    5,491        0        0
   (13) Other (including items <5% of total ordinary tax assets).        0        0        0
   (14) Other assets.............................................        0    1,932   (1,932)
   (15) Foreign tax credit carryforward..........................        0        0    5,491
   (16) Intangibles..............................................        0        0        0
                                                                  -------- -------- --------
   (99) Subtotal.................................................  223,936  252,501  (28,565)
(b) Statutory valuation allowance adjustment.....................        0        0        0
(c) Nonadmitted..................................................  125,036  185,049  (60,013)
                                                                  -------- -------- --------
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)...........   98,900   67,452   31,448
                                                                  -------- -------- --------
(e) Capital:
   (1) Investments...............................................    6,834    7,267     (433)
   (2) Net capital loss carryforward.............................        0        0        0
   (3) Real estate...............................................        0        0        0
   (4) Other (including items <5% of total capital tax assets)...        0        0        0
   (5) Deferred intercompany gain/loss...........................        0        0        0
                                                                  -------- -------- --------
   (99) Subtotal.................................................    6,834    7,267     (433)
(f) Statutory valuation allowance adjustment.....................        0        0        0
(g) Nonadmitted..................................................    6,834    7,267     (433)
                                                                  -------- -------- --------
(h) Admitted capital deferred tax assets (2e99-2f-2g)............        0        0        0
                                                                  -------- -------- --------
(i) Admitted deferred tax assets (2d+2h)......................... $ 98,900 $ 67,452 $ 31,448
                                                                  ======== ======== ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

5. INCOME TAXES (CONTINUED)


   Deferred Tax Liabilities:

                                                                 -------------------------
                                                                      $ IN THOUSANDS
                                                                 -------------------------
                                                                  (1)     (2)       (3)
                                                                                 (COL 1-2)
                                                                  2014    2013    CHANGE
                                                                 -------------------------
(a) Ordinary:
   (1) Investments.............................................. $     0 $     0  $     0
   (2) Fixed assets.............................................       0       0        0
   (3) Deferred and uncollected premium.........................  16,323  17,721   (1,398)
   (4) Policyholder reserves....................................   1,009   1,801     (792)
   (5) Other (including items <5% of total ordinary tax assets).     734       0      734
                                                                 ------- -------  -------
   (99) Subtotal................................................  18,066  19,522   (1,456)
                                                                 ------- -------  -------
(b) Capital:                                                           0       0        0
   (1) Investments..............................................       0       0        0
   (2) Real estate..............................................       0       0        0
   (3) Other (including items <5% of total capital tax assets)..       0       0        0
                                                                 ------- -------  -------
   (99) Subtotal................................................       0       0        0
                                                                 ------- -------  -------
(c) Deferred tax liabilities (3a99+3b99)                         $18,066 $19,522  $(1,456)
                                                                 ======= =======  =======
   Net Deferred Tax Assets/Liabilities (2i-3c).................. $80,834 $47,930  $32,904
                                                                 ======= =======  =======

   The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus):

                                                      ---------------------------
                                                            $ IN THOUSANDS
                                                      ---------------------------
                                                        (1)      (2)       (3)
                                                                        (COL 1-2)
                                                        2014     2013    CHANGE
                                                      ---------------------------
Adjusted gross deferred tax assets................... $230,770 $259,768 $(28,998)
Total deferred tax liabilities.......................   18,066   19,522   (1,456)
                                                      -------- -------- --------
Net deferred tax assets (liabilities)................ $212,704 $240,246  (27,542)
                                                      ======== ========
Tax effect of unrealized gains/(losses)..............                          0
                                                                        --------
Change in net deferred income tax [(charge)/benefit].                   $(27,542)
                                                                        ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

5. INCOME TAXES (CONTINUED)


   The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

                                                      ----------------------------------
                                                                $ IN THOUSANDS
                                                      ----------------------------------
                                                      ----------------------------------
                                                                   2014
                                                      ----------------------------------
                                                      AMOUNT IN            EFFECTIVE TAX
                                                      THOUSANDS TAX EFFECT   RATE (%)
                                                      --------- ---------- -------------
Provision computed at statutory rate................. $146,087   $51,131       35.0%

Tax on STAT Capital Gains............................   28,770    10,069        6.9
Amortization of IMR..................................   (5,560)   (1,946)      (1.3)
Change in non-admits.................................    2,587       905        0.6
Nondeductible expense................................      137        48        0.0
Tax-exempt income deduction..........................     (839)     (294)      (0.2)
Prior year deferred tax true-up......................  (11,930)   (4,175)      (2.8)
Prior year current tax true-up.......................   (3,722)   (1,303)      (0.9)
                                                      --------   -------       ----
Total................................................ $155,530   $54,435       37.3%
                                                      ========   =======       ====
Federal and foreign income taxes incurred............            $13,641        9.3%
Tax on capital gains/(losses)........................             13,252        9.1
Change in net deferred income taxes charge/(benefit).             27,542       18.9
                                                                 -------       ----
Total statutory income taxes.........................            $54,435       37.3%
                                                                 =======       ====

   As of December 31, 2014 and 2013, the Company had $4.3M and $0, respectively, of low income housing credit carryforwards, expiring between 2020 and 2032, and $1.2M and $0, respectively, of Alternative Minimum Tax (AMT) credit carryforwards, which have an indefinite carryforward period.

   The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses (in thousands).

                               ORDINARY CAPITAL  TOTAL
                               -------- ------- -------
                        2012.. $     0  $     0 $     0
                        2013..   7,050    1,345   8,395
                        2014..   4,376   13,253  17,629
                               -------  ------- -------
                        Total. $11,426  $14,598 $26,024
                               =======  ======= =======

   The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

   The Company had no state transferable tax credits at December 31, 2014 or 2013.

   The Company will not be included in a consolidated federal income tax return for the year ended December 31, 2014. For the short-year ended October 1, 2013, the Company was included in the consolidated federal income tax return of its previous ultimate domestic parent, AXA America Holdings, Inc. The Company was not included in a consolidated federal income tax return for the short year beginning October 1, 2013, and ending December 31, 2013.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

5. INCOME TAXES (CONTINUED)

   The Company was party to a tax sharing agreement with AXA, prior to its acquisition by PLICO on October 1, 2013. In accordance with this tax sharing agreement, tax expense was based on separate company computations. Any loss not currently usable was carried forward and credited when usable by the Company on a separate basis.

   The Company has recorded a federal income tax receivable of $19.5 million at December 31, 2014. The Company recorded a federal income tax payable of $10.2 million at December 31, 2013.

   The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

6. INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES

Capital Contributions

   The Company recognized total capital contributions of $15.3 million for the year ending December 31, 2014. The contributions were non-cash, and consisted of the following:

    . The receipt of a security during the second quarter of 2014 from the Company's former parent, AXA totaling $4.0 million, in connection with the post-acquisition settlements pursuant to the October 1, 2013 purchase of the Company by PLICO from AXA and AEFS.

    . The Company's parent, PLICO, paid $0.7 million of expenses related to income tax settlements on behalf of the Company during the second quarter of 2014.

   During 2014, the Company received permission from the Department to restate its gross paid-in and contributed surplus and unassigned funds (surplus) under a quasi-reorganization pursuant to Statement of Statutory Accounting Principles No. 72, "Surplus and Quasi-Reorganizations" ("SSAP No. 72"). The effective date of this quasi-reorganization was January 1, 2014. Pursuant to SSAP No. 72, tax benefits of operating losses or tax credits existing at the date of a quasi-reorganization, and subsequently recognized after the quasi-reorganization, shall be recognized as an adjustment to gross paid-in and contributed surplus. Total tax credits and loss benefits of $10.6 million were recognized pursuant to this provision for the period ending December 31, 2014. Please refer to Note 7 for further information regarding the Company's
January 1, 2014 quasi-reorganization.

Purchase of the Company by PLICO

   PLICO purchased the Company on October 1, 2013 for $688.6 million, as adjusted for post-closing purchase price adjustments as of December 31, 2014. The acquisition of the Company by PLICO was contemplated by the master agreement (the "Master Agreement") dated April 11, 2013. Pursuant to that Master Agreement with AXA and AEFS, PLICO acquired the stock of the Company from AEFS and entered into a reinsurance agreement pursuant to which it is reinsuring on a 100% indemnity reinsurance basis certain business (the "MLOA Business") of the Company's former subsidiary, MONY Life Insurance Company of America ("MLOA").

October 1, 2013 Pre-Acquisition Transactions

   On October 1, 2013, the Company transferred as a dividend 2,500,000 shares of the Company's wholly-owned insurance subsidiary, MLOA, an Arizona life insurance company, to its then parent, AEFS, with a statutory carrying value of approximately $537.2 million at the time of the transfer. The Company recorded a realized loss of $61.0 million, offset in part by the reversal of accumulated unrealized losses totaling $316.3 million.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

6. INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES (CONTINUED)


   On October 1, 2013, the Company transferred as a dividend 405,000 shares of the Company's wholly-owned subsidiary U.S. Life Insurance Company ("USFL"), an Ohio life insurance company, to its then parent, AEFS, with a statutory carrying value of approximately $72.8 million at the time of the transfer. The Company recorded a realized loss of $168.5 million, offset in part by the reversal of accumulated unrealized losses totaling $178.1 million.

   On October 1, 2013, the Company transferred as a dividend 1,000 shares of the Company's wholly-owned subsidiary MONY Financial Services, Inc. ("MFS"), a Delaware corporation, to its then parent, AEFS, with a statutory asset value of $1.2 million at the time of the transfer. The Company recorded a realized loss of $49.2 million, offset in part by the reversal of accumulated unrealized losses totaling $49.4 million.

   On October 1, 2013, the Company received an effective capital contribution of $0.6 million resulting from the transfer to its then parent, AEFS of 1,000 shares of the Company's wholly-owned subsidiary MONY International Holdings, LLC. ("MIH"), a Delaware limited liability company and holding company for the non-U.S. indirect subsidiaries of the Company. The contribution resulted from the negative $0.6 million statutory asset value of MIH on the Company's books at the time of the transfer. The Company recorded a realized loss of $108.2 million, offset in part by the reversal of accumulated unrealized losses of $108.4 million.

   On October 1, 2013, the Company received an effective capital contribution from AXA in the form of the replacement of the Company as the sponsor of the Qualified Pension Plan. The unfunded Pension Benefit Obligation ("PBO") liability assumed by AXA related to this Plan totaled $19.4 million. Additionally, AXA assumed certain post-retirement health liabilities and post-employment liabilities totaling $92.6 million.

   On October 1, 2013, the Company received an effective capital contribution from AXA in the assumption of the liabilities under Section 5.9 Plans with respect to participants in such Section 5.9 Plans who have agreed to have AXA assume such liabilities. The AXA assumed liabilities totaled $113.3 million. After transfer of the Section 5.9 liabilities to AXA, $8.1 million of
Section 5.9 Plan liabilities remained in the Company.

   On October 1, 2013, after receiving prior approval from the Department, the Company paid an extraordinary cash dividend of $97.7 million to AEFS prior to the closing of the sale of the Company.

Other 2013 Transactions with Parents, Subsidiaries, and Affiliates

   On September 23, 2013, the Company sold $30.7 million of commercial mortgage-backed securities to AXA Equitable, an affiliate at that time, at fair value and recorded a pre-tax net realized loss of $50.2 million, offset in part by the reversal of accumulated unrealized losses totaling $46.3 million.

   On September 30, 2013, the Company sold at fair value $57.3 million of its equity interests in limited partnerships and $0.5 million of its investment in fine art objects to AXA Equitable at no gain or loss.

   During September 2013, the Company transferred as a dividend, 6,841,642 units of AllianceBernstein holdings at fair market value totaling $139.6 million to its then parent, AEFS. The Company recorded an $81.3 million realized loss, offset in part by the $131.5 million reversal of accumulated unrealized losses and the reversal of the statutory "haircut" previously used in the valuation of AllianceBernstein units.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

6. INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES (CONTINUED)


   On September 20, 2013, the Company transferred a $50 million (aggregate face amount) unsecured senior note issued by AXA S.A. as a dividend to its then parent, AEFS at carrying value with no gain/loss. Prior to the transfer, the Company earned $2.1 million in interest income on these notes during 2013.

   On September 30, 2013, the Company received an effective capital contribution of $1.7 million from AEFS in the form of AEFS assuming certain litigation liabilities of the Company as of September 30, 2013.

   During the third quarter of 2013 the Company surrendered a $186 million Company Owned Life Insurance ("COLI") asset that previously supported non-qualified benefit plans.

   AllianceBernstein previously provided investment advisory and management services to the Company on a fee basis, which amounted to $4.9 million in 2013. The Company incurred distribution fee charges from AXA Network of $10.9 million in 2013, and from AXA Distributors, LLC of $0.2 million in 2013, for distributing the Company's products.

   The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2014 and 2013, the Company had intercompany payables of $6.8 million and $10.8 million, respectively.

   There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company's or any affiliated insurer's assets to liability, other than insurance contracts entered into in the ordinary course of business.

   PLC and certain subsidiaries have contracts with affiliates under which investment, legal and data processing services are supplied on a fee basis and other managerial and administrative services are supplied on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $52.6 million and $10.8 million for expenses associated with these agreements for the years ending December 31, 2014 and 2013, respectively.

   Prior to the acquisition by PLICO, the Company and certain former subsidiaries and affiliates reimbursed AXA Equitable for their use of personnel, property and facilities in carrying out certain of their operations. The Company reimbursed AXA and certain former affiliates for certain provided services. Reimbursement for intercompany services was made on the basis of the cost of services provided. The Company paid $80.8 million for expenses associated with these agreements for the year ended December 31, 2013.

7. CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS

   The Company has 2,500,000 common stock shares authorized. There are 2,500,000 shares issued and outstanding. All shares are owned by PLICO at December 31, 2014.

   Under the insurance regulations of New York the maximum amount of dividends which can be paid by New York insurance companies without the prior approval of the Insurance Commissioner is subject to certain restrictions. The Company, as a domestic stock life insurance company of the state of New York, may distribute without prior approval from the New York Superintendent of Financial Services, a dividend to its shareholders where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Payment of dividends exceeding this amount requires the insurer to file notice of

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

7. CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS (CONTINUED)

its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. Within the limitations, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to its parent. The Company is eligible to pay dividends of approximately $49.1 million during 2015. The Company did not pay any dividends in 2014. During 2013, the Company received permission from the Department and paid dividends of $898.7 million. These dividends were paid or transferred to the Company's stockholder prior to the acquisition by PLICO on October 1, 2013, in the form of cash and securities of former affiliates. Please refer to Note 6 for further information regarding these dividends.

   The Company had no cumulative unrealized gains (losses) as of December 31, 2014 and 2013.

   The portion of unassigned funds (surplus) reduced for nonadmitted assets was $132.3 million at December 31, 2014 and $195.4 million at December 31, 2013.

   The Company has issued the following surplus debentures or similar obligations:

                                              INTEREST
 DATE OF             PAR VALUE   CARRYING AND/OR PRINCIPAL  TOTAL INTEREST     UNAPPROVED
 ORIGINAL  INTEREST (FACE AMOUNT VALUE OF   PAID CURRENT   AND/OR PRINCIPAL     INTEREST      DATE OF
  ISSUE      RATE    OF NOTES)     NOTE         YEAR             PAID       AND/OR PRINCIPAL  MATURITY
 --------  -------- ------------ -------- ---------------- ---------------- ---------------- ----------
                                           ($ in thousands)
08/15/1994 11.2500%    $1,885     $1,091        $212           $11,397            $80        08/15/2024
---------- -------     ------     ------        ----           -------            ---
   Total               $1,885     $1,091        $212           $11,397            $80
                       ======     ======        ====           =======            ===

   On August 15, 1994, the Company completed the sale of $125 million of 30-year Surplus Notes. The Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co. and Salomon Brothers, Inc. and administered by JP Morgan Chase, N.A. as registrar/paying agent. The Notes are held by various financial institutions in the name of respective nominees. The Notes generated net cash proceeds of approximately $70 million after a discount of 42.146% from the principal amount payable at maturity and issuance expenses of approximately $2.3 million. The net cash proceeds increased the Company's surplus by a corresponding amount. Following the discount period, interest began to accrue on August 15, 1999; thereafter, interest on the Notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum. Each accrual and payment of interest on the Notes may be made only with the prior approval of the New York State Superintendent of Financial Services. The Company has made no charge against its surplus for the accretion of discount on the Notes as authorized by the Department. Substantially all of these notes have been repurchased leaving a face amount outstanding of $1.9 million at December 31, 2014 and 2013.

   During 2014, the Company received permission from the Department to restate its gross paid-in and contributed surplus and unassigned funds (surplus) under a quasi-reorganization pursuant to SSAP No. 72. The effective date of this quasi-reorganization was January 1, 2014. The impact of the restatement of the quasi-reorganization is as follows:

                                           CHANGE IN GROSS
                                             PAID-IN AND
                            CHANGE IN YEAR   CONTRIBUTED
                               SURPLUS         SURPLUS
                                   ($ in thousands)
                      2014.   $1,276,250     $(1,265,682)*

-------------
* Includes $10.6 million of tax credits and loss benefits recognized during the year ended December 31, 2014 as gross paid-in and contributed surplus pursuant to SSAP No. 72.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

7. CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS (CONTINUED)


   The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company is adequately capitalized under the formula at December 31, 2014 and 2013.

8. LIABILITIES, CONTINGENCIES, AND ASSESSMENTS

   In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. As of December 31, 2014 and 2013, the Company accrued liabilities of $3.9 million and $4.2 million, respectively, for future assessments. The Company accrued related assets for future premium tax credits of $3.2 million and $3.6 million for December 31, 2014 and 2013, respectively. In addition as of December 31, 2014 and 2013, assets of $2.1 million and $1.9 million, respectively, relate to assessments already paid that will be taken as credits on future premium tax returns.

   During 2013, the Company paid a guaranty fund assessment to the State of New York for the insolvency of Executive Life Insurance Company of New York ("ELNY") in the amount of $1.7 million. Upon payment, the Company recognized an asset of $1.0 million related to future premium tax offsets. A liability of $0.1 million related to future assessment related to the ELNY insolvency remains as of December 31, 2014.

   A reconciliation of guarantee assets during 2014 is as follows:

                                                          ($ in thousands)
     a. Assets recognized from paid and accrued
       premium tax offsets and policy surcharges prior
       year-end..........................................      $5,527
                                                               ------
     b. Decreases current year:
        Decrease in offsets related to estimated future
          assessments....................................         387
                                                               ------
        Premium tax offsets applied......................         131
                                                               ------
        Other............................................         102
                                                               ------
     c. Increases current year:
        Assessments paid.................................         388
                                                               ------
     d. Assets recognized from paid and accrued
       premium tax offsets and policy surcharges
       current year-end..................................      $5,295
                                                               ======

   The Company is not involved in any contingent commitments or guarantees as of December 31, 2014.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

8. LIABILITIES, CONTINGENCIES, AND ASSESSMENTS (CONTINUED)


   The Company has not recognized any gain contingencies as of December 31, 2014.

   The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during 2014.

   The Company may be subject to audits and examinations by, or on behalf of, various states concerning the payment of death benefits and the reporting and escheatment of unclaimed property. Liabilities arising from any current or ongoing audits or examinations related to the payment of death benefits and the reporting and escheatment of unclaimed property involving the Company prior to October 1, 2013 would be the responsibility of the Company's previous owner, AXA, pursuant to the October 1, 2013 acquisition agreement between PLICO and AXA.

   A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party's perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

   The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

   The Company has an office space lease that runs through May 31, 2016.

   At January 1, 2015, the minimum aggregate future rental commitments are as follows:

                            YEARS  ($ in thousands)
                            -----  ----------------
                            2015..      $1,098
                            2016..         457
                            2017..           0
                            2018..           0
                            2019..           0
                                        ------
                            Total.      $1,555
                                        ======

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

9. REINSURANCE


   The Company uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is liable to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, a contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for the last survivor products. Effective in 2004 through October 2005, for amounts applied for in excess of those limits, reinsurance was ceded to AXA Equitable up to a combined maximum of $15.0 million on single-life policies and $20.0 million on second-to-die policies. In November 2005, AXA Equitable increased the retention on single life policies to $25 million and to $30 million on second-to-die policies. Amounts in excess of those limits are reinsured with unaffiliated third parties.

   The following table summarizes the effect of reinsurance:

                                                         2014      2013
                                                       --------  --------
                                                        ($ in thousands)
     Direct premiums.................................. $335,891  $348,690
     Considerations for supplementary contracts.......    2,585     2,780
     Reinsurance assumed..............................       21       100
     Reinsurance ceded................................  (54,157)  (43,756)
                                                       --------  --------
     Total premiums................................... $284,340  $307,814
                                                       ========  ========
     Reduction in insurance reserves (at December 31). $417,536  $431,810
                                                       ========  ========

   None of the Company's reinsurers are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company charted in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

   The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

   The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2014.

   During the third quarter of 2013 the Company entered into an aviation reinsurance retrocession treaty with AXA Equitable, approved by the Department. The amount of reserves retroceded to AXA Equitable was approximately $2.7 million.

   The Company had no material amounts of non-admitted reinsurance receivables at December 31, 2014 due to uncertainty of collection. The Company has not written any receivables off as uncollectible. The Company has not commuted any ceded reinsurance amounts during the year.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

9. REINSURANCE (CONTINUED)


Reinsurance of Disability Income Business

   Since December 31, 1997, the in force block of individual disability income policies has been 100% reinsured with the majority to Centre Life Reinsurance Limited, a Bermuda company and a subsidiary in the Zurich Group.

10.CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

   Activities in the liability for accident and health policy and contract claims are summarized as follows:

                                                       2014    2013
                                                     -------  -------
                                                     ($ in thousands)
           Balance at January 1..................... $11,099  $11,357
              Less reinsurance recoverables.........     632      604
                                                     -------  -------
           Net balance at January 1.................  10,467   10,753
                                                     -------  -------
              Incurred:
                  Related to current year...........     926       81
                  Related to prior year.............    (953)   1,729
                                                     -------  -------
           Total incurred...........................     (27)   1,810
                                                     -------  -------
              Paid:
                  Related to current year...........      41       94
                  Related to prior year.............   1,846    2,002
                                                     -------  -------
           Total paid...............................   1,887    2,096
                                                     -------  -------
           Net balance at December 31...............   8,553   10,467
                  Plus reinsurance recoverables.....     251      632
                                                     -------  -------
           Balance at December 31................... $ 8,804  $11,099
                                                     =======  =======

   Reserves and liabilities as of January 1, 2014 were $10.5 million. As of December 31, 2014, $1.8 million has been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years are now $7.7 million as a result of re-estimation of unpaid claims and claim adjustment expenses on group and individual disability income insurance. Therefore, there has been a $1.0 million favorable development from January 1, 2014 to December 31, 2014. Original estimates are increased or decreased as additional information becomes known regarding individual claims. No additional premiums or return premiums have been accrued as a result of the prior year effects.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

11.ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL
   CHARACTERISTICS


   Withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

                                              2014
------------------------------------------------------------------------------------------------
                                                           SEPARATE     SEPARATE
                                                GENERAL  ACCOUNT WITH ACCOUNT NON-          % OF
                                                ACCOUNT   GUARANTEES   GUARANTEED   TOTAL   TOTAL
                                                -------- ------------ ------------ -------- -----
                                                                 ($ in thousands)
A. Subject to discretionary withdrawal:
   (1) with fair value adjustments............. $ 78,149     $  0       $      0   $ 78,149  10.2%
   (2) at book value less current surrender
     charge of 5% or more......................   11,183       95              0     11,278   1.5
   (3) at market...............................        0        0        122,087    122,087  16.0
                                                --------     ----       --------   -------- -----
   (4) Total with adjustment or at fair value
     (minimal or no charge or adj.)............   89,332       95        122,087    211,514  27.7
   (5) At book value without adjustment
     (minimal or no charge or adj.)............  431,414      130              0    431,544  56.3
B Not subject to discretionary withdrawal
  provision....................................  122,349        0              0    122,349  16.0
                                                --------     ----       --------   -------- -----
C. Total (gross: direct + assumed).............  643,095      225        122,087    765,407 100.0%
                                                ========     ====       ========   ======== =====
D. Reinsurance ceded...........................   33,086        0              0     33,086
                                                --------     ----       --------   --------
E. Total (net)* (C) - (D)...................... $610,009     $225       $122,087   $732,321
                                                ========     ====       ========   ========

                                              2013
------------------------------------------------------------------------------------------------
                                                           SEPARATE     SEPARATE
                                                GENERAL  ACCOUNT WITH ACCOUNT NON-          % OF
                                                ACCOUNT   GUARANTEES   GUARANTEED   TOTAL   TOTAL
                                                -------- ------------ ------------ -------- -----
                                                                 ($ in thousands)
A. Subject to discretionary withdrawal:
   (1) with fair value adjustments............. $ 86,863     $  0       $      0   $ 86,863  10.4%
   (2) at book value less current surrender
     charge of 5% or more......................   11,654       99              0     11,753   1.4
   (3) at market...............................        0        0        128,592    128,592  15.4
                                                --------     ----       --------   -------- -----
   (4) Total with adjustment or at fair value
     (minimal or no charge or adj.)............   98,517       99        128,592    227,208  27.2
   (5) At book value without adjustment
     (minimal or no charge or adj.)............  441,959      134              0    442,093  52.8
B Not subject to discretionary withdrawal
  provision....................................  162,052        0          5,520    167,572  20.0
                                                --------     ----       --------   -------- -----
C. Total (gross: direct + assumed).............  702,528      233        134,112    836,873 100.0%
                                                ========     ====       ========   ======== =====
D. Reinsurance ceded...........................   35,355        0              0     35,355
                                                --------     ----       --------   --------
E. Total (net)* (C) - (D)...................... $667,173     $233       $134,112   $801,518
                                                ========     ====       ========   ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

12.PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED


   Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

   Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

                     2014
                     ----
                                                     NET OF
                             TYPE            GROSS   LOADING
                             ----           -------  -------
                                            ($ in thousands)
                     Industrial............ $     0  $     0
                     Ordinary new business.       0        0
                     Ordinary renewal......  51,112   46,639
                     Credit Life...........       0        0
                     Group Life............       0        0
                     Group Annuity.........       0        0
                                            -------  -------
                     Totals................ $51,112  $46,639
                                            =======  =======

                     2013
                     ----
                                                     NET OF
                             TYPE            GROSS   LOADING
                             ----           -------  -------
                                            ($ in thousands)
                     Industrial............ $     0  $     0
                     Ordinary new business.       2        0
                     Ordinary renewal......  54,653   50,574
                     Credit Life...........       0        0
                     Group Life............       7        7
                     Group Annuity.........      52       52
                                            -------  -------
                     Totals................ $54,714  $50,633
                                            =======  =======

13.SEPARATE ACCOUNTS

   The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, The Company reported assets and liabilities from the following product lines/transactions into a Separate Account:

    .  Variable Life

    .  Variable Annuity

   In accordance with the domiciliary state procedures approving items within the Separate Account, the Separate Account classification of Variable Life and Variable Annuity are supported by New York State Statute Section 4240.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

13.SEPARATE ACCOUNTS (CONTINUED)


   In accordance with the products/transactions recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

   As of December 31, 2014 and 2013, the Company's Separate Account statement included legally insulated assets of $188.5 million and $201.8 million respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products/transactions:

      2014
      ----
                               ($ in thousands)
      --------------------------------------------------------------------
                                                             (4)
             (1)                    (2)            Separate Account Assets
           Product        Legally Insulated Assets (Not Legally Insulated)
           -------        ------------------------ -----------------------
      Variable Annuities.         $122,388                   $0
                                  --------                   --
      Variable Life......           66,121                    0
                                  --------                   --
      Total..............         $188,509                   $0
                                  ========                   ==

      2013
      ----
                               ($ in thousands)
      --------------------------------------------------------------------
                                                             (4)
             (1)                    (2)            Separate Account Assets
           Product        Legally Insulated Assets (Not Legally Insulated)
           -------        ------------------------ -----------------------
      Variable Annuities.         $134,654                   $0
                                  --------                   --
      Variable Life......           67,123                    0
                                  --------                   --
      Total..............         $201,777                   $0
                                  ========                   ==

   In accordance with the products/transaction recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.)

   As of December 31, 2014, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $190.9 million. Any of the Separate Account products the Company offers with guarantees from the General Account do not have explicit charges broken out from other M&E charges.

   For the years ended December 31, 2014 and 2013, the General Account of the Company paid $0.3 million and $0.1 million towards Separate Account guarantees, respectively.

   None of the Company's Separate Accounts engage in securities lending transactions.

   Most separate and variable accounts held by the Company relate to individual variable annuities and group annuities of a nonguaranteed return nature. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other separate accounts are used as funding vehicles for flexible premium variable life insurance policies, variable life insurance with additional premium option policies and variable universal life policies. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at market. This business has been included in Column 4 of the table below.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

13.SEPARATE ACCOUNTS (CONTINUED)


   Certain other separate accounts relate to experience-rated group annuity contracts, which fund defined contributions pension plans. These contracts provide guaranteed interest returns for one-year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. The assets and liabilities of these separate accounts are carried at book value. This business has been included in Column 2 of the table below.

   Information regarding the Company's Separate Accounts is as follows:

                                          2014
------------------------------------------------------------------------------------------
                                              NONINDEXED NONINDEXED
                                              GUARANTEE  GUARANTEE  NONGUARANTEED
                                              LESS THAN  MORE THAN    SEPARATE
                                        INDEX     4%         4%        ACCOUNT     TOTAL
                                        ----- ---------- ---------- ------------- --------
                                                         ($ in thousands)
(1) Premiums, consideration or
  deposits for the year ended
  12/31/2014...........................  $0      $  0        $0       $  6,878    $  6,878
 Reserves at 12/31/2014
(2) For accounts with assets at:
   a. Fair value.......................  $0      $  0        $0       $187,653    $187,653
   b. Amortized cost...................   0       225         0              0         225
                                         --      ----        --       --------    --------
   c. Total reserves...................  $0      $225        $0       $187,653    $187,878
                                         --      ----        --       --------    --------
(3) By withdrawal characteristics:
   a. Subject to discretionary
     withdrawal........................  $0      $  0        $0       $      0    $      0
   b. With FV adjustment...............   0         0         0              0           0
   c. At book value without FV
     adjustment and with current
     surrender charge of 5% or
     more..............................   0        97         0              0          97
   d. At fair value....................   0         0         0        187,653     187,653
   e. At book value without FV
     adjustment and with current
     surrender charge less
     than 5%...........................   0       128         0              0         128
                                         --      ----        --       --------    --------
   f. Subtotal.........................   0       225         0        187,653     187,878
   g. Not subject to discretionary
     withdrawal........................   0         0         0                          0
                                         --      ----        --       --------    --------
   h. Total............................  $0      $225        $0       $187,653    $187,878
                                         ==      ====        ==       ========    ========
(4) Reserves for Asset Default Risk in
  Lieu of AVR..........................  $0      $  0        $0       $      0    $      0

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

13.SEPARATE ACCOUNTS (CONTINUED)


                                           2013
-------------------------------------------------------------------------------------------
                                               NONINDEXED NONINDEXED
                                               GUARANTEE  GUARANTEE  NONGUARANTEED
                                               LESS THAN  MORE THAN    SEPARATE
                                         INDEX     4%         4%        ACCOUNT     TOTAL
                                         ----- ---------- ---------- ------------- --------
                                                          ($ in thousands)
(1) Premiums, consideration or deposits
  for the year ended 12/31/2013.........  $0      $ 21        $0       $  7,659    $  7,680
 Reserves at 12/31/2013
(2) For accounts with assets at:
   a. Fair value........................  $0      $  0        $0       $200,432    $200,432
   b. Amortized cost....................   0       233         0              0         233
                                          --      ----        --       --------    --------
   c. Total reserves....................  $0      $233        $0       $200,432    $200,665
                                          --      ----        --       --------    --------
(3) By withdrawal characteristics:
   a. Subject to discretionary
     withdrawal.........................  $0      $  0        $0       $      0    $      0
   b. With FV adjustment................   0         0         0              0           0
   c. At book value without FV
     adjustment and with current
     surrender charge of 5% or more.....   0        97         0              0          97
   d. At fair value.....................   0         0         0        199,237     199,237
   e. At book value without FV
     adjustment and with current
     surrender charge less than 5%......   0       136         0              0         136
                                          --      ----        --       --------    --------
   f. Subtotal..........................   0       233         0        199,237     199,470
   g. Not subject to discretionary
     withdrawal.........................   0         0         0          1,195       1,195
                                          --      ----        --       --------    --------
   h. Total.............................  $0      $233        $0       $200,432    $200,665
                                          ==      ====        ==       ========    ========
(4) Reserves for Asset Default Risk in
  Lieu of AVR...........................  $0      $  0        $0       $      0    $      0

   Reconciliation of net transfers to (from) Separate Accounts is as follows:

                                                                      2014      2013
                                                                    --------  --------
                                                                     ($ in thousands)
Transfers as reported in the Summary of Operations of the Separate
  Accounts Statement:
   Transfers to Separate Accounts.................................. $  6,878  $  7,681
   Transfers from Separate Accounts................................   24,135    30,639
                                                                    --------  --------
   Net transfers to (from) Separate Accounts....................... $(17,257) $(22,958)
                                                                    ========  ========
Transfers as reported in the Statements of Operations.............. $(17,257) $(22,958)
                                                                    ========  ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

14.FAIR VALUE MEASUREMENTS


   The Company determines the fair value of its financial instruments in accordance with Statement of Statutory Accounting Principles No. 100, "Fair Value Measurements" ("SSAP No. 100"). SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an "exit price", the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

   The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

   Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

   Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

   (a) Quoted prices for similar assets or liabilities in active markets,

   (b) Quoted prices for identical or similar assets or liabilities in non-active markets,

   (c) Inputs other than quoted market prices that are observable, and

   (d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

   Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

   The following table provides information as of December 31 about the Company's financial assets and liabilities measured at fair value:

   2014
   ----
                                                     $ IN THOUSANDS
                                            ---------------------------------
   DESCRIPTION                              LEVEL 1  LEVEL 2 LEVEL 3  TOTAL
   -----------                              -------- ------- ------- --------
   a. ASSETS AT FAIR VALUE
      Common Stock
          Industrial and Miscellaneous..... $      0 $    0  $1,334  $  1,334
                                            -------- ------  ------  --------
             Total Bonds...................        0      0   1,334     1,334
                                            -------- ------  ------  --------
      Separate Account Assets..............  184,571  3,938       0   188,509
                                            -------- ------  ------  --------
      Total assets at fair value........... $184,571 $3,938  $1,334  $189,843
                                            ======== ======  ======  ========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

14.FAIR VALUE MEASUREMENTS (CONTINUED)

                                                     $ IN THOUSANDS
   2013                                     ---------------------------------
   DESCRIPTION                              LEVEL 1  LEVEL 2 LEVEL 3  TOTAL
   -----------                              -------- ------- ------- --------
   a. ASSETS AT FAIR VALUE
      Common Stock
          Industrial and Miscellaneous..... $      0  $  0   $2,453  $  2,453
                                            --------  ----   ------  --------
             Total Bonds...................        0     0    2,453     2,453
                                            --------  ----   ------  --------
      Separate Account Assets..............  200,507   862        0   201,369
                                            --------  ----   ------  --------
      Total assets at fair value........... $200,507  $862   $2,453  $203,822
                                            ========  ====   ======  ========

   The following is the Level 3 reconciliation of the beginning balance to the ending balance for these assets:

                                                                              TOTAL
                                                                    TOTAL     GAINS
                                                                  GAINS AND    AND
                                                                  (LOSSES)   (LOSSES)
                         BEGINNING  TRANSFERS TRANSFERS TRANSFERS INCLUDED   INCLUDED
                         BALANCE AT   FROM      INTO     OUT OF    IN NET       IN
DESCRIPTION              1/01/2014   LEVEL 3   LEVEL 3   LEVEL 3   INCOME    SURPLUS  PURCHASES ISSUANCES   SALES    SETTLEMENTS
-----------              ---------- --------- --------- --------- ---------  -------- --------- --------- ---------  -----------
                                                                          ($ in thousands)
a. Assets
  Common stocks-
   nonaffiliated........  $  2,453     $0        $0        $0     $       0  $      0   $  0       $0     $  (1,119)     $0
                          --------     --        --        --     ---------  --------   ----       --     ---------      --
    Total Assets........  $  2,453     $0        $0        $0     $       0  $      0   $  0       $0     $  (1,119)     $0
                          ========     ==        ==        ==     =========  ========   ====       ==     =========      ==

                                                                              TOTAL
                                                                    TOTAL     GAINS
                                                                  GAINS AND    AND
                                                                  (LOSSES)   (LOSSES)
                         BEGINNING  TRANSFERS TRANSFERS TRANSFERS INCLUDED   INCLUDED
                         BALANCE AT   FROM      INTO     OUT OF    IN NET       IN
DESCRIPTION              1/01/2013   LEVEL 3   LEVEL 3   LEVEL 3   INCOME    SURPLUS  PURCHASES ISSUANCES   SALES    SETTLEMENTS
-----------              ---------- --------- --------- --------- ---------  -------- --------- --------- ---------  -----------
                                                                          ($ in thousands)
a. Assets
  Commercial
   mortgage-backed
   securities...........  $ 36,183     $0        $0        $0     $ (53,275) $ 45,392   $  0       $0     $ (28,300)     $0
  Common stocks-
   nonaffiliated........     2,657      0         0         0             0         0      0        0          (204)      0
  Parent, subsidiaries
   and affiliates
   stock*...............   434,560      0         0         0      (468,185)  783,665    150        0      (750,190)      0
                          --------     --        --        --     ---------  --------   ----       --     ---------      --
    Total Assets........  $473,400     $0        $0        $0     $(521,460) $829,057   $150       $0     $(778,694)     $0
                          ========     ==        ==        ==     =========  ========   ====       ==     =========      ==




                           ENDING
                         BALANCE AT
DESCRIPTION              12/31/2014
-----------              ----------

a. Assets
  Common stocks-
   nonaffiliated........   $1,334
                           ------
    Total Assets........   $1,334
                           ======





                           ENDING
                         BALANCE AT
DESCRIPTION              12/31/2013
-----------              ----------

a. Assets
  Commercial
   mortgage-backed
   securities...........   $    0
  Common stocks-
   nonaffiliated........    2,453
  Parent, subsidiaries
   and affiliates
   stock*...............        0
                           ------
    Total Assets........   $2,453
                           ======

-------------
*The Company fully disposed of all holdings in subsidiary and affiliate stock prior to the acquisition of the Company by PLICO on October 1, 2013. Please refer to Note 6 for further detail regarding these disposals.

   There were no transfers between levels for the years ending December 31, 2014 and 2013.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

14.FAIR VALUE MEASUREMENTS (CONTINUED)


FAIR VALUE METHODOLOGY

Description of Pricing Inputs

   The Company predominantly uses a third party pricing service and broker quotes to determine fair values. The third party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

   To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

   The third party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

   The Company's Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

   The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

   The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ''waterfall'' approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

14.FAIR VALUE MEASUREMENTS (CONTINUED)

non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security.

   The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

   The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contacted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

   For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the twelve months ending
December 31, 2014 and 2013.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

14.FAIR VALUE MEASUREMENTS (CONTINUED)


   The following table presents the Company's fair value hierarchy for its financial instruments as of December 31:

2014
----
                                                        $ IN THOUSANDS
                              -------------------------------------------------------------------
                              AGGREGATE   ADMITTED                               NOT PRACTICABLE
TYPE OF FINANCIAL INSTRUMENT  FAIR VALUE   VALUE    LEVEL 1   LEVEL 2   LEVEL 3  (CARRYING VALUE)
----------------------------  ---------- ---------- -------- ---------- -------- ----------------
      Bonds.................. $6,013,423 $5,625,668 $ 49,275 $5,479,755 $484,393        $0
      Common stock...........      1,334      1,334        0          0    1,334         0
      Preferred stock........    107,132    108,420   99,172      7,960        0         0
      Mortgage loans.........    574,617    554,487        0          0  574,617         0
      Cash...................    110,741    110,741  110,741          0        0         0
      Contract loans.........    800,811    800,811        0          0  800,811         0
     Separate Accounts.......    188,509    188,509  184,571      3,938        0         0
      Deposit-type
        contracts............    284,537    289,458        0          0  284,537         0
      Surplus Notes..........      1,417      1,091        0          0    1,417         0

2013
----
                                                        $ IN THOUSANDS
                              -------------------------------------------------------------------
                              AGGREGATE   ADMITTED                               NOT PRACTICABLE
TYPE OF FINANCIAL INSTRUMENT  FAIR VALUE   VALUE    LEVEL 1   LEVEL 2   LEVEL 3  (CARRYING VALUE)
----------------------------  ---------- ---------- -------- ---------- -------- ----------------
   Assets....................
      Bonds.................. $5,553,943 $5,314,677 $175,228 $4,757,624 $621,091        $0
      Common stock...........      2,453      2,453        0          0    2,453         0
      Preferred stock........     79,861     92,912   72,143      7,718        0         0
      Mortgage loans.........    848,069    776,638        0          0  848,069         0
      Cash...................    230,499    230,499  230,499          0        0         0
      Contract loans.........    829,830    829,830        0          0  829,830         0
     Separate Accounts.......    201,369    201,777  200,507        862        0         0
      Deposit-type
        contracts............    288,047    292,790        0          0  288,047         0
      Surplus Notes..........      2,482      1,091        0          0    2,482         0

   Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The market value of bonds and preferred stocks is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, and pricing matrices.

   The book value of the Company's cash and cash equivalents approximates fair value.

   The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

14.FAIR VALUE MEASUREMENTS (CONTINUED)


   Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company's fair value of contract loans approximates carrying value.

   The majority of securities in the Company's Separate Accounts consist of mutual funds valued at market value. All other publicly traded bonds and stocks are also valued at market value. Direct placement bonds and warrants are stated at fair value, as determined by the Company or third party appraisers. Short-term investments held in money market separate accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other separate accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost which, the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of respective trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds.

   Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

   The Company estimates the fair value of its Surplus Notes using third party pricing models.

   The Company held no financial instruments as of December 31, 2014 and 2013, for which it was not practicable to estimate fair value.

15.RETAINED ASSETS

   The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in the Summary of Operations. In lieu of a cash payment to the beneficiary, a liability is established in "Liability for deposit-type contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The credited rate during 2014 and 2013 for accounts administered by Northern Trust was 0.25%. The credited rate for accounts administered by Bank of New York Mellon, which were introduced during 2014, was 0.40%.

   No fees were charged to retained asset account owners during 2014 or 2013.

   In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained assets account. The retained assets account is generally the default method.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

15.RETAINED ASSETS (CONTINUED)


   The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

                                                    IN FORCE
                                                ($ IN THOUSANDS)
                                          -----------------------------
                                               2014           2013
                                          -----------------------------
                                          NUMBER BALANCE NUMBER BALANCE
        ---------------------------------------------------------------
        a. Up to and including 12 Months.   229   14,255    81  $ 4,333
        ---------------------------------------------------------------
        b. 13 to 24 Months...............    46    2,060    49    2,997
        ---------------------------------------------------------------
        c. 25 to 36 Months...............    35    1,741    34    1,579
        ---------------------------------------------------------------
        d. 37 to 48 Months...............    26    1,273   133    3,976
        ---------------------------------------------------------------
        e. 49 to 60 Months...............    99    3,137   218    4,165
        ---------------------------------------------------------------
        f. Over 60 Months................ 1,364   23,220 1,376   23,309
        ---------------------------------------------------------------
        g. Total......................... 1,799  $45,686 1,891  $40,359
        ---------------------------------------------------------------

   The table below segregates retained asset components between individual and group contracts:

----------------------------------------------------------------------------------------------
                                                                ($ IN THOUSANDS)
                                                   -------------------------------------------
                                                        INDIVIDUAL               GROUP
                                                   -------------------------------------------
                                                   NUMBER BALANCE AMOUNT NUMBER BALANCE AMOUNT
----------------------------------------------------------------------------------------------
a. Number/Balance of Retained Asset Accounts at
  the Beginning of the Year....................... 1,891     $40,359        0         $0
----------------------------------------------------------------------------------------------
b. Number/Amount of Retained Asset Account
  Issued/Added During the Year....................   358      25,321        0          0
----------------------------------------------------------------------------------------------
c. Investment Earnings Credited to Retained Asset
  Accounts During the Year........................   XXX         105      XXX          0
----------------------------------------------------------------------------------------------
d. Fees and Other Charges Assessed to Retained
  Asset Accounts During the Year..................   XXX           0      XXX          0
----------------------------------------------------------------------------------------------
e. Number/Amount of Retained Asset Accounts
  Transferred to State Unclaimed Property funds
  During the Year.................................     0           0        0          0
----------------------------------------------------------------------------------------------
f. Number/Amount of Retained Asset Accounts
  Closed/Withdrawn During the Year................   450      20,099        0          0
----------------------------------------------------------------------------------------------
g. Number/Balance of Retained Asset Accounts at
  the End of the Year g=a+b+c-d-e-f............... 1,799     $45,686        0         $0
----------------------------------------------------------------------------------------------

16.EMPLOYEE BENEFIT PLANS

   The Company sponsors non-contributory defined benefit pension plans covering former U.S. employees. As of December 31, 2004 all active employees of the Company became employees of AXA Equitable.

   In March 2012, the NAIC adopted SSAP No. 92 and SSAP No. 102, each with an effective adoption date of January 1, 2013 and superseding SSAP No. 14 and SSAP No. 89, respectively. The requirements of these new pronouncements could have a material impact on the surplus of many entities. Consequently,

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

16.EMPLOYEE BENEFIT PLANS (CONTINUED)

as a result, entities were permitted an election on a plan-by-plan basis either to recognize the full transition surplus impact immediately on January 1, 2013 or over a period not to exceed ten years and subject to an annual formulaic minimum amount. The Company elected to absorb the full impact of the change in accounting principles as of January 1, 2013 and reduced surplus by $40.7 million at the date of adoption.

   During September 2013, the Company announced that effective December 31, 2013, it would discontinue all future benefit accruals under the MONY Life Retirement Income Security Plan for Employees (Qualified and Non-Qualified Retirement Plans). The Plans' curtailment resulted in a decrease in the PBO of approximately $29 million, including an expense credit of $5.3 million and a credit to surplus of approximately $24 million. In addition, the Company re-measured the status of its Qualified and Non-Qualified Pension plans at September 30, 2013, including adjustment of the discount rate assumption from 3.5% to 4.5% reflecting current markets, and reduced its obligations by approximately $61.5 million with a corresponding credit to surplus.

   On October 1, 2013, immediately prior to the acquisition of the Company by PLICO, AEFS, a former affiliate of the Company, became the sponsor of the Qualified Pension plan, and assumed a significant portion of the Non-Qualified Pension plan liabilities.

   These financial results reflect all of the benefits provided under the tax qualified retirement income security plan for former employees of the Company and the non-tax qualified employee excess benefit plan. The Company's qualified and non-qualified pension benefits generally are based on years of service and final average annual compensation. As of December 31, 2014 and 2013, the Company accrued benefits in accordance with actuarially determined amounts. Through an indemnification agreement within the Master Agreement, at the end of each calendar year, to the extent the supporting trust assets are less than the Company's benefit plan liabilities, AXA will pay the Company an amount equal to the shortfall. As of December 31, 2014, the Company's benefit plans had a total liability balance of $7.7 million and the supporting trust assets had a total balance of $7.9 million.

   A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefit Plans are as follows at December 31, 2014 and 2013:

   a. Pension Benefits

                                                                       OVERFUNDED    UNDERFUNDED
                                                                       2014  2013  2014      2013
                                                                       ----  ---- ------  ---------
                                                                             ($ in thousands)
1. Benefits obligation at beginning of year...........................  $0    $0  $6,200  $ 574,619
2. Service cost.......................................................   0     0       0      8,621
3. Interest cost......................................................   0     0     249     20,118
4. Contribution by plan participants..................................   0     0       0          0
5. Actuarial gain (loss)..............................................   0     0     216    (60,972)
6. Foreign currency exchange rate changes.............................   0     0       0          0
7. Benefits paid......................................................   0     0    (379)    29,809
8. Plan amendments....................................................   0     0       0          0
9. Business combinations, divestitures, curtailments, settlements and
  special termination benefits........................................   0     0       0   (565,995)
                                                                        --    --  ------  ---------
10. Benefits obligation at end of year................................  $0    $0  $6,286  $   6,200
                                                                        ==    ==  ======  =========

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

16.EMPLOYEE BENEFIT PLANS (CONTINUED)


   b. Postretirement Benefits

                                                                       OVERFUNDED  UNDERFUNDED
                                                                       2014  2013 2014   2013
                                                                       ----  ---- ---- --------
                                                                           ($ in thousands)
1. Benefits obligation at beginning of year...........................  $0    $0   $0  $ 74,467
2. Service cost.......................................................   0     0    0       110
3. Interest cost......................................................   0     0    0     2,529
4. Contribution by plan participants..................................   0     0    0         0
5. Actuarial gain (loss)..............................................   0     0    0   (10,271)
6. Foreign currency exchange rate changes.............................   0     0    0         0
7. Benefits paid......................................................   0     0    0    (1,905)
8. Plan amendments....................................................   0     0    0         0
9. Business combinations, divestitures, curtailments, settlements and
  special termination benefits........................................   0     0    0   (64,930)
                                                                        --    --   --  --------
10. Benefits obligation at end of year................................  $0    $0   $0  $      0
                                                                        ==    ==   ==  ========

   c. Postemployment & Compensated Absence Benefits

                                                                       OVERFUNDED UNDERFUNDED
                                                                       2014  2013 2014  2013
                                                                       ----  ---- ----  ----
                                                                        ($ in thousands)
1. Benefits obligation at beginning of year...........................  $0    $0   $0    $0
2. Service cost.......................................................   0     0    0     0
3. Interest cost......................................................   0     0    0     0
4. Contribution by plan participants..................................   0     0    0     0
5. Actuarial gain (loss)..............................................   0     0    0     0
6. Foreign currency exchange rate changes.............................   0     0    0     0
7. Benefits paid......................................................   0     0    0     0
8. Plan amendments....................................................   0     0    0     0
9. Business combinations, divestitures, curtailments, settlements and
  special termination benefits........................................   0     0    0     0
                                                                        --    --   --    --
10. Benefits obligation at end of year................................  $0    $0   $0    $0
                                                                        ==    ==   ==    ==

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

16.EMPLOYEE BENEFIT PLANS (CONTINUED)


   The Company's change in benefit obligation is as follows:

                                                        PENSION      POSTRETIREMENT
                                                       BENEFITS      BENEFITS       POSTEMPLOYMENT
                                                    2014     2013    2014    2013   2014    2013
                                                   -----  ---------  ----    ----   ----    ----
                                                             ($ in thousands)
a. Fair value of plan assets at beginning of year. $   0  $ 377,889   $0      $0     $0      $0
b. Actual return on plan assets...................     0     37,215    0       0      0       0
c. Foreign currency exchange rate changes.........     0          0    0       0      0       0
d. Reporting entity contributions.................   379     22,400    0       0      0       0
e. Plan participants' contributions...............     0          0    0       0      0       0
f. Benefits paid..................................  (379)   (36,197)   0       0      0       0
g. Business combinations, divestitures and
  settlements.....................................     0   (401,307)   0       0      0       0
                                                   -----  ---------   --      --     --      --
h. Fair value of plan assets at end of year....... $   0  $       0   $0      $0     $0      $0
                                                   =====  =========   ==      ==     ==      ==

   The funded status of the Company's pension plan is as follows:

                                                      PENSION    POSTRETIREMENT
                                                     BENEFITS    BENEFITS
                                                    2014   2013  2014    2013
                                                   ------ ------ ----    ----
                                                      ($ in thousands)
     Overfunded:
        a. Assets (nonadmitted)
            1. Prepaid benefit costs.............. $    0 $    0  $0      $0
            2. Overfunded plan assets.............      0      0   0       0
                                                   ------ ------  --      --
            3. Total assets (nonadmitted)......... $    0 $    0  $0      $0
                                                   ====== ======  ==      ==
     Underfunded:
        b. Liabilities recognized
            1. Accrued benefit costs.............. $    0 $    0  $0      $0
            2. Liability for pension benefits.....  6,286  6,200   0       0
                                                   ------ ------  --      --
            3. Total liabilities recognized....... $6,286 $6,200  $0      $0
                                                   ====== ======  ==      ==
        c. Unrecognized liabilities............... $    0 $    0  $0      $0

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

16.EMPLOYEE BENEFIT PLANS (CONTINUED)


   The components of the Company's net periodic benefit cost are as follows:

                                                                                  POSTEMPLOYMENT
                                                       PENSION     POSTRETIREMENT & COMPENSATED
                                                      BENEFITS       BENEFITS     ABSENCE BENEFITS
                                                   2014    2013    2014   2013    2014     2013
                                                   ----  --------  ----  ------   ----     ----
                                                              ($ in thousands)
a. Service cost................................... $  0  $  8,621   $0   $  110    $0       $0
b. Interest cost..................................  249    20,184    0    2,529     0        0
c. Expected return on plan assets.................    0   (25,330)   0        0     0        0
d. Transition asset or obligation.................    0       555    0        6     0        0
e. Gains and losses...............................   (1)   27,187    0      225     0        0
f. Prior service cost or credit...................    0    (1,603)   0     (464)    0        0
g. Gain or loss recognized due to a settlement or
  curtailment.....................................    0   (10,659)   0        0     0        0
                                                   ----  --------   --   ------    --       --
h. Total net periodic benefit cost................ $248  $ 18,955   $0   $2,406    $0       $0
                                                   ====  ========   ==   ======    ==       ==

   The amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost are as follows:

                                                                    PENSION      POSTRETIREMENT
                                                                   BENEFITS        BENEFITS
                                                                2014     2013    2014    2013
                                                               -----  ---------  ----  -------
                                                                      ($ in thousands)
a. Items not yet recognized as a component of net periodic
  cost - prior year........................................... $ 150  $ 330,540   $0   $(1,421)
b. Net transition asset or obligation recognized..............     0       (555)   0        (6)
c. Net prior service cost or credit arising during the period.     0          0    0         0
d. Net prior service cost or credit recognized................     0    (40,080)   0     3,218
e. Net gain and loss arising during the period................  (216)  (279,104)   0    (1,791)
f. Net gain and loss recognized...............................    (1)   (10,801)   0         0
                                                               -----  ---------   --   -------
g. Items not yet recognized as a component of net periodic
  cost - current year......................................... $ (67) $       0   $0   $     0
                                                               =====  =========   ==   =======

   The amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost are as follows:

                                                   PENSION  POSTRETIREMENT
                                                  BENEFITS  BENEFITS
                                                  2014 2013 2014    2013
                                                  ---- ---- ----    ----
                                                   ($ in thousands)
          a. Net transaction asset or obligation.  $0   $0   $0      $0
          b. Net prior service cost or credit....   0    0    0       0
          c. Net recognized gains and losses.....   0    0    0       0

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

16.EMPLOYEE BENEFIT PLANS (CONTINUED)


   The amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost are as follows:

                                                  PENSION     POSTRETIREMENT
                                                  BENEFITS     BENEFITS
                                               2014    2013   2014    2013
                                               ----  -------  ----   -----
                                                    ($ in thousands)
       a. Net transaction asset or obligation. $  0  $   555   $0    $  (6)
       b. Net prior service cost or credit....    0   (1,623)   0      464
       c. Net recognized gains and losses.....  (67)  27,187    0     (225)

   The Weighted-Average Assumption used to determine net periodic benefit cost as of December 31 is as follows:

                                                             PENSION BENEFITS
                                                             2014     2013
                                                             ----     ----
        a. Weighted average discount rate................... 4.50%    4.50%
        b. Expected long-term rate of return on plan assets.   NA     6.75%
        c. Rate of compensation increase....................   NA     6.00%

   The Weighted-Average Assumption used to determine projected benefit obligation as of December 31 is as follows:

                                                    PENSION BENEFITS
                                                    2014     2013
                                                    ----     ----
                 d. Weighted average discount rate. 3.70%    4.50%
                 e. Rate of compensation increase..   NA     6.00%

   The amount of the accumulated benefit obligation for defined benefit obligation for defined benefit pension plans was $6.3 million for the current year and $6.2 million for the prior year.

   The following estimated future benefit payments are expected to be paid in the following years:

                                        AMOUNT
                                   ----------------
                                   ($ in thousands)
                            2015..      $  430
                            2016..         412
                            2017..         385
                            2018..         359
                            2019..         368
                            2020+.       1,781

   The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $6.3 million and $0, respectively, at December 31, 2014 and $6.2 million and $0, respectively, at December 31, 2013.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

17.CLOSED BLOCK AND PARTICIPATING POLICIES


   During 1998, for policyholder dividend purposes only, the Company established the closed block (the "Closed Block") of participating business for the exclusive benefit of the policies included therein. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from the in-force policies in the Closed Block, are reasonably expected to be sufficient to support the Closed Block including, but not limited to, provisions for payment of claims and surrender benefits, certain expenses and taxes, and to provide for continuation of dividend scales payable in 1998, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes.

   None of the assets including the revenue therefrom, allocated to the Closed Block or acquired by the Closed Block will revert to the benefit of PLICO as sole stockholder of the Company as of December 31, 2014 and 2013, or to the Company's former parent and stockholder. No assets may be reallocated or transferred between the Closed Block and any other portion of PLICO's General Account or any of its Separate Accounts or any person affiliated with PLICO without the prior approval of the NYSDFS. The Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   Summarized balance sheet information for the Closed Block is as follows:

                                                     DECEMBER 31
                                                   2014       2013
                                                ---------- ----------
                                                  ($ in thousands)
          Fixed maturities..................... $4,224,473 $3,921,740
          Mortgage loans on real estate........    451,180    612,990
          Policy loans.........................    771,120    802,013
          Cash and other invested assets.......     31,179    140,784
          Other assets.........................    148,076    112,451
                                                ---------- ----------
          Total Closed Block Assets............ $5,626,028 $5,589,978
                                                ========== ==========
          Policy reserves & deposit type funds. $5,978,098 $6,117,847
          Other liabilities....................    190,896    127,363
                                                ---------- ----------
          Total Closed Block Liabilities....... $6,168,994 $6,245,210
                                                ========== ==========

   For the year ending 2014, total closed and open block premiums under individual and group insurance participating policies were $272 million, or 83% of individual and group premiums earned. The aggregate amount of divisible surplus to be distributed during the year is determined by Company management with due recognition to factors including solvency of the Company, its ability to meet all contractual obligations, and the existence of the Closed Block which was established as part of MONY's Plan of Reorganization effective November 16, 1998. The aggregate divisible surplus is then divided among policyholders in the proportion that their policies are considered to have contributed to divisible surplus. In addition, as specified in MONY's Plan of Reorganization, dividend scales for Closed Block policies are based on changes in the specific experience for this business relative to the experience underlying the 1998 dividend scale. The change in the liability for dividends payable in the following year is charged or credited to current year operations. The Company paid dividends in the amount of $109 million to policyholders in 2014 and did not allocate any additional income to such policyholders.

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013
                               (STATUTORY BASIS)

18.RECONCILIATION FROM STATUTORY FILING


   The Company is required to prepare and file annual financial statements ("Annual Statement") with insurance regulatory authorities. The 2013 audited results included herein contain adjustments not recorded by the Company in its Annual Statement. The following is a reconciliation between the audited financial statements and the Annual Statement filed with the insurance regulatory authorities as of December 31, 2013:

                                    PER STATUTORY                    AS REPORTED
                                  ANNUAL STATEMENTS RECLASSIFICATION   HEREIN
                                  ----------------- ---------------- -----------
                                                 ($ in thousands)
Net realized capital losses......     $(597,168)        $ 53,483      $(543,685)
Net income.......................      (567,102)          53,483       (513,619)
Change in net unrealized capital
  gains..........................       819,751          (53,483)       766,268

   Adjustments noted above for 2013 are the result of a correction of the cost basis used to compute the disposal of the Company's common stock holdings of former subsidiaries prior to the Company's acquisition by PLICO. The Company's 2013 Audited Statutory Financial Statements included herein were adjusted to reflect these changes. These adjustments had no net impact on the Company's Statutory Capital & Surplus as reported in the 2013 Annual Statement as originally filed.

19.SUBSEQUENT EVENTS

   Pursuant to the Agreement and Plan of Merger, dated as of June 3, 2014, by and among PLC, a Delaware corporation and indirect owner of the Company, Dai-ichi Life, and DL Investment (Delaware), Inc., a Delaware corporation and a wholly-owned subsidiary of Dai-ichi Life ("DL Investment"), on February 1, 2015, DL Investment merged with and into PLC, with PLC surviving as a wholly-owned subsidiary of Dai-ichi Life.

   The Company has evaluated the effects of events subsequent to December 31, 2014, and through April 27, 2015 (the date of the issuance of the Statutory statements included herein), and there are no other material subsequent events to report.

                            SUPPLEMENTAL SCHEDULES

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                       SELECTED FINANCIAL DATA SCHEDULE
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                    ($ IN THOUSANDS)
                                                                                    ----------------
Investment Income:
   Government bonds................................................................    $    4,247
   Other bonds (unaffiliated)......................................................       277,754
   Preferred stock (unaffiliated)..................................................         6,129
   Common stock (unaffiliated).....................................................           111
   Common stock (affiliated).......................................................             0
   Mortgage loans..................................................................        45,213
   Contract loans..................................................................        47,559
   Cash, cash equivalents and short term investments...............................            33
   Other invested assets...........................................................             0
   Aggregate write-ins for investment income.......................................            97
                                                                                       ----------
       Gross investment income.....................................................    $  381,143
                                                                                       ==========
Mortgage loans - book value:
   Commercial mortgages............................................................    $  554,487
                                                                                       ----------
       Total mortgage loans........................................................    $  554,487
                                                                                       ==========
Mortgage loans by standing - book value:
   Good standing...................................................................    $  554,487
                                                                                       ==========
Bonds, short term investments, and cash equivalents by class and maturity:
   Bonds and short term investments by maturity - statement value
       Due within one year.........................................................    $  453,170
       Over 1 year through 5 years.................................................     1,556,040
       Over 5 years through 10 years...............................................     1,645,373
       Over 10 years through 20 years..............................................       312,861
       Over 20 years...............................................................     1,658,224
                                                                                       ----------
          Total by maturity........................................................    $5,625,668
                                                                                       ==========
   Bonds, short term investments, and cash equivalents by class - statement value
       Class 1.....................................................................    $3,157,340
       Class 2.....................................................................     2,342,908
       Class 3.....................................................................       122,320
       Class 4.....................................................................         2,500
       Class 5.....................................................................           600
       Class 6.....................................................................             0
                                                                                       ----------
          Total by class...........................................................    $5,625,668
                                                                                       ==========
   Total bonds and short term publicly traded......................................    $4,111,127
                                                                                       ==========
   Total bonds and short term privately placed.....................................    $1,514,541
                                                                                       ==========
Preferred stocks - statement value.................................................    $  108,420
                                                                                       ==========
Common stocks - market value.......................................................    $    1,334
                                                                                       ==========
Short term investments - book value................................................    $        0
                                                                                       ==========
Cash on deposit....................................................................    $  110,741
                                                                                       ==========

   See Report of Independent Auditors and Notes to Statutory Basis Financial
                                  Statements

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                       SELECTED FINANCIAL DATA SCHEDULE
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       ($ IN THOUSANDS)
                                                                       ----------------
Life insurance in force:
   Ordinary...........................................................   $23,626,496
                                                                         ===========
   Credit life........................................................   $         0
                                                                         ===========
   Group..............................................................   $    93,660
                                                                         ===========
Amount of accidental death insurance in force under Ordinary policies.   $   981,188
                                                                         ===========
Life insurance policies with disability provisions in force:
   Ordinary...........................................................   $ 9,366,975
                                                                         ===========
   Group..............................................................   $    15,880
                                                                         ===========
Supplementary contracts in force:
   Ordinary - not involving life contingencies
       Amount on deposit..............................................   $    29,988
                                                                         ===========
       Income payable.................................................   $     1,601
                                                                         ===========
   Ordinary - involving life contingencies
       Income payable.................................................   $     4,572
                                                                         ===========
   Group - not involving life contingencies
       Amount on deposit..............................................   $       386
                                                                         ===========
       Income payable.................................................   $        12
                                                                         ===========
Annuities:
   Ordinary
       Immediate - amount of income payable...........................   $     2,957
                                                                         ===========
       Deferred - fully paid - account balance........................   $   177,612
                                                                         ===========
       Deferred - not fully paid - account balance....................   $         0
                                                                         ===========
   Group
       Immediate - amount of income payable...........................   $    10,679
                                                                         ===========
       Deferred - fully paid - account balance........................   $    27,289
                                                                         ===========
Accident and health insurance - premiums in force:
   Ordinary...........................................................   $    46,642
                                                                         ===========
   Group..............................................................   $     1,120
                                                                         ===========
Deposit funds and dividends accumulations:
   Deposit funds - account balance....................................   $    45,686
                                                                         ===========
   Dividends accumulations - account balance..........................   $   205,293
                                                                         ===========

   See Report of Independent Auditors and Notes to Statutory Basis Financial
                                  Statements

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                       SELECTED FINANCIAL DATA SCHEDULE
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2014

                                                               ($ IN THOUSANDS)
                                                               ----------------
 Claims payments 2014:
    Group accident and health - year ended December 31, 2014
        2014..................................................      $    6
                                                                    ======
        2013..................................................      $    0
                                                                    ======
        2012..................................................      $   30
                                                                    ======
        2011..................................................      $  150
                                                                    ======
        2010..................................................      $   24
                                                                    ======
        Prior.................................................      $1,418
                                                                    ======
    Other accident and health - year ended December 31, 2014
        2014..................................................      $   35
                                                                    ======
        2013..................................................      $   72
                                                                    ======
        2012..................................................      $   36
                                                                    ======
        2011..................................................      $   17
                                                                    ======
        2010..................................................      $   25
                                                                    ======
        Prior.................................................      $ (306)
                                                                    ======

   See Report of Independent Auditors and Notes to Statutory Basis Financial
                                  Statements

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                          SUMMARY INVESTMENT SCHEDULE
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2014

                                                             GROSS INVESTMENT
                                                                 HOLDINGS           ADMITTED ASSETS
                                                           --------------------  --------------------
                                                            AMOUNTS   PERCENTAGE   AMOUNT   PERCENTAGE
                                                           ---------- ---------- ---------- ----------
                                                                        ($ in thousands)
Bonds
 US Treasury securities................................... $   46,858     0.7%   $   46,858     0.7%
 US government agency obligations (excluding
   mortgage-backed securities)
   Issued by US government agencies
   Issued by US government sponsored agencies.............     41,642     0.6        41,642     0.6
 Securities issued by state, territories and posssessions
   and political subdivisions in the US
     States, territories and possessions general
       obligations........................................      7,326     0.1         7,326     0.1
     Political subdivisions of states, territories and
       possessions........................................     10,000     0.1        10,000     0.1
     Revenue and assessment obligations...................     98,102     1.4        98,102     1.4
 Mortgage-backed securities (includes residential and
   commercial MBS):
   Pass-through securities:
     Guaranteed by GNMA...................................     16,927     0.2        16,927     0.2
     Issued by FNMA and FHLMC.............................     54,750     0.8        54,750     0.8
   CMO and REMIC
     Issued by GNMA, FNMA and FHLMC.......................     60,586     0.8        60,586     0.8
     All other............................................     48,775     0.7        48,775     0.7
 Other debt and other fixed income securities
   (excluding short term):
   Unaffiliated domestic securities.......................  4,780,773    66.4     4,780,773    66.4
   Unaffiliated foreign securities........................    459,928     6.4       459,928     6.4
 Preferred stocks:
   Unaffiliated...........................................    108,421     1.5       108,421     1.5
 Other equity securities:
   Unaffiliated...........................................      1,334     0.0         1,334     0.0
 Mortgage loans:
   Commercial loans.......................................    554,487     7.7       554,487     7.7
 Contract loans...........................................    800,812    11.1       800,812    11.1
 Receivables for securities...............................        195     0.0           195     0.0
 Cash and short term investments..........................    110,741     1.5       110,741     1.5
                                                           ----------   -----    ----------   -----
       Total invested assets.............................. $7,201,657   100.0%   $7,201,657   100.0%
                                                           ==========   =====    ==========   =====

   See Report of Independent Auditors and Notes to Statutory Basis Financial
                                  Statements

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                        INVESTMENT RISK INTERROGATORIES
                     FOR THE YEAR ENDED DECEMBER 31, 2014

1. The Company's total admitted assets (excluding Separate Accounts) as of December 31, 2014 were approximately $7.5 billion.

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans.

    INVESTMENT CATEGORY                 AMORTIZED COST  % OF ADMITTED ASSETS
    -------------------                ---------------- --------------------
                                       ($ in thousands)
    Bonds and Mortgage-backed
      securities:
       Fannie Mae.....................     $89,650              1.2%
       Freddie Mac....................      59,320              0.8%
       Cooperatieve Centrale Raiffeis.      51,890              0.7%
       JPMorgan Chase & Co............      51,793              0.7%
       General Electric Co............      48,973              0.7%
       Apple Inc......................      48,716              0.7%
       Union Pacific Corp.............      47,417              0.6%
       Gilead Sciences Inc............      45,318              0.6%
       Pepsico Inc....................      43,431              0.6%
       Kinder Morgan Inc..............      42,292              0.6%

3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds, short term, cash equivalents and preferred stocks by NAIC rating.

    INVESTMENT CATEGORY                 AMORTIZED COST  % OF ADMITTED ASSETS
    -------------------                ---------------- --------------------
                                       ($ in thousands)
    Bonds, short term investments and
      cash equivalents:
       NAIC Rated 1...................    $3,157,340            42.2%
       NAIC Rated 2...................     2,342,908            31.3%
       NAIC Rated 3...................       122,320             1.6%
       NAIC Rated 4...................         2,500             0.0%
       NAIC Rated 5...................           600             0.0%
       NAIC Rated 6...................             0             0.0%
    Preferred stocks:
       NAIC Rated 1...................        17,500             0.2%
       NAIC Rated 2...................        89,480             1.2%
       NAIC Rated 3...................         1,440             0.0%

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets. No.

   See Report of Independent Auditors and Notes to Statutory Basis Financial
                                  Statements

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                INVESTMENT RISK INTERROGATORIES -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2014

4.02 Total admitted assets held in foreign investments of $1.0 billion (13.4% of total admitted assets).

4.03 Foreign-currency denominated investments of $0

4.04 Insurance liabilities denominated in that same foreign currency of $0

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

              NAIC RATING           BOOK VALUE    % OF ADMITTED ASSETS
               -----------       ---------------- --------------------
                                 ($ in thousands)
         Countries rated NAIC-1.     $951,681             12.7%
         Countries rated NAIC-2.       52,773              0.7

6. The Company's largest foreign investment exposures in a single country, categorized by the country's NAIC rating:

              NAIC RATING           BOOK VALUE    % OF ADMITTED ASSETS
               -----------       ---------------- --------------------
                                 ($ in thousands)
         Countries rated NAIC-1
            United Kingdom......     $212,776             2.8%
            Australia...........      190,345             2.5
         Countries rated NAIC-2
            Mexico..............       22,780             0.3
            Spain...............       21,993             0.3

10.The Company's largest non-sovereign (i.e. non-governmental) foreign issues:

                                   NAIC
              ISSUER              RATING    BOOK VALUE    % OF ADMITTED ASSETS
              ------              ------ ---------------- --------------------
                                         ($ in thousands)
  Enel Spa.......................  2FE       $34,917              0.5%
  Novartis Ag....................  1FE        26,902              0.4
  Astrazeneca PLC................  1FE        26,597              0.4
  Australia & New Zealand Bankin.  1FE        24,977              0.3
  Iberdrola Intl Bv..............  2FE        24,972              0.3
  Electricite De France..........  1FE        24,501              0.3
  Grupo Bimbo Sab De Cv..........  2FE        22,780              0.3
  Noble Corp PLC.................  2FE        22,554              0.3
  Westpac Banking Corp...........  1FE        21,996              0.3
  Actavis PLC....................  2FE        20,878              0.3

   See Report of Independent Auditors and Notes to Statutory Basis Financial
                                  Statements

                          MONY LIFE INSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PROTECTIVE LIFE INSURANCE COMPANY)

                INVESTMENT RISK INTERROGATORIES -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2014


11.Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets. No
11.02 Total admitted assets held in Canadian investments of $188.6 million or 2.5%.
11.03 Canadian-currency-denominated investments of $0.
11.04 Supporting Canadian-denominated insurance liabilities of $0.
11.05 Unhedged Canadian currency exposure of $0.

16.The Company's mortgage loan portfolio is $554.5 million or 7.5% of the Company's total admitted assets.

   Information regarding the Company's 10 largest mortgage interests is as follows:

                  TYPE        BOOK VALUE    % OF ADMITTED ASSETS
                  ----     ---------------- --------------------
                           ($ in thousands)
               Commercial.     $50,000              0.7%
               Commercial.      37,600              0.5
               Commercial.      35,955              0.5
               Commercial.      34,574              0.5
               Commercial.      34,139              0.5
               Commercial.      31,634              0.4
               Commercial.      27,845              0.4
               Commercial.      27,406              0.4
               Commercial.      26,375              0.4
               Commercial.      24,312              0.3

   The Company had no construction loans, loans over 90 days past due, loans in the process of foreclosure, loans foreclosed, or restructured loans at December 31, 2014.

17.Mortgage loans had the following loan-to-value ratios, as determined by the date of the last appraisal:

               COMMERCIAL     BOOK VALUE    % OF ADMITTED ASSETS
               ----------  ---------------- --------------------
                           ($ in thousands)
               Above 95%..     $      0             0.0%
               91 to 95%..            0             0.0
               81 to 90%..            0             0.0
               71 to 80%..       37,600             0.5
               Below 70%..      516,887             6.9

   NOTE: INTERROGATORIES 7 THROUGH 9, 12 THROUGH 15, AND 18 THROUGH 23 WERE NOT APPLICABLE.

   See Report of Independent Auditors and Notes to Statutory Basis Financial
                                  Statements